UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22959

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - April 30, 2016

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

April 30, 2016

1290 Funds

Semi-Annual Report

April 30, 2016

Market Overview for the Six Months Ended April 30, 2016

Economy

In the six-month period ended April 30, 2016, the global economy continued to advance at a sluggish pace as central banks around the world took decisive action to stimulate gross domestic product (“GDP”) growth. In the U.S., despite only modest changes to the economic outlook, the U.S. Federal Reserve (“Fed”) held its benchmark interest rate steady while dramatically changing the projected path of future rate increases. In March, Fed members indicated an expectation of just two quarter-point rate hikes in 2016, compared to four increases expected four months earlier.

In the eurozone, anemic inflation and a slowdown in global growth spurred the European Central Bank (“ECB”) to provide additional easing measures, with a focus on stimulating credit expansion. In March, the ECB reduced its projected rate of eurozone inflation for 2016 from 1% to just 0.1%. To counter deflation, the ECB lowered its overnight interest rate by 0.1%, to -0.4%, and expanded its bond-buying program from 60 billion to 80 billion euros per month.

China continued to be the world’s most unpredictable economy. In January, China announced that its economy grew by just 6.9% in 2015, the lowest rate in 25 years. While China’s GDP growth continues to outpace that of every major economy in the world, its manufacturing sector has slowed significantly compared to a year ago. Chinese economic policymakers continue to struggle with the transition from an export-dominated manufacturing economy to one more balanced by services and domestic consumption. In mid-February, the Chinese government and its central bank announced they will provide more stimulus to ease the transition. An underlying problem of the Chinese economy is a very high level of corporate debt, about 160% of GDP. According to the International Monetary Fund, $1.3 trillion worth of Chinese corporate loans are potentially at risk of non-payment.

Sharp currency movements continued throughout the quarter. A quicker-than-expected yuan depreciation at the start of the year revived concerns over the Chinese policy trajectory and global growth. The yen and euro strengthened despite aggressive easing in Japan and Europe, as investors expressed skepticism about the ability of central banks to effectively manage monetary policy with official interest rates below zero. After a year and a half of strength, the U.S. dollar responded to the Fed’s more cautious rate-hike outlook by weakening to a 10-month low at the end of April. The stronger yen and euro weighed on the performance of Japanese and European stocks during the quarter, while the weakening U.S. dollar helped emerging-market equities, as well as U.S. large-caps.

Finally, the oil markets began 2016 by plunging to levels not seen since 2003, due in part to supply dynamics. Brent crude fell to a multi-year low of $31 per barrel in early January, before recovering to $46 by the end of April. Oil prices were supported in March and April by a combination of a weaker dollar and China’s decision to take advantage of low prices to stockpile crude.

Fixed Income

After being battered for almost three years — from the start of 2013 through the end of 2015 — global bonds staged an impressive rally. The Citigroup Non-U.S. Dollar World Government Bond Index led all major fixed-income benchmarks for the six months, returning 9.52%. Global bonds were helped by better prospects for continued growth in China, stronger commodities prices and a somewhat weaker dollar, along with ongoing loose monetary policies in the U.S., eurozone and Japan.

High-yield bonds also rebounded sharply from mid-February through the end of April, leaving the BofA Merrill Lynch U.S. High Yield Master II Index with a return of 2.25% for the six months. Rising oil prices helped to alleviate concerns about defaults in the energy sector of the high-yield market, and all commodity-linked high-yield bond sectors benefitted from the weaker dollar. However, at the end of April, Fitch announced that the high-yield bond default rate in the energy sector was at 13%, an all-time high. Several energy companies reported cuts in bank lines-of-credit, indicating tightening credit ahead. Outside the energy and mining sectors, high-yield bond default rates were in line with historical averages.

U.S. government and investment-grade corporate bonds benefitted from a modest decline in Treasury yields during December of 2015 and January of 2016. The Barclays U.S. Aggregate Bond Index returned 2.82% for the six months ended April 30, 2016, and the Barclays U.S. Intermediate Government Bond Index gained 1.72%.

Equity

In the U.S. and Europe, equity markets fell sharply from the last week of December through mid-February, reflecting investors’ anxiety about global growth. However, global equities began to rally shortly after the Bank of Japan made a surprise move in late January to cut its deposit rate on excess reserves in commercial bank accounts to -0.1%. A trend of rising oil prices in the second half of the period also helped to boost equities.

In the first quarter of 2016, earnings of S&P 500 companies fell on a year-over-year basis for the fourth consecutive quarter, and this trend drove the index’s price-earnings multiples to the highest level of this economic cycle.

For the full six months, the Russell 1000® Index of large-cap U.S. stocks returned 0.22% and the Russell 2000® Index of small-cap U.S. stocks returned -1.90%. The S&P 500 Index gained 0.43%, beating international stocks, represented by the MSCI EAFE Index (-1.75%).

Alternatives

Commodities and precious metals took advantage of the weaker dollar and China’s renewed appetite for oil and metals to rebound strongly from multi-year low prices. The S&P GSCI Gold Index returned 12.98% for the six month period. Prices of agricultural commodities and industrial metals fell through the end of 2015 and did not benefit nearly as much from the commodity rally of early 2016. For the full six month period, agricultural commodities and industrial metals dragged the S&P GSCI Index lower (-10.67%).

Source: AXA Equitable Funds Management Group, LLC, doing business as 1290 Asset Managers®. As of 4/30/16.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index.

NOTES ON PERFORMANCE

Total Returns

Performance of the 1290 Funds as shown on the following pages compares each Fund’s performance to that of a broad-based securities index and, with respect to certain Funds, customized composite benchmarks. Each Fund’s rates of return are net of investment advisory fees and expenses of the Fund. Each Fund has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Fund will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Benchmarks

60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the Barclays U.S. Aggregate Bond Index at a weighting of 40%.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-based securities.

Barclays U.S Intermediate Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of one to 10 years.

Citigroup Non-U.S. Dollar World Government Bond Index is an unmanaged, market capitalization weighted index that tracks 10 government bond indices, excluding the United States.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

BofA Merrill Lynch All U.S. Convertibles Index consists of U.S. dollar denominated investment grade and non-investment grade convertible bonds sold into the U.S. market and publicly traded in the United States. The index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index, formerly known as the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, tracks the performance of a synthetic asset paying the London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Morgan Stanley Capital International (MSCI) AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2500™ Index measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index. It is market-capitalization weighted.

Russell 2500™ Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

S&P GSCI Gold Index is comprised of active and liquid gold futures markets and is calculated primarily on a world production weighted basis.

S&P GSCI Index is a broad-based, production weighted index comprised of the principal physical commodities that are traded in active, liquid futures markets.

1290 CONVERTIBLE SECURITIES FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Total Returns as of 4/30/16
			6 Months	Since Incept.
Fund – Class A Shares*	without Sales Charge		(3.72)%	(7.65)%
	with Sales Charge (a	)	(8.05)	(11.79)
Fund – Class I Shares*			(3.60)	(7.46)
Fund – Class R Shares*			(3.84)	(7.84)
BofA Merrill Lynch All U.S. Convertibles Index			(2.94)	(6.23)
* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Palisade Capital Management, L.L.C.

Overview — Palisade Capital Management, L.L.C.

For the six-month period ended April 30, 2016, U.S. convertibles, like both equities and credit, have been buffeted by increased volatility. At times, investors seemed singularly focused on the Federal Reserve’s pace of interest rate hikes, or the prospects of global growth, or the impact of sharp moves in currencies and commodity prices. During this period, credit outperformed equities, with the larger capitalization S&P 500® Index registering a small positive gain while the smaller capitalization Russell 2000® Index declined. U.S. convertibles produced a loss during this period as the stocks of convertible issuers performed poorly. The structural benefits of convertibles mitigated this decline, but were not sufficient to overcome the underperformance.

Fund Highlights

The Fund underperformed the broad convertibles universe over the last six months as positions in growth sectors (mainly health care and technology) detracted from returns. Health care was hurt by intense government scrutiny on drug pricing. Technology was hampered by concerns regarding slowing global growth.

What helped performance during the six-month period ended April 30, 2016:

•	An underweight position relative to the benchmark to the poorly performing energy sector was positive for performance.

•	Good security selection in the financials, transportation and consumer discretionary sectors benefitted performance.

•	Outperformance in consumer staples outweighed an underweight position in this strong sector.

What hurt performance during the six-month period ended April 30, 2016:

•	Unfavorable security selection in the technology and industrials sectors was detrimental to performance.

•	An underweight position relative to the benchmark in the relatively strong utilities sector was negative for performance.

•	A relative overweight position in the relatively weak health care sector outweighed good security selection within the sector, detracting from performance.

Sector Weightings as of April 30, 2016	% of Net Assets
Information Technology	30.7%
Health Care	23.6
Financials	17.1
Consumer Discretionary	11.3
Industrials	6.5
Telecommunication Services	2.5
Consumer Staples	1.4
Materials	1.3
Energy	0.6
Utilities	0.4
Cash and Other	4.6

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

1290 CONVERTIBLE SECURITIES FUND (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$962.78	$6.34
Hypothetical (5% average return before expenses)	1,000.00	1,018.40	6.52
Class I
Actual	1,000.00	963.98	5.13
Hypothetical (5% average return before expenses)	1,000.00	1,019.64	5.27
Class R
Actual	1,000.00	961.57	7.56
Hypothetical (5% average return before expenses)	1,000.00	1,017.16	7.77

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.30%, 1.05% and 1.55%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bonds (70.2%)
Consumer Discretionary (11.3%)
Automobiles (1.5%)
Fiat Chrysler Automobiles N.V.
7.875%, 12/15/16	$290,000	$204,725
Tesla Motors, Inc.
1.500%, 6/1/18	40,000	77,000

		281,725

Household Durables (3.5%)
CalAtlantic Group, Inc.
1.625%, 5/15/18	250,000	298,125
Jarden Corp.
1.875%, 9/15/18	123,000	236,978
Lennar Corp.
3.250%, 11/15/21	66,000	127,710

		662,813

Internet & Catalog Retail (2.3%)
Priceline Group, Inc.
1.000%, 3/15/18	287,000	425,298

Media (3.0%)
Liberty Interactive LLC
0.750%, 3/30/43	175,000	301,547
1.000%, 9/30/43§	143,573	123,204
Liberty Media Corp.
1.375%, 10/15/23	90,000	90,450
Live Nation Entertainment, Inc.
2.500%, 5/15/19	56,000	55,755

		570,956

Specialty Retail (1.0%)
GNC Holdings, Inc.
1.500%, 8/15/20§	82,000	64,114
Restoration Hardware Holdings, Inc.
(Zero Coupon), 6/15/19§	160,000	131,800

		195,914

Total Consumer Discretionary		2,136,706

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Cheniere Energy, Inc.
4.250%, 3/15/45	120,000	69,150

Total Energy		69,150

Financials (4.7%)
Capital Markets (0.5%)
New Mountain Finance Corp.
5.000%, 6/15/19	70,000	68,250
Walter Investment Management Corp.
4.500%, 11/1/19	30,000	17,869

		86,119

Insurance (0.9%)
Fidelity National Financial, Inc.
4.250%, 8/15/18	100,000	175,625

Real Estate Investment Trusts (REITs) (3.3%)
Colony Capital, Inc.
5.000%, 4/15/23	65,000	59,475

Colony Starwood Homes
4.500%, 10/15/17	$100,000	$102,312
3.000%, 7/1/19	55,000	54,691
iStar, Inc.
3.000%, 11/15/16	150,000	154,312
Starwood Property Trust, Inc.
3.750%, 10/15/17	200,000	198,625
4.000%, 1/15/19	50,000	51,063

		620,478

Total Financials		882,222

Health Care (17.5%)
Biotechnology (7.0%)
Acorda Therapeutics, Inc.
1.750%, 6/15/21	65,000	57,972
AMAG Pharmaceuticals, Inc.
2.500%, 2/15/19	47,000	55,783
Anacor Pharmaceuticals, Inc.
2.000%, 4/15/23 (b)§	40,000	45,900
ARIAD Pharmaceuticals, Inc.
3.625%, 6/15/19§	52,000	53,592
BioMarin Pharmaceutical, Inc.
0.750%, 10/15/18	85,000	99,716
1.500%, 10/15/20	120,000	145,500
Cepheid
1.250%, 2/1/21	163,000	139,772
Clovis Oncology, Inc.
2.500%, 9/15/21	83,000	53,172
Emergent BioSolutions, Inc.
2.875%, 1/15/21	38,000	51,894
Immunomedics, Inc.
4.750%, 2/15/20	35,000	30,034
Incyte Corp.
0.375%, 11/15/18	35,000	53,747
1.250%, 11/15/20	75,000	118,594
Ionis Pharmaceuticals, Inc.
1.000%, 11/15/21	128,000	118,480
Ironwood Pharmaceuticals, Inc.
2.250%, 6/15/22§	114,000	103,384
Merrimack Pharmaceuticals, Inc.
4.500%, 7/15/20	75,000	100,219
Novavax, Inc.
3.750%, 2/1/23§	28,000	28,350
TESARO, Inc.
3.000%, 10/1/21	40,000	56,800

		1,312,909

Health Care Equipment & Supplies (2.1%)
HeartWare International, Inc.
1.750%, 12/15/21§	70,000	49,525
Hologic, Inc.
2.000%, 12/15/37 (e)	55,000	80,747
Integra LifeSciences Holdings Corp.
1.625%, 12/15/16	115,000	155,897
NuVasive, Inc.
2.750%, 7/1/17	48,000	63,720
Wright Medical Group, Inc.
2.000%, 2/15/20	58,000	55,136

		405,025

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

Health Care Providers & Services (2.4%)
Brookdale Senior Living, Inc.
2.750%, 6/15/18	$55,000	$54,691
HealthSouth Corp.
2.000%, 12/1/43	108,000	128,587
Molina Healthcare, Inc.
1.125%, 1/15/20	120,000	166,800
1.625%, 8/15/44	56,000	62,510
Trinity Biotech Investment Ltd.
4.000%, 4/1/45 (b)	43,000	38,404

		450,992

Pharmaceuticals (6.0%)
Depomed, Inc.
2.500%, 9/1/21	55,000	60,672
Horizon Pharma Investment Ltd.
2.500%, 3/15/22	125,000	109,062
Innoviva, Inc.
2.125%, 1/15/23	136,000	111,435
Jazz Investments I Ltd.
1.875%, 8/15/21	120,000	133,500
Medicines Co.
1.375%, 6/1/17	76,000	104,262
Pacira Pharmaceuticals, Inc.
3.250%, 2/1/19	54,000	121,770
Teva Pharmaceutical Finance Co. LLC
0.250%, 2/1/26	372,000	489,413

		1,130,114

Total Health Care		3,299,040

Industrials (5.4%)
Air Freight & Logistics (1.1%)
Atlas Air Worldwide Holdings, Inc.
2.250%, 6/1/22	33,000	27,761
Echo Global Logistics, Inc.
2.500%, 5/1/20	73,000	69,852
XPO Logistics, Inc.
4.500%, 10/1/17	60,000	110,288

		207,901

Airlines (1.6%)
AirTran Holdings, Inc.
5.250%, 11/1/16	100,000	304,000

Construction & Engineering (0.6%)
Dycom Industries, Inc.
0.750%, 9/15/21§	120,000	123,300

Machinery (1.0%)
Greenbrier Cos., Inc.
3.500%, 4/1/18	90,000	98,100
Trinity Industries, Inc.
3.875%, 6/1/36	80,000	87,350

		185,450

Professional Services (0.7%)
Huron Consulting Group, Inc.
1.250%, 10/1/19	130,000	125,044

Transportation Infrastructure (0.4%)
Macquarie Infrastructure Corp.
2.875%, 7/15/19	60,000	67,837

Total Industrials		1,013,532

Information Technology (30.7%)
Communications Equipment (2.7%)
CalAmp Corp.
1.625%, 5/15/20§	$60,000	$54,413
Ciena Corp.
3.750%, 10/15/18§	150,000	168,375
4.000%, 12/15/20	140,000	168,350
Palo Alto Networks, Inc.
(Zero Coupon), 7/1/19	75,000	110,250

		501,388

Electronic Equipment, Instruments & Components (0.8%)
Knowles Corp.
3.250%, 11/1/21 (b)§	19,000	19,000
TTM Technologies, Inc.
1.750%, 12/15/20	92,000	82,110
Vishay Intertechnology, Inc.
2.250%, 11/15/40	50,000	49,031

		150,141

Internet Software & Services (5.9%)
Akamai Technologies, Inc.
(Zero Coupon), 2/15/19	61,000	58,903
Cornerstone OnDemand, Inc.
1.500%, 7/1/18	150,000	150,000
LinkedIn Corp.
0.500%, 11/1/19	275,000	256,781
Pandora Media, Inc.
1.750%, 12/1/20§	110,000	100,169
Twitter, Inc.
0.250%, 9/15/19	125,000	108,594
VeriSign, Inc.
4.345%, 8/15/37	100,000	252,437
Yahoo!, Inc.
(Zero Coupon), 12/1/18	190,000	190,950

		1,117,834

IT Services (0.2%)
Cardtronics, Inc.
1.000%, 12/1/20	41,000	41,000

Semiconductors & Semiconductor Equipment (11.1%)
Inphi Corp.
1.125%, 12/1/20§	28,000	28,997
Integrated Device Technology, Inc.
0.875%, 11/15/22§	85,000	79,209
Microchip Technology, Inc.
1.625%, 2/15/25	125,000	129,609
2.125%, 12/15/37	95,000	190,000
Micron Technology, Inc.
2.375%, 5/1/32	90,000	113,963
3.000%, 11/15/43	400,000	283,250
Novellus Systems, Inc.
2.625%, 5/15/41	180,000	409,388
NVIDIA Corp.
1.000%, 12/1/18	27,000	48,111
NXP Semiconductors N.V.
1.000%, 12/1/19	155,000	175,538
ON Semiconductor Corp.
1.000%, 12/1/20§	120,000	108,825
2.625%, 12/15/26	215,000	228,572

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

Spansion LLC
2.000%, 9/1/20	$56,000	$98,350
Xilinx, Inc.
2.625%, 6/15/17	135,000	202,331

		2,096,143

Software (8.4%)
Citrix Systems, Inc.
0.500%, 4/15/19	150,000	169,406
Electronic Arts, Inc.
0.750%, 7/15/16	40,000	77,450
FireEye, Inc.
1.000%, 6/1/35§	148,000	127,927
1.625%, 6/1/35§	35,000	28,875
Nuance Communications, Inc.
1.000%, 12/15/35§	114,000	103,027
Proofpoint, Inc.
1.250%, 12/15/18	41,000	64,037
0.750%, 6/15/20§	63,000	64,339
PROS Holdings, Inc.
2.000%, 12/1/19	80,000	63,200
Rovi Corp.
0.500%, 3/1/20	60,000	56,887
salesforce.com, Inc.
0.250%, 4/1/18	299,000	377,114
ServiceNow, Inc.
(Zero Coupon), 11/1/18	70,000	81,069
Synchronoss Technologies, Inc.
0.750%, 8/15/19	95,000	92,388
Take-Two Interactive Software, Inc.
1.750%, 12/1/16	93,000	166,412
Verint Systems, Inc.
1.500%, 6/1/21	114,000	102,458

		1,574,589

Technology Hardware, Storage & Peripherals (1.6%)
Electronics For Imaging, Inc.
0.750%, 9/1/19	65,000	66,584
SanDisk Corp.
1.500%, 8/15/17	152,000	237,595

		304,179

Total Information Technology		5,785,274

Materials (0.3%)
Construction Materials (0.3%)
Cemex S.A.B. de C.V.
3.720%, 3/15/20	56,000	54,740

Total Materials		54,740

Total Convertible Bonds		13,240,664

Total Long-Term Debt Securities (70.2%) (Cost $14,353,733)		13,240,664

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (1.4%)
Food Products (1.4%)
Bunge Ltd.
4.875%	547	50,513

Tyson Foods, Inc.
4.750%	2,809	$204,888

Total Consumer Staples		255,401

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Kinder Morgan, Inc.
9.750%	1,100	48,576

Total Energy		48,576

Financials (12.4%)
Banks (9.2%)
Bank of America Corp.
7.250%	292	344,064
Huntington Bancshares, Inc./Ohio
8.500%	339	461,040
KeyCorp
7.750%	1,350	175,162
Wells Fargo & Co.
7.500%	610	760,060

		1,740,326

Capital Markets (0.2%)
AMG Capital Trust II
5.150%	545	31,371

Real Estate Investment Trusts (REITs) (3.0%)
Crown Castle International Corp.
4.500%	2,500	265,375
Welltower, Inc.
6.500%	2,076	128,152
Weyerhaeuser Co.
6.375%	3,444	177,400

		570,927

Total Financials		2,342,624

Health Care (6.1%)
Health Care Equipment & Supplies (0.9%)
Alere, Inc.
3.000%	500	157,335

Health Care Providers & Services (1.9%)
Amsurg Corp.
5.250%	295	44,710
Anthem, Inc.
5.250%	6,880	318,888

		363,598

Pharmaceuticals (3.3%)
Allergan plc
5.500%	773	627,282

Total Health Care		1,148,215

Industrials (1.1%)
Commercial Services & Supplies (0.3%)
Stericycle, Inc.
5.250%	798	61,973

Machinery (0.8%)
Stanley Black & Decker, Inc.
6.250%	1,237	145,545

Total Industrials		207,518

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)

Materials (1.0%)
Metals & Mining (1.0%)
Alcoa, Inc.
5.375%	4,821	$183,584

Total Materials		183,584

Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.1%)
Frontier Communications Corp.
11.125%	2,007	209,330

Wireless Telecommunication Services (1.4%)
T-Mobile U.S., Inc.
5.500%	3,908	265,002

Total Telecommunication Services		474,332

Utilities (0.4%)
Electric Utilities (0.4%)
NextEra Energy, Inc.
5.799%	1,400	84,630

Total Utilities		84,630

Total Convertible Preferred Stocks (25.2%) (Cost $4,805,824)		4,744,880

Total Investments (95.4%) (Cost $19,159,557)		17,985,544
Other Assets Less Liabilities (4.6%)		861,051

Net Assets (100%)		$18,846,595

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At April 30, 2016, the market value of these securities amounted to $1,606,325 or 8.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At April 30, 2016, the market value of these securities amounted to $103,304 or 0.5% of net assets.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2016. Maturity date disclosed is the ultimate maturity date.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Consumer Discretionary	$204,725	$1,931,981	$—	$2,136,706
Energy	—	69,150	—	69,150
Financials	—	882,222	—	882,222
Health Care	—	3,299,040	—	3,299,040
Industrials	—	1,013,532	—	1,013,532
Information Technology	—	5,785,274	—	5,785,274
Materials	—	54,740	—	54,740

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Convertible Preferred Stocks
Consumer Staples	$255,401	$—	$—	$255,401
Energy	48,576	—	—	48,576
Financials	2,136,091	206,533	—	2,342,624
Health Care	1,148,215	—	—	1,148,215
Industrials	207,518	—	—	207,518
Materials	183,584	—	—	183,584
Telecommunication Services	474,332	—	—	474,332
Utilities	84,630	—	—	84,630

Total Assets	$4,743,072	$13,242,472	$—	$17,985,544

Total Liabilities	$—	$—	$—	$—

Total	$4,743,072	$13,242,472	$—	$17,985,544

There were no transfers between Levels 1, 2 or 3 during the six months ended April 30, 2016.

The Fund held no derivatives contracts during the six months ended April 30, 2016.

Investment security transactions for the six months ended April 30, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,837,006
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,082,331

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$580,289
Aggregate gross unrealized depreciation	(1,787,969)

Net unrealized depreciation	$(1,207,680)

Federal income tax cost of investments	$19,193,224

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value (Cost $19,159,557)	$17,985,544
Cash	834,804
Receivable for securities sold	110,697
Dividends, interest and other receivables	78,448
Deferred offering cost	5,010
Receivable from investment adviser	1,562
Other assets	572

Total assets	19,016,637

LIABILITIES
Payable for securities purchased	109,214
Dividends and distributions payable	50,143
Payable for Fund shares redeemed	164
Trustees’ fees payable	103
Distribution fees payable – Class A	57
Distribution fees payable – Class R	38
Accrued expenses	10,323

Total liabilities	170,042

NET ASSETS	$18,846,595

Net assets were comprised of:
Paid in capital	$20,666,569
Accumulated undistributed net investment income (loss)	(84,009)
Accumulated undistributed net realized gain (loss) on investments	(561,952)
Net unrealized appreciation (depreciation) on investments	(1,174,013)

Net assets	$18,846,595

Class A
Net asset value and redemption price per share, $303,621 / 33,385 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.09
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share	$9.52

Class I
Net asset value and redemption price per share, $18,452,036 / 2,029,101 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.09

Class R
Net asset value and redemption price per share, $90,938 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.09

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Interest	$124,648
Dividends	135,968

Total income	260,616

EXPENSES
Investment management fees	65,139
Professional fees	40,924
Administrative fees	13,958
Registration and filing fees	13,660
Offering costs	13,608
Transfer agent fees	11,573
Printing and mailing expenses	5,556
Custodian fees	2,574
Trustees’ fees	1,118
Distribution fees – Class A	292
Distribution fees – Class R	227
Miscellaneous	8,280

Gross expenses	176,909
Less: Waiver from investment adviser	(78,801)

Net expenses	98,108

NET INVESTMENT INCOME (LOSS)	162,508

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(501,039)
Net change in unrealized appreciation (depreciation) on investments	(346,888)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(847,927)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(685,419)

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$162,508	$84,968
Net realized gain (loss) on investments	(501,039)	(60,843)
Net change in unrealized appreciation (depreciation) on investments	(346,888)	(827,125)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(685,419)	(803,000)

DIVIDENDS :
Dividends from net investment income
Class A	(3,158)	(554)
Class I	(253,945)	(79,072)
Class R	(1,032)	(245)

TOTAL DIVIDENDS:	(258,135)	(79,871)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 13,231 and 21,551 shares, respectively ]	122,357	211,375
Capital shares issued in reinvestment of dividends[ 293 and 24 shares, respectively ]	2,692	232
Capital shares repurchased [ (1,712) and (2) shares, respectively ]	(14,544)	(19)

Total Class A transactions	110,505	211,588

Class I
Capital shares sold [ 33,658 and 1,995,307 shares, respectively ]	303,833	19,945,930
Capital shares issued in reinvestment of dividends[ 626 and 28 shares, respectively ]	5,714	268
Capital shares repurchased [ (513) and (5) shares, respectively ]	(4,770)	(48)

Total Class I transactions	304,777	19,946,150

Class R
Capital shares sold [ 0 and 10,000 shares, respectively ]	—	100,000

Total Class R transactions	—	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	415,282	20,257,738

TOTAL INCREASE (DECREASE) IN NET ASSETS	(528,272)	19,374,867
NET ASSETS:
Beginning of period	19,374,867	—

End of period (a)	$18,846,595	$19,374,867

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(84,009)	$11,618

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.03
Net realized and unrealized gain (loss) on investments	(0.43)	(0.44)

Total from investment operations	(0.36)	(0.41)

Less distributions:
Dividends from net investment income	(0.11)	(0.03)

Net asset value, end of period	$9.09	$9.56

Total return (b)	(3.72)%	(4.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$304	$206
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%	1.30%
Before waivers and reimbursements (a)	2.16%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.45%	1.09	%(l)
Before waivers and reimbursements (a)	0.59%	0.30	%(l)
Portfolio turnover rate (z)^	12%	6%

Class I	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.42)	(0.44)

Total from investment operations	(0.34)	(0.40)

Less distributions:
Dividends from net investment income	(0.13)	(0.04)

Net asset value, end of period	$9.09	$9.56

Total return (b)	(3.60)%	(4.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,452	$19,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%	1.05%
Before waivers and reimbursements (a)	1.90%	1.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.75%	1.37	%(l)
Before waivers and reimbursements (a)	0.91%	0.70	%(l)
Portfolio turnover rate (z)^	12%	6%

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.03
Net realized and unrealized gain (loss) on investments	(0.43)	(0.45)

Total from investment operations	(0.37)	(0.42)

Less distributions:
Dividends from net investment income	(0.10)	(0.02)

Net asset value, end of period	$9.09	$9.56

Total return (b)	(3.84)%	(4.16)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91	$96
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.55%	1.55%
Before waivers and reimbursements (a)	2.40%	2.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.26%	0.87	%(l)
Before waivers and reimbursements (a)	0.41%	0.20	%(l)
Portfolio turnover rate (z)^	12%	6%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Total Returns as of 4/30/16
			Since Incept.
Fund – Class A Shares*	without Sales Charge		2.10%
	with Sales Charge (a	)	(3.50)
Fund – Class I Shares*			2.10
Fund – Class R Shares*			2.10
S&P 500 Index			3.43
Barclays U.S. Aggregate Bond Index			1.68
60% S&P 500 Index / 40% Barclays U.S. Aggregate Bond Index			2.73
* Date of inception 3/7/16. (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

There is insufficient history available to provide meaningful highlights in this report. Please see the 1290funds.com website for more information about the Fund, its investment process and performance.

Sector Weightings as of April 30, 2016	% of Net Assets
Government Securities	24.8%
Financials	9.1
Asset-Backed and Mortgage-Backed Securities	5.7
Information Technology	5.5
Health Care	4.5
Investment Companies	4.2
Energy	3.6
Consumer Discretionary	3.0
Consumer Staples	2.7
Industrials	2.6
Utilities	1.7
Telecommunication Services	1.5
Materials	1.3
Cash and Other	29.8

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund commenced operations on March 8, 2016, the ‘Hypothetical Expenses Paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

EXAMPLE

	Beginning Account Value 11/1/15†	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$1,021.00	$1.82
Hypothetical (5% average return before expenses)	1,000.00	1,018.80	6.12
Class I
Actual	1,000.00	1,021.00	1.45
Hypothetical (5% average return before expenses)	1,000.00	1,020.03	4.88
Class R
Actual	1,000.00	1,021.00	2.20
Hypothetical (5% average return before expenses)	1,000.00	1,017.54	7.39

†   Commenced operations on March 8, 2016.

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.22%, 0.97% and 1.47%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 for the hypothetical example (to reflect the one-half year period), and multiplied by 54/366 for the actual example (to reflect the actual number of days the Fund was in operation in the period).

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (5.7%)
Non-Agency CMO (5.7%)
New Residential Mortgage Loan Trust,
Series 2016-1A A1
3.750%, 3/25/56 (l)§	$980,971	$1,008,881
RALI Trust,
Series 2006-QS4 A10
6.000%, 4/25/36	1,077,488	910,727
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-7 A1
6.000%, 6/25/37	1,029,065	1,008,126

Total Asset-Backed and Mortgage-Backed Securities		2,927,734

Corporate Bonds (13.9%)
Consumer Discretionary (0.6%)
Auto Components (0.1%)
Delphi Automotive plc
4.250%, 1/15/26	40,000	42,476

Automobiles (0.1%)
Ford Motor Co.
7.450%, 7/16/31	40,000	53,065

Household Durables (0.0%)
Newell Brands, Inc.
3.150%, 4/1/21	10,000	10,355

Internet & Catalog Retail (0.0%)
Amazon.com, Inc.
3.800%, 12/5/24	20,000	21,872

Media (0.3%)
21st Century Fox America, Inc.
4.750%, 9/15/44	25,000	26,565
Comcast Corp.
4.200%, 8/15/34	50,000	53,623
Omnicom Group, Inc.
3.600%, 4/15/26	50,000	52,117

		132,305

Specialty Retail (0.1%)
Home Depot, Inc.
3.000%, 4/1/26	50,000	52,248

Total Consumer Discretionary		312,321

Consumer Staples (0.7%)
Beverages (0.1%)
Anheuser-Busch InBev Finance, Inc.
4.900%, 2/1/46	20,000	22,500
Coca-Cola Co.
1.650%, 11/1/18	20,000	20,374
1.875%, 10/27/20	20,000	20,274

		63,148

Food & Staples Retailing (0.2%)
Kroger Co.
6.150%, 1/15/20	5,000	5,755
3.400%, 4/15/22	50,000	53,225
Wal-Mart Stores, Inc.
4.300%, 4/22/44	40,000	44,969

		103,949

Food Products (0.3%)
Kraft Heinz Foods Co.
2.000%, 7/2/18§	$50,000	$50,535
Tyson Foods, Inc.
3.950%, 8/15/24	90,000	96,519

		147,054

Tobacco (0.1%)
Reynolds American, Inc.
4.000%, 6/12/22	45,000	48,955

Total Consumer Staples		363,106

Energy (2.4%)
Energy Equipment & Services (0.0%)
Schlumberger Holdings Corp.
2.350%, 12/21/18§	20,000	20,254

Oil, Gas & Consumable Fuels (2.4%)
Apache Corp.
4.750%, 4/15/43	35,000	34,255
Bharat Petroleum Corp. Ltd.
4.000%, 5/8/25 (b)(m)	200,000	199,764
BP Capital Markets plc
3.062%, 3/17/22	35,000	36,093
3.119%, 5/4/26	10,000	10,087
Cosan Overseas Ltd.
8.250%, 8/5/16 (b)(m)(y)	100,000	88,125
Delek & Avner Tamar Bond Ltd.
4.435%, 12/30/20§	100,000	102,250
Energy Transfer Partners LP
4.750%, 1/15/26	35,000	33,812
EOG Resources, Inc.
4.150%, 1/15/26	20,000	21,361
Occidental Petroleum Corp.
3.400%, 4/15/26	10,000	10,271
Oleoducto Central S.A.
4.000%, 5/7/21 (b)(m)	200,000	191,000
ONGC Videsh Ltd.
3.750%, 5/7/23 (b)(m)	200,000	198,833
Petroleos Mexicanos
5.625%, 1/23/46	80,000	71,200
Phillips 66
5.875%, 5/1/42	22,000	25,373
Reliance Industries Ltd.
5.875%, 2/5/18 (b)(m)(y)	200,000	199,644

		1,222,068

Total Energy		1,242,322

Financials (5.2%)
Banks (3.0%)
Banco Nacional de Comercio Exterior SNC
4.375%, 10/14/25 (b)(m)	250,000	255,000
Banco Nacional de Costa Rica
5.875%, 4/25/21 (b)§	200,000	200,500
Bank of America Corp.
2.000%, 1/11/18	35,000	35,162
2.625%, 4/19/21	55,000	55,267
Bank of Montreal
2.375%, 1/25/19	40,000	40,755
BB&T Corp.
2.450%, 1/15/20	40,000	40,877

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

Citigroup, Inc.
2.650%, 10/26/20	$40,000	$40,394
2.700%, 3/30/21	30,000	30,303
Global Bank Corp.
5.125%, 10/30/19 (m)	200,000	203,000
JPMorgan Chase & Co.
2.550%, 10/29/20	50,000	50,661
4.250%, 10/1/27	50,000	52,225
MUFG Americas Holdings Corp.
1.625%, 2/9/18	40,000	39,811
PNC Funding Corp.
3.300%, 3/8/22	40,000	41,992
Royal Bank of Canada
2.500%, 1/19/21	10,000	10,189
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21	50,000	50,867
Toronto-Dominion Bank
2.125%, 4/7/21	45,000	45,066
United Overseas Bank Ltd.
3.500%, 9/16/26 (b)(l)(m)	200,000	200,813
Wells Fargo & Co.
3.550%, 9/29/25	60,000	62,645
3.000%, 4/22/26	30,000	29,865
Westpac Banking Corp.
2.600%, 11/23/20	45,000	45,885

		1,531,277

Capital Markets (0.4%)
Goldman Sachs Group, Inc.
2.875%, 2/25/21	50,000	50,862
Morgan Stanley
2.650%, 1/27/20	50,000	50,751
2.500%, 4/21/21	15,000	15,024
3.875%, 1/27/26	50,000	51,855
State Street Corp.
3.550%, 8/18/25	30,000	31,905

		200,397

Consumer Finance (0.5%)
Ally Financial, Inc.
4.125%, 3/30/20	40,000	40,848
4.250%, 4/15/21	5,000	5,075
American Express Credit Corp.
2.250%, 8/15/19	100,000	101,478
General Motors Financial Co., Inc.
4.200%, 3/1/21	60,000	63,036
Synchrony Financial
3.000%, 8/15/19	50,000	50,704

		261,141

Diversified Financial Services (0.9%)
GrupoSura Finance S.A.
5.500%, 4/29/26 (b)§	200,000	203,750
Intercorp Peru Ltd.
5.875%, 2/12/25 (b)(m)	100,000	97,125
National Rural Utilities Cooperative Finance Corp.
2.000%, 1/27/20	65,000	65,691
S&P Global, Inc.
4.400%, 2/15/26	20,000	22,126
SUAM Finance B.V.
4.875%, 4/17/24 (m)	100,000	101,875

		490,567

Insurance (0.2%)
Liberty Mutual Group, Inc.
6.500%, 5/1/42§	$60,000	$70,070
TIAA Asset Management Finance Co. LLC
2.950%, 11/1/19§	31,000	31,579

		101,649

Real Estate Investment Trusts (REITs) (0.2%)
Boston Properties LP
4.125%, 5/15/21	40,000	42,895
Simon Property Group LP
3.300%, 1/15/26	45,000	47,238

		90,133

Total Financials		2,675,164

Health Care (1.1%)
Biotechnology (0.0%)
Celgene Corp.
3.875%, 8/15/25	20,000	21,029

Health Care Equipment & Supplies (0.1%)
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20	45,000	45,633

Health Care Providers & Services (0.4%)
Anthem, Inc.
2.300%, 7/15/18	50,000	50,483
Cardinal Health, Inc.
1.950%, 6/15/18	25,000	25,225
Express Scripts Holding Co.
4.500%, 2/25/26	20,000	21,412
Laboratory Corp. of America Holdings
2.500%, 11/1/18	45,000	45,326
4.700%, 2/1/45	45,000	45,933

		188,379

Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc.
3.300%, 2/15/22	60,000	61,653

Pharmaceuticals (0.5%)
AbbVie, Inc.
4.700%, 5/14/45	40,000	42,448
Actavis Funding SCS
2.350%, 3/12/18	65,000	65,702
AstraZeneca plc
2.375%, 11/16/20	40,000	40,856
Eli Lilly & Co.
3.700%, 3/1/45	40,000	41,336
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	65,000	64,883

		255,225

Total Health Care		571,919

Industrials (0.5%)
Aerospace & Defense (0.1%)
Boeing Co.
6.875%, 3/15/39	21,000	30,464
Lockheed Martin Corp.
4.700%, 5/15/46	45,000	51,529

		81,993

Air Freight & Logistics (0.1%)
FedEx Corp.
4.750%, 11/15/45	40,000	43,410

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

Commercial Services & Supplies (0.1%)
Waste Management, Inc.
4.100%, 3/1/45	$35,000	$35,719

Road & Rail (0.1%)
Burlington Northern Santa Fe LLC
4.550%, 9/1/44	40,000	44,485

Trading Companies & Distributors (0.1%)
Air Lease Corp.
3.375%, 6/1/21	35,000	35,000

Total Industrials		240,607

Information Technology (0.7%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
1.650%, 6/15/18	50,000	50,660

Software (0.4%)
Microsoft Corp.
4.450%, 11/3/45	45,000	49,953
Oracle Corp.
2.250%, 10/8/19	95,000	97,926
4.125%, 5/15/45	50,000	51,509

		199,388

Technology Hardware, Storage & Peripherals (0.2%)
Apple, Inc.
4.650%, 2/23/46	30,000	32,711
Hewlett Packard Enterprise Co.
3.600%, 10/15/20§	55,000	56,917

		89,628

Total Information Technology		339,676

Materials (0.7%)
Metals & Mining (0.5%)
Minsur S.A.
6.250%, 2/7/24 (b)(m)	150,000	144,750
Southern Copper Corp.
5.875%, 4/23/45	100,000	90,091

		234,841

Paper & Forest Products (0.2%)
Georgia-Pacific LLC
3.600%, 3/1/25§	95,000	99,352

Total Materials		334,193

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
3.400%, 5/15/25	50,000	50,777
British Telecommunications plc
5.950%, 1/15/18	100,000	107,684
Orange S.A.
2.750%, 2/6/19	45,000	46,329
Verizon Communications, Inc.
4.400%, 11/1/34	85,000	86,700

		291,490

Wireless Telecommunication Services (0.3%)
Digicel Group Ltd.
7.125%, 4/1/22 (m)	200,000	161,750

Total Telecommunication Services		453,240

Utilities (1.1%)
Electric Utilities (0.6%)
Duke Energy Progress LLC
4.150%, 12/1/44	$45,000	$48,033
Exelon Corp.
3.400%, 4/15/26	25,000	25,612
Mexico Generadora de Energia S de rl
5.500%, 12/6/32 (m)	193,648	186,386
Southern Co.
2.450%, 9/1/18	65,000	66,292

		326,323

Independent Power and Renewable Electricity Producers (0.4%)
Empresa Electrica Angamos S.A.
4.875%, 5/25/29 (m)	200,000	187,000

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co.
6.500%, 9/15/37	50,000	67,148

Total Utilities		580,471

Total Corporate Bonds		7,113,019

Government Securities (24.8%)
Agency CMO (9.8%)
Federal Home Loan Mortgage Corp.
4.000%, 2/15/42	1,181,033	1,306,196
3.000%, 3/1/46	996,349	1,021,531
Federal National Mortgage Association
2.000%, 8/25/42	1,001,667	964,844
5.342%, 5/25/43 (l)	1,263,146	1,143,991
3.500%, 7/1/42	534,805	564,950

		5,001,512

Foreign Governments (0.5%)
Instituto Costarricense de Electricidad
6.950%, 11/10/21 (b)(m)	200,000	203,750
United Mexican States
4.000%, 10/2/23	60,000	62,850

		266,600

Supranational (0.5%)
Banco Latinoamericano de Comercio Exterior S.A.
3.250%, 5/7/20 (b)(m)	250,000	250,625

U.S. Treasuries (14.0%)
U.S. Treasury Bonds
2.750%, 11/15/42	1,230,000	1,259,232
U.S. Treasury Notes
0.500%, 6/30/16	990,000	990,418
0.875%, 6/15/17	910,000	912,382
2.000%, 11/30/20	990,000	1,022,693
2.250%, 3/31/21	1,040,000	1,087,117
2.500%, 5/15/24	830,000	880,448
2.250%, 11/15/24	980,000	1,019,414

		7,171,704

Total Government Securities		12,690,441

Total Long-Term Debt Securities (44.4%) (Cost $22,492,624)		22,731,194

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (2.4%)
Hotels, Restaurants & Leisure (0.7%)
McDonald’s Corp.	1,473	$186,320
Starbucks Corp.	2,975	167,284

		353,604

Internet & Catalog Retail (0.7%)
Amazon.com, Inc.*	399	263,176
Priceline Group, Inc.*	89	119,586

		382,762

Media (1.0%)
Comcast Corp., Class A	4,850	294,686
Twenty-First Century Fox, Inc., Class A	7,205	218,023

		512,709

Total Consumer Discretionary		1,249,075

Consumer Staples (2.0%)
Beverages (0.4%)
Dr. Pepper Snapple Group, Inc.	2,215	201,365

Food & Staples Retailing (0.7%)
CVS Health Corp.	2,035	204,518
Wal-Mart Stores, Inc.	2,537	169,649

		374,167

Household Products (0.4%)
Procter & Gamble Co.	2,758	220,971

Tobacco (0.5%)
Philip Morris International, Inc.	2,448	240,198

Total Consumer Staples		1,036,701

Energy (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Exxon Mobil Corp.	5,114	452,078
Pioneer Natural Resources Co.	892	148,161

		600,239

Total Energy		600,239

Financials (3.9%)
Banks (1.7%)
Citigroup, Inc.	6,054	280,179
JPMorgan Chase & Co.	4,811	304,055
PNC Financial Services Group, Inc.	2,968	260,531

		844,765

Consumer Finance (0.5%)
Capital One Financial Corp.	3,727	269,798

Diversified Financial Services (0.5%)
Intercontinental Exchange, Inc.	1,104	264,993

Insurance (0.5%)
Chubb Ltd.	1,984	233,834

Real Estate Investment Trusts (REITs) (0.7%)
Annaly Capital Management, Inc. (REIT)	34,022	354,509

Total Financials		1,967,899

Health Care (3.4%)
Biotechnology (1.5%)
Amgen, Inc.	1,762	$278,925
Biogen, Inc.*	869	238,966
Gilead Sciences, Inc.	2,629	231,904

		749,795

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	6,585	256,157
Medtronic plc	3,405	269,506

		525,663

Life Sciences Tools & Services (0.4%)
Thermo Fisher Scientific, Inc.	1,637	236,137

Pharmaceuticals (0.5%)
Johnson & Johnson	2,151	241,084

Total Health Care		1,752,679

Industrials (2.1%)
Airlines (0.3%)
Southwest Airlines Co.	3,435	153,235

Electrical Equipment (0.7%)
Eaton Corp. plc	5,386	340,772

Industrial Conglomerates (0.8%)
General Electric Co.	13,266	407,930

Trading Companies & Distributors (0.3%)
MSC Industrial Direct Co., Inc., Class A	1,931	149,653

Total Industrials		1,051,590

Information Technology (4.8%)
Communications Equipment (0.3%)
Cisco Systems, Inc.	6,367	175,029

Internet Software & Services (1.1%)
Alphabet, Inc., Class A*	432	305,804
Facebook, Inc., Class A*	2,116	248,800

		554,604

IT Services (1.3%)
International Business Machines Corp.	1,225	178,776
PayPal Holdings, Inc.*	3,699	144,927
Visa, Inc., Class A	2,392	184,758
Western Union Co.	7,353	147,060

		655,521

Semiconductors & Semiconductor Equipment (0.5%)
Intel Corp.	8,351	252,868

Software (1.0%)
Microsoft Corp.	6,186	308,496
Oracle Corp.	5,247	209,145

		517,641

Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc.	3,339	312,998

Total Information Technology		2,468,661

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)

Materials (0.6%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.	1,283	$187,177
International Flavors & Fragrances, Inc.	1,076	128,550

		315,727

Total Materials		315,727

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
Verizon Communications, Inc.	6,034	307,372

Total Telecommunication Services		307,372

Utilities (0.6%)
Electric Utilities (0.3%)
PG&E Corp.	2,541	147,886

Multi-Utilities (0.3%)
Sempra Energy	1,675	173,111

Total Utilities		320,997

Total Common Stocks (21.6%) (Cost $10,725,050)		11,070,940

INVESTMENT COMPANIES:
Investment Companies(4.2%)
DoubleLine Floating Rate Fund‡	180,041	1,769,805
DoubleLine Global Bond Fund‡	36,550	386,330

Total Investment Companies (4.2%) (Cost $2,125,000)		2,156,135

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (21.4%)
U.S. Treasury Bills
0.13%, 6/9/16 (p)	$3,000,000	2,999,557
0.25%, 9/1/16 (p)	2,000,000	1,998,255

0.41%, 1/5/17 (p)	$3,000,000	$2,991,580
0.48%, 3/2/17 (p)	3,000,000	2,987,843

Total Government Securities		10,977,235

Total Short-Term Investment (21.4%) (Cost $10,969,432)		10,977,235

Total Investments (91.6%) (Cost $46,312,106)		46,935,504
Other Assets Less Liabilities (8.4%)		4,296,534

Net Assets (100%)		$51,232,038

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At April 30, 2016, the market value of these securities amounted to $1,844,088 or 3.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At April 30, 2016, the market value of these securities amounted to $2,433,679 or 4.8% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of April 30, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At April 30, 2016, the market value of these securities amounted to $2,869,440 or 5.6% of net assets.
(p)	Yield to maturity.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2016.

Glossary:

CMO	— Collateralized Mortgage Obligation

Investments in companies which were affiliates for the period ended April 30, 2016, were as follows:

Securities	Value March 8, 2016	Purchases at Cost	Sales at Cost	Value April 30, 2016	Dividend Income	Realized Gain (Loss)†
DoubleLine Floating Rate Fund	$—	$1,750,000	$—	$1,769,805	$10,208	$—
DoubleLine Global Bond Fund	—	375,000	—	386,330	426	—

	$—	$2,125,000	$—	$2,156,135	$10,634	$—

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Total Return Swaps

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc	0.400%	Shiller Barclays CAPE US Sector II ER USD Index	4/3/17	$10,000,000	$219,765
Barclays Bank plc	0.470%	Shiller Barclays CAPE US Sector ER USD Index	5/9/16	1,500,000	(9,701)

					$210,064

Glossary:

CAPE	— Cyclically Adjusted Price Earnings

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Non-Agency CMO	$—	$2,927,734	$—	$2,927,734
Common Stocks
Consumer Discretionary	1,249,075	—	—	1,249,075
Consumer Staples	1,036,701	—	—	1,036,701
Energy	600,239	—	—	600,239
Financials	1,967,899	—	—	1,967,899
Health Care	1,752,679	—	—	1,752,679
Industrials	1,051,590	—	—	1,051,590
Information Technology	2,468,661	—	—	2,468,661
Materials	315,727	—	—	315,727
Telecommunication Services	307,372	—	—	307,372
Utilities	320,997	—	—	320,997
Corporate Bonds
Consumer Discretionary	—	312,321	—	312,321
Consumer Staples	—	363,106	—	363,106
Energy	—	1,242,322	—	1,242,322
Financials	—	2,675,164	—	2,675,164
Health Care	—	571,919	—	571,919
Industrials	—	240,607	—	240,607
Information Technology	—	339,676	—	339,676
Materials	—	334,193	—	334,193
Telecommunication Services	—	453,240	—	453,240
Utilities	—	580,471	—	580,471
Government Securities
Agency CMO	—	5,001,512	—	5,001,512
Foreign Governments	—	266,600	—	266,600
Supranational	—	250,625	—	250,625
U.S. Treasuries	—	7,171,704	—	7,171,704

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Investment Companies
Investment Companies	$2,156,135	$—	$—	$2,156,135
Short-Term Investments	—	10,977,235	—	10,977,235
Total Return Swaps	—	210,064	—	210,064

Total Assets	$13,227,075	$33,918,493	$—	$47,145,568

Total Liabilities	$—	$—	$—	$—

Total	$13,227,075	$33,918,493	$—	$47,145,568

There were no transfers between Levels 1, 2 or 3 during the period ended April 30, 2016.

Fair Values of Derivative Instruments as of April 30, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$219,765

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(9,701)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Swaps	Total
Equity contracts	$87,965	$87,965

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Swaps	Total
Equity contracts	$210,064	$210,064

^ The Fund held swap contracts as a substitute for investing in conventional securities.

The Fund held swap contracts with an average notional value of approximately $11,500,000 for one month during the period ended April 30, 2016.

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of April 30, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$219,765	$(9,701)	$—	$210,064

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$9,701	$(9,701)	$—	$—

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended April 30, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$31,457,013
Long-term U.S. government debt securities	8,636,140

$40,093,153

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,336,175
Long-term U.S. government debt securities	2,494,170

$5,830,345

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$726,310
Aggregate gross unrealized depreciation	(102,912)

Net unrealized appreciation	$623,398

Federal income tax cost of investments	$46,312,106

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,125,000)	$2,156,135
Unaffiliated Issuers (Cost $44,187,106)	44,779,369
Cash	4,800,875
Receivable for securities sold	418,570
Market value on OTC swap contracts	219,765
Dividends, interest and other receivables	162,313
Deferred offering cost	19,417
Receivable for Fund shares sold	18,720
Other assets	44,872

Total assets	52,620,036

LIABILITIES
Foreign currency overdraft payable	320,000
Payable for securities purchased	1,010,030
Investment management fees payable	12,296
Market value on OTC swap contracts	9,701
Administrative fees payable	6,312
Transfer agent fees payable	972
Trustees’ fees payable	675
Distribution fees payable – Class R	42
Distribution fees payable – Class A	36
Accrued expenses	27,934

Total liabilities	1,387,998

NET ASSETS	$51,232,038

Net assets were comprised of:
Paid in capital	$50,155,639
Accumulated undistributed net investment income (loss)	63,546
Accumulated undistributed net realized gain (loss) on investments and swaps	179,391
Net unrealized appreciation (depreciation) on investments and swaps	833,462

Net assets	$51,232,038

Class A
Net asset value and redemption price per share, $180,374 / 17,664 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.21
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share	$10.80

Class I
Net asset value and redemption price per share, $50,949,589 / 4,987,707 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.22

Class R
Net asset value and redemption price per share, $102,075 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.21

STATEMENT OF OPERATIONS

For the Period Ended April 30, 2016* (Unaudited)

INVESTMENT INCOME
Interest	$84,134
Dividends ($10,634 of dividend income received from affiliates)	52,610

Total income	136,744

EXPENSES
Investment management fees	56,371
Professional fees	21,561
Administrative fees	11,274
Printing and mailing expenses	4,929
Offering costs	3,372
Transfer agent fees	2,870
Custodian fees	1,375
Trustees’ fees	825
Registration and filing fees	247
Distribution fees – Class R	75
Distribution fees – Class A	54
Miscellaneous	68

Gross expenses	103,021
Less: Waiver from investment adviser	(27,701)
Reimbursement from sub-adviser	(2,122)

Net expenses	73,198

NET INVESTMENT INCOME (LOSS)	63,546

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	91,426
Swaps	87,965

Net realized gain (loss)	179,391

Change in unrealized appreciation (depreciation) on:
Investments ($31,135 of change in unrealized appreciation (depreciation) from affiliates)	623,398
Swaps	210,064

Net change in unrealized appreciation (depreciation)	833,462

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,012,853

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,076,399

*	The Fund commenced operations on March 8, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

March 8, 2016* to April 30, 2016 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$63,546
Net realized gain (loss) on investments	179,391
Net change in unrealized appreciation (depreciation) on investments	833,462

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,076,399

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 17,664 shares ]	177,639

Total Class A transactions	177,639

Class I
Capital shares sold [ 4,987,707 shares ]	49,878,000

Total Class I transactions	49,878,000

Class R
Capital shares sold [ 10,000 shares ]	100,000

Total Class R transactions	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	50,155,639

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,232,038
NET ASSETS:
Beginning of period	—

End of period (a)	$51,232,038

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$63,546

* The Fund commenced operations on March 8, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A	March 8, 2016* to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments	0.20

Total from investment operations	0.21

Net asset value, end of period	$10.21

Total return (b)	2.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$180
Ratio of expenses to average net assets:
After waivers (a)(f)	1.22%
Before waivers (a)(f)	1.49%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.73%
Before waivers (a)(f)	0.46%
Portfolio turnover rate (z)^	15%

Class I	March 8, 2016* to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments	0.21

Total from investment operations	0.22

Net asset value, end of period	$10.22

Total return (b)	2.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$50,950
Ratio of expenses to average net assets:
After waivers (a)(f)	0.97%
Before waivers (a)(f)	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.85%
Before waivers (a)(f)	0.59%
Portfolio turnover rate (z)^	15%

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	March 8, 2016* to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments	0.20

Total from investment operations	0.21

Net asset value, end of period	$10.21

Total return (b)	2.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$102
Ratio of expenses to average net assets:
After waivers (a)(f)	1.47%
Before waivers (a)(f)	1.72%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.34%
Before waivers (a)(f)	0.09%
Portfolio turnover rate (z)^	15%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 4/30/16
		6 Months	1 Year		Since Incept.
Fund – Class A Shares*	without Sales Charge	2.17%	0.12%		3.69%
	with Sales Charge (a)	(3.48)	(5.39)		(0.23)
Fund – Class C Shares*†	without Sales Charge	2.34	0.38		3.96
	with Sales Charge	1.34 (b)	(0.59	) (b)	3.96
Fund – Class I Shares*		2.34	0.38		3.96
Fund – Class R Shares*		2.07	(0.08)		3.45
Russell 2500™ Value Index		2.20	(1.95)		0.15

*    Date of inception 11/12/14.

†    Class C Shares currently are not offered for sale.

(a)  A 5.50% front-end sales charge was deducted.

(b)  A 1.00% sales charge was deducted.

      Returns for periods less than one year are not annualized.

      Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Highlights

What helped performance during the six-month period ended April 30, 2016:

•	The Fund benefitted from overweight positions relative to the benchmark in consumer staples and industrial holdings over the period.

•

Extremely low cost of capital, tax incentives and high levels of low yielding cash continued to spur takeover activity, although the pace was slower at the start of the year following record activity in 2015. Financial engineering in a handful of holdings also enhanced performance.

•

Pep Boys — Manny, Moe & Jack (position closed following the deal’s close) rose significantly in the period. The stock languished for most of 2015 while on the auction block before Japan’s Bridgestone agreed to acquire the auto parts company at $15 per share. A bidding war ensued, with the winner Icahn Enterprises paying $1 billion, or $18.50 per share, at year end.

•	Fund holdings levered to commodity prices were top performers; for example, Freeport-McMoran, Inc. rose over 75%.

•	Navistar International Corp. rose sharply as it settled an SEC investigation regarding meeting its 2010 emissions standards.

•	Avon Products, Inc. agreed to sell its struggling North American business to hedge fund Cerberus Capital Management.

What hurt performance during the six-month period ended April 30, 2016:

•	Unfavorable currency movements weighed on several holdings, including Energizer Holdings, Inc. and Edgewell Personal Care Co.

•	The stock price of broadcaster E.W. Scripps Co. fell due to losses from recent digital investments and recession fears.

•	Hertz Global Holdings, Inc. declined on continuing concerns regarding rental car industry pricing, driven by excess fleeting that took place in the 2013-2014 period.

•	Diebold, Inc. declined on lower demand for their hardware in emerging markets and despite strength in their ATM servicing business.

Sector Weightings as of April 30, 2016	% of Net Assets
Industrials	26.2%
Consumer Discretionary	21.4
Materials	11.4
Utilities	7.4
Consumer Staples	7.2
Financials	7.1
Investment Company	5.4
Information Technology	4.1
Telecommunication Services	3.0
Health Care	1.7
Cash and Other	5.1

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$1,021.70	$6.79
Hypothetical (5% average return before expenses)	1,000.00	1,018.15	6.77
Class C**
Actual	1,000.00	1,023.40	5.53
Hypothetical (5% average return before expenses)	1,000.00	1,019.39	5.52
Class I
Actual	1,000.00	1,023.40	5.53
Hypothetical (5% average return before expenses)	1,000.00	1,019.39	5.52
Class R
Actual	1,000.00	1,020.70	8.04
Hypothetical (5% average return before expenses)	1,000.00	1,016.91	8.02

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.35%, 1.10%, 1.10% and 1.60%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (21.4%)
Auto Components (4.9%)
Brembo S.p.A.	500	$26,857
Dana Holding Corp.	9,000	116,370
Federal-Mogul Holdings Corp.*	14,000	129,360
Superior Industries International, Inc.	800	20,896

		293,483

Hotels, Restaurants & Leisure (0.8%)
Cheesecake Factory, Inc.	1,000	51,010

Household Durables (1.7%)
Hunter Douglas N.V.	2,000	100,765

Media (8.1%)
Cablevision Systems Corp. – New York Group, Class A	1,000	33,390
Clear Channel Outdoor Holdings, Inc., Class A	4,000	20,440
DreamWorks Animation SKG, Inc., Class A*	1,500	59,880
EW Scripps Co., Class A*	5,000	75,900
Interpublic Group of Cos., Inc.	1,500	34,410
Liberty Braves Group, Class C*	2,000	29,840
Madison Square Garden Co., Class A*	401	62,949
Meredith Corp.	800	41,048
MSG Networks, Inc., Class A*	5,000	85,450
Salem Media Group, Inc.	5,008	38,912

		482,219

Multiline Retail (0.3%)
J.C. Penney Co., Inc.*	2,000	18,560

Specialty Retail (3.8%)
Aaron’s, Inc.	1,400	36,694
CST Brands, Inc.	5,000	188,850

		225,544

Textiles, Apparel & Luxury Goods (1.8%)
Tumi Holdings, Inc.*	4,000	106,720

Total Consumer Discretionary		1,278,301

Consumer Staples (7.2%)
Beverages (2.3%)
Cott Corp.	3,000	39,780
Davide Campari-Milano S.p.A.	2,000	19,306
National Beverage Corp.*	1,000	46,740
Remy Cointreau S.A.	400	33,197

		139,023

Food & Staples Retailing (0.6%)
Ingles Markets, Inc., Class A	1,000	36,070

Food Products (2.0%)
Maple Leaf Foods, Inc.	2,600	53,836
Snyder’s-Lance, Inc.	2,000	63,940

		117,776

Household Products (0.1%)
Energizer Holdings, Inc.	200	8,698

Personal Products (2.2%)
Avon Products, Inc.	10,000	$47,100
Edgewell Personal Care Co.	1,000	82,070

		129,170

Total Consumer Staples		430,737

Financials (7.1%)
Banks (2.6%)
FCB Financial Holdings, Inc., Class A*	3,000	104,850
Flushing Financial Corp.	2,400	47,880

		152,730

Capital Markets (2.0%)
Cohen & Steers, Inc.	1,200	47,124
Janus Capital Group, Inc.	2,000	29,200
Waddell & Reed Financial, Inc., Class A	2,000	40,680

		117,004

Insurance (0.5%)
National Interstate Corp.	1,000	30,790

Real Estate Investment Trusts (REITs) (2.0%)
Ryman Hospitality Properties, Inc. (REIT)	1,300	66,989
Seritage Growth Properties (REIT), Class A	1,000	53,370

		120,359

Total Financials		420,883

Health Care (1.7%)
Health Care Equipment & Supplies (0.9%)
Alere, Inc.*	1,400	54,600

Health Care Providers & Services (0.8%)
BioScrip, Inc.*	1,500	3,960
Patterson Cos., Inc.	1,000	43,350

		47,310

Total Health Care		101,910

Industrials (26.2%)
Aerospace & Defense (2.0%)
B/E Aerospace, Inc.	1,400	68,082
Textron, Inc.	1,400	54,152

		122,234

Commercial Services & Supplies (0.9%)
Brink’s Co.	1,600	54,144

Construction & Engineering (0.3%)
Layne Christensen Co.*	2,000	17,780

Electrical Equipment (1.4%)
PowerSecure International, Inc.*	3,500	65,520
SL Industries, Inc.*	400	15,992

		81,512

Machinery (16.8%)
Eastern Co.	4,000	66,840
EnPro Industries, Inc.	2,500	146,450
Federal Signal Corp.	4,500	61,605

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
Graco, Inc.	1,600	$125,424
ITT Corp.	800	30,696
Mueller Industries, Inc.	5,800	183,048
Mueller Water Products, Inc., Class A	5,000	53,750
Navistar International Corp.*	10,000	150,900
Trinity Industries, Inc.	4,000	78,040
Twin Disc, Inc.	3,200	42,400
Xylem, Inc.	1,500	62,670

		1,001,823

Road & Rail (2.8%)
Hertz Global Holdings, Inc.*	18,000	166,680

Trading Companies & Distributors (2.0%)
GATX Corp.	1,300	59,722
Kaman Corp.	1,500	63,135

		122,857

Total Industrials		1,567,030

Information Technology (4.1%)
Communications Equipment (0.3%)
EchoStar Corp., Class A*	500	20,460

Electronic Equipment, Instruments & Components (1.0%)
Rofin-Sinar Technologies, Inc.*	1,800	57,942

Internet Software & Services (1.6%)
Gogo, Inc.*	4,600	48,714
Internap Corp.*	22,000	50,160

		98,874

Semiconductors & Semiconductor Equipment (0.3%)
Sevcon, Inc.*	1,500	16,740

Technology Hardware, Storage & Peripherals (0.9%)
Diebold, Inc.	2,000	52,540

Total Information Technology		246,556

Materials (11.4%)
Chemicals (7.7%)
Ashland, Inc.	400	44,640
Chemtura Corp.*	2,800	77,980
Chr Hansen Holding A/S	1,000	62,233
Hawkins, Inc.	1,200	46,956
International Flavors & Fragrances, Inc.	100	11,947
Tredegar Corp.	4,000	63,840
Valspar Corp.	1,400	149,366

		456,962

Containers & Packaging (1.1%)
Myers Industries, Inc.	5,000	67,400

Metals & Mining (2.6%)
Ampco-Pittsburgh Corp.	3,400	64,906
Freeport-McMoRan, Inc.	6,500	91,000

		155,906

Total Materials		680,268

Telecommunication Services (3.0%)
Diversified Telecommunication Services (0.7%)
Cable & Wireless Communications plc	40,000	43,016

Wireless Telecommunication Services (2.3%)
Millicom International Cellular S.A.	1,000	$57,500
Millicom International Cellular S.A. (SDR)	1,000	57,780
U.S. Cellular Corp.*	500	21,320

		136,600

Total Telecommunication Services		179,616

Utilities (7.4%)
Electric Utilities (3.0%)
El Paso Electric Co.	200	9,020
Empire District Electric Co.	5,000	168,350

		177,370

Gas Utilities (4.4%)
National Fuel Gas Co.	1,200	66,600
Piedmont Natural Gas Co., Inc.	1,200	71,760
Questar Corp.	5,000	125,350

		263,710

Total Utilities		441,080

Total Common Stocks (89.5%) (Cost $5,219,938)		5,346,381

CONVERTIBLE PREFERRED STOCK:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
BioScrip, Inc. 0.000%*†	4	227

Total Convertible Preferred Stock (0.0%) (Cost $400)		227

	Number of Warrants	Value (Note 1)
WARRANTS:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
BioScrip, Inc., expiring 6/30/25*† (Cost $—)	22	13

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (5.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	320,147	320,147

Total Short-Term Investment (5.4%) (Cost $320,147)		320,147

Total Investments (94.9%) (Cost $5,540,485)		5,666,768
Other Assets Less Liabilities (5.1%)		305,331

Net Assets (100%)		$5,972,099

*	Non-income producing.
†	Securities (totaling $240 or 0.0% of net assets) held at fair value by management.

Glossary:

SDR	— Swedish Depositary Receipt

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,150,679	$127,622	$—	$1,278,301
Consumer Staples	378,234	52,503	—	430,737
Financials	420,883	—	—	420,883
Health Care	101,910	—	—	101,910
Industrials	1,484,198	82,832	—	1,567,030
Information Technology	171,874	74,682	—	246,556
Materials	618,035	62,233	—	680,268
Telecommunication Services	21,320	158,296	—	179,616
Utilities	441,080	—	—	441,080
Convertible Preferred Stocks
Health Care	—	—	227	227
Short-Term Investments	320,147	—	—	320,147
Warrants
Health Care	—	—	13	13

Total Assets	$5,108,360	$558,168	$240	$5,666,768

Total Liabilities	$—	$—	$—	$—

Total	$5,108,360	$558,168	$240	$5,666,768

(a)	Securities with a market value of $124,340 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the six months ended April 30, 2016.

The Effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$15	$15

^ The Fund held forward foreign currency contracts as hedging.

The Fund held forward foreign currency contracts with an average settlement value of approximately $26,000 for one month during the six months ended April 30, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Investment security transactions for the six months ended April 30, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,277,213
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,192,749

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$411,005
Aggregate gross unrealized depreciation	(292,555)

Net unrealized appreciation	$118,450

Federal income tax cost of investments	$5,548,318

For the six-month period ended April 30, 2016, the Fund incurred approximately $3,750 as brokerage commissions with Gabelli & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value (Cost $5,540,485)	$5,666,768
Cash	233,000
Foreign cash (Cost $2,305)	2,368
Receivable for securities sold	102,970
Receivable for Fund shares sold	54,440
Receivable from investment adviser	7,864
Dividends, interest and other receivables	1,373
Other assets	146

Total assets	6,068,929

LIABILITIES
Payable for securities purchased	80,740
Payable for Fund shares redeemed	4,730
Distribution fees payable – Class A	88
Distribution fees payable – Class R	45
Trustees’ fees payable	7
Accrued expenses	11,220

Total liabilities	96,830

NET ASSETS	$5,972,099

Net assets were comprised of:
Paid in capital	$5,786,492
Accumulated undistributed net investment income (loss)	9,424
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	49,828
Net unrealized appreciation (depreciation) on investments and foreign currency translations	126,355

Net assets	$5,972,099

Class A
Net asset value and redemption price per share, $472,238 / 46,325 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.19
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share	$10.78

Class C**
Net asset value per share, $103,865 / 10,179 shares outstanding (unlimited amount authorized: $0.001 par value)(a)	$10.20

Class I
Net asset value and redemption price per share, $5,284,330 / 517,907 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.20

Class R
Net asset value and redemption price per share, $111,666 / 10,988 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.16

**	Class C shares currently are not offered for sale.
(a)	Redemption price for Class C shares varies based on length of time the shares are held.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends (net of $204 foreign withholding tax)	$45,026
Interest	213

Total income	45,239

EXPENSES
Professional fees	25,962
Investment advisory fees	18,024
Transfer agent fees	17,447
Registration and filing fees	15,602
Offering costs	4,499
Administrative fees	3,605
Custodian fees	3,045
Distribution fees – Class R	1,553
Printing and mailing expenses	1,346
Distribution fees – Class A	1,115
Distribution fees – Class C	1,087
Trustees’ fees	267
Miscellaneous	6,381

Gross expenses	99,933
Less: Waiver from investment adviser	(21,629)
Waiver from distributor	(1,087)
Reimbursement from investment adviser	(48,134)

Net expenses	29,083

NET INVESTMENT INCOME (LOSS)	16,156

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	58,171
Foreign currency transactions	43

Net realized gain (loss)	58,214

Change in unrealized appreciation (depreciation) on:
Investments	168,590
Foreign currency translations	100

Net change in unrealized appreciation (depreciation)	168,690

NET REALIZED AND UNREALIZED GAIN (LOSS)	226,904

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$243,060

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,156	$(763)
Net realized gain (loss) on investments and foreign currency transactions	58,214	108,663
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	168,690	(42,335)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	243,060	65,565

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(103)	(5,222)
Class C	(655)	(1,822)
Class I	(6,325)	(6,867)
Class R	—	(4,943)

	(7,083)	(18,854)

Distributions from net realized capital gains
Class A	(27,401)	—
Class C	(6,672)	—
Class I	(64,471)	—
Class R	(20,133)	—

	(118,677)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(125,760)	(18,854)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 16,477 and 97,654 shares, respectively ]	164,457	984,337
Capital shares issued in reinvestment of dividends[ 774 and 512 shares, respectively ]	7,419	5,222
Capital shares repurchased [ (68,141) and (3,951) shares, respectively ]	(685,188)	(38,838)

Total Class A transactions	(513,312)	950,721

Class C**
Capital shares sold [ 0 and 25,000 shares, respectively ]	—	250,000
Capital shares issued in reinvestment of dividends[ 0 and 179 shares, respectively ]	—	1,822
Capital shares repurchased [ (15,000) and (1,000) shares, respectively ]	(150,800)	(9,800)

Total Class C transactions	(150,800)	242,022

Class I
Capital shares sold [ 293,278 and 242,308 shares, respectively ]	2,822,609	2,480,175
Capital shares issued in reinvestment of dividends[ 5,090 and 674 shares, respectively ]	48,758	6,867
Capital shares repurchased [ (15,575) and (10,868) shares, respectively ]	(149,744)	(108,719)

Total Class I transactions	2,721,623	2,378,323

Class R
Capital shares sold [ 0 and 75,489 shares, respectively ]	—	754,900
Capital shares issued in reinvestment of dividends [ 14 and 485 shares, respectively ]	129	4,943
Capital shares repurchased [ (65,000) and (3,000) shares, respectively ]	(651,091)	(29,370)

Total Class R transactions	(650,962)	730,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,406,549	4,301,539

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,523,849	4,348,250
NET ASSETS:
Beginning of period	4,448,250	100,000

End of period (a)	$5,972,099	$4,448,250

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$9,424	$351

* The Fund commenced operations on November 12, 2014.
** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.25	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.18	0.33

Total from investment operations	0.21	0.32

Less distributions:
Dividends from net investment income	— #	(0.07)
Distributions from net realized gains	(0.27)	—

Total dividends and distributions	(0.27)	(0.07)

Net asset value, end of period	$10.19	$10.25

Total return (b)	2.17%	3.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$472	$997
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.35%	1.35%
Before waivers and reimbursements (a)	4.33%	9.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.70%	(0.10	)%(l)
Before waivers and reimbursements (a)	(2.28)%	(8.03	)%(l)
Portfolio turnover rate (z)^	48%	95%

Class C**	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.27	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.18	0.33

Total from investment operations	0.23	0.34

Less distributions:
Dividends from net investment income	(0.03)	(0.07)
Distributions from net realized gains	(0.27)	—

Total dividends and distributions	(0.30)	(0.07)

Net asset value, end of period	$10.20	$10.27

Total return (b)	2.34%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$104	$259
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%
Before waivers and reimbursements (a)	5.09%	10.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.95%	0.15	%(l)
Before waivers and reimbursements (a)	(3.04)%	(8.98	)%(l)
Portfolio turnover rate (z)^	48%	95%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.27	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20	0.32

Total from investment operations	0.23	0.34

Less distributions:
Dividends from net investment income	(0.03)	(0.07)
Distributions from net realized gains	(0.27)	—

Total dividends and distributions	(0.30)	(0.07)

Net asset value, end of period	$10.20	$10.27

Total return (b)	2.34%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,284	$2,416
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%
Before waivers and reimbursements (a)	3.95%	8.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.67%	0.16	%(l)
Before waivers and reimbursements (a)	(2.18)%	(7.30	)%(l)
Portfolio turnover rate (z)^	48%	95%

Class R	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.23	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17	0.34

Total from investment operations	0.20	0.30

Less distributions:
Dividends from net investment income	—	(0.07)
Distributions from net realized gains	(0.27)	—

Total dividends and distributions	(0.27)	(0.07)

Net asset value, end of period	$10.16	$10.23

Total return (b)	2.07%	2.96%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$112	$777
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.60%	1.60%
Before waivers and reimbursements (a)	4.62%	9.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.53%	(0.35	)%(l)
Before waivers and reimbursements (a)	(2.48)%	(8.49	)%(l)
Portfolio turnover rate (z)^	48%	95%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GLOBAL EQUITY MANAGERS FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISERS

➢	OppenheimerFunds, Inc.

➢	Templeton Investment Counsel, LLC

PERFORMANCE RESULTS

Total Returns as of 4/30/16
			6 Months	Since Incept.
Fund – Class A Shares*	without Sales Charge		(6.40)%	(9.11)%
	with Sales Charge (a	)	(11.59)	(14.09)
Fund – Class I Shares*			(6.38)	(9.00)
Fund – Class R Shares*			(6.49)	(9.30)
MSCI World (Net) Index			(1.05)	(1.89)
* Date of inception 7/6/15. (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OppenheimerFunds, Inc.

Overview — OppenheimerFunds, Inc.

For the six-months ended April 30, 2016, the political season and unrest in the Middle East and its impact on Europe have all served to hurt our holdings. The present lack of growth worldwide, the threat of trade disruptions and currency volatility all add headwinds to our growth-oriented investment style. We believe this too shall pass. We are generally invested in what we view as robust businesses with long-term advantages that are financially strong. We think this provides a strong fundamental basis for higher returns, though the recent evidence may be to the contrary.

At period end, the Fund had its largest overweight positions in information technology, health care, consumer discretionary and industrials. The Fund had its most significant underweight positions in energy, consumer staples, materials and utilities. On a country basis, the Fund had its largest overweight positions in Germany, Japan and France, with its most significant underweight positions in the United States, Canada and Australia. Despite being underweight the United States relative to the benchmark, the Fund had its largest allocation to that country on an absolute basis at period end.

Fund Highlights

What helped performance during the six-month period ended April 30, 2016:

•	The Fund outperformed the benchmark within the Telecommunication Services sector, due to stock selection.

•

Top performing holdings of the Fund this reporting period were S&P Global, Inc. (Financials) (United States), Facebook, Inc. (Information Technology) (United States), KDDI Corporation (Telecommunication Services) (Japan), Keyence Corporation (Information Technology) (Japan) and Colgate-Palmolive Company (Consumer Staples) (United States).

•

S&P Global Inc., formerly McGraw Hill Financial, Inc., is a provider of transparent and independent ratings, benchmarks, analytics and data to capital and commodity markets across the world. The company reported strong fourth quarter 2015 results and was rebranded S&P Global from McGraw Hill Financial following a shareholder vote.

•

Despite investor pessimism over Facebook’s ability to navigate successfully the shift from desktop to mobile, we had confidence the talented management team would be able to monetize its 1 billion users. The increasing penetration of broadband and ubiquity of mobile devices have fueled the move toward mobile Internet usage and social networking. We believe Facebook uses and monetizes data more effectively than any of the other global players in the industry and presents optionality for future growth, especially with video and Instagram.

•	KDDI is a telecommunications company based in Japan. Increased use of data streaming on smartphones in Japan helped drive the performance of mobile carriers, including KDDI.

•	Keyence engages in the development, manufacture and sale of industrial automation and inspection equipment. Shares of Keyence have performed well so far in 2016.

•	Consumer products company Colgate-Palmolive extended its restructuring program, which had a positive impact on its shares.

What hurt performance during the six-month period ended April 30, 2016:

•	The Fund’s underperformance during the reporting period was due largely to weaker relative stock selection in the financials and health care sectors.

•

Detractors from performance this reporting period included SunEdison, Inc. (Information Technology) (United States), Credit Suisse Group AG (Financials) (Switzerland), Clovis Oncology, Inc. (Health Care) (United States), Dai-Ichi Life Insurance Company, Limited (Financials) (Japan) and Celldex Therapeutics, Inc. (Health Care) (United States).

•

SunEdison, Inc. is one of the world’s largest and most geographically diverse low cost renewable energy developers. Our investment thesis in SunEdison was predicated on growth of solar demand, which in turn would increase demand for SunEdison’s EPC (Engineering, Procurement and Construction) expertise. The reversal of low debt costs in the energy market that resulted from widening high yield spreads challenged SunEdison’s growth rate. Further, obligations were supposed to be non-recourse to the parent segment; however, this did not turn out to be the

1290 GLOBAL EQUITY MANAGERS FUND (Unaudited)

case. The company is now filing for bankruptcy and is in talks with creditors for a loan to tide it over during the process.

•

Credit Suisse Group AG is a global investment bank and wealth manager based in Switzerland. We own Credit Suisse for its renowned wealth management business, attracted to its profitability, sticky clients/assets, and the capital light nature of the business. The stock underperformed due in part to a fourth-quarter headline net loss of 5.8 billion Swiss francs (“CHF”), primarily driven by the investment banking segment. However, on an adjusted pre-tax basis, the loss was only CHF 1.1 billion. Declining interest rates around most of the world compounded the underperformance. Credit Suisse is accelerating cost reductions and is restructuring, focusing on wealth management and paring back investment banking to a targeted 38% of risk-weighted assets. We are also encouraged by the company’s meaningful business in Asia — a fast growing market.

•	Clovis Oncology, Inc.’s share price declined following the release of clinical trial data that appeared disappointing.

•	Dai-Ichi Life Insurance is a Japan-based life insurance company that declined in a volatile period.

•

Celldex Therapeutics, Inc. is one of the Fund’s holdings in biotechnology, an area that presents the greatest opportunity for exponential growth, in our opinion. Celldex focuses on developing biological therapeutics, including glembatumumab, an anti-body conjugate for breast cancer, and rindopepimut, a novel anticancer vaccine for glioblastoma. In addition to the negative sentiment surrounding biotech during the first two months of 2016, Celldex underperformed after it stopped phase 3 clinical trials for Rintega (rindopepimut) for futility.

Templeton Investment Counsel, LLC

Overview — Templeton Investment Counsel, LLC

The Fund maintains a full and diverse array of stocks we believe are undervalued from sectors and regions around the world. We believe that while stocks are vulnerable to near-term volatility, the asset class globally has the potential for long-term gains. Within equities, growth stocks have generally outperformed value stocks since 2006, one of the longest stretches of outperformance since at least the Great Depression. Yet, for the first time in a decade, U.S. value stocks outperformed growth for the fourth straight month in April 2016. International value stocks experienced a lesser recovery in the first quarter, though April marked an expansion of the value theme into international markets and the banking sector as well.

Fund Highlights

What helped performance during the six-month period ended April 30, 2016:

•

Stock selection and overweightings in the energy and materials sectors contributed to performance relative to the benchmark as commodity prices rallied in the second half of the review period. Several of the Fund’s biggest contributors come from these sectors, including U.K.-listed integrated oil firm Royal Dutch Shell plc and Swiss-based mining and commodities trading firm Glencore plc.

•	Stock selection and an underweighting in the information technology sector also aided relative performance, led by U.S. semiconductor firm Applied Materials, Inc.

•	From a regional standpoint, the eurozone contributed to relative performance.

What hurt performance during the six-month period ended April 30, 2016:

•	Stock selection and an overweighting in the financials sector detracted from relative performance. European banks were some of the biggest detractors.

•

Stock selection and an overweighting in health care also hurt relative results. After a period of strong performance, health care stocks generally declined due to political discussions surrounding drug pricing and tax laws.

•	Stock selection and an underweighting in consumer staples also negatively impacted relative performance.

•	From a regional standpoint, an underweighted position and stock selection in the U.S. detracted.

Sector Weightings as of April 30, 2016	Market Value	% of Net Assets
Financials	$5,741,620	21.1%
Information Technology	4,759,591	17.4
Health Care	4,368,501	16.0
Consumer Discretionary	3,594,821	13.2
Industrials	2,812,505	10.3
Energy	1,953,962	7.2
Consumer Staples	1,353,119	5.0
Materials	945,485	3.5
Telecommunication Services	886,909	3.2
Cash and Other	853,339	3.1

		100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply

1290 GLOBAL EQUITY MANAGERS FUND (Unaudited)

the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$936.05	$6.74
Hypothetical (5% average return before expenses)	1,000.00	1,017.90	7.02
Class I
Actual	1,000.00	936.17	5.54
Hypothetical (5% average return before expenses)	1,000.00	1,019.14	5.77
Class R
Actual	1,000.00	935.05	7.94
Hypothetical (5% average return before expenses)	1,000.00	1,016.66	8.27

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.40%, 1.15% and 1.65%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (0.5%)
Embraer S.A. (ADR)	5,612	$129,637

Canada (0.4%)
Suncor Energy, Inc.	4,000	117,415

Cayman Islands (0.1%)
Theravance Biopharma, Inc.*	840	17,430

China (1.6%)
China Life Insurance Co., Ltd., Class H	25,000	58,206
CRRC Corp., Ltd., Class H	69,000	67,338
JD.com, Inc. (ADR)*	6,277	160,440
Sinopharm Group Co., Ltd., Class H	19,600	84,142
Weichai Power Co., Ltd., Class H	44,000	53,093

		423,219

Denmark (0.2%)
FLSmidth & Co. A/S	1,147	44,541

France (7.4%)
Airbus Group SE	5,020	313,906
BNP Paribas S.A.	4,380	231,908
Cie de Saint-Gobain	3,350	153,418
Cie Generale des Etablissements Michelin	1,440	150,295
Kering	1,020	174,784
LVMH Moet Hennessy Louis Vuitton SE	1,670	277,465
Sanofi	1,800	148,625
Societe Generale S.A.	2,910	114,124
Technip S.A.*	3,730	218,293
Total S.A.	3,100	155,936
Zodiac Aerospace	3,400	79,713

		2,018,467

Germany (7.1%)
Allianz SE (Registered)	1,478	250,896
Bayer AG (Registered)	2,764	318,866
Bayerische Motoren Werke (BMW) AG (Preference) (q)	3,200	254,109
Deutsche Bank AG (Registered)	5,226	98,557
Deutsche Lufthansa AG (Registered)	6,440	99,993
HeidelbergCement AG	1,040	92,398
Linde AG	790	120,672
Merck KGaA*	860	80,818
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	490	90,866
SAP SE	4,663	364,786
Siemens AG (Registered)	1,626	169,652

		1,941,613

Hong Kong (1.4%)
Cheung Kong Property Holdings Ltd.	7,000	48,054
China Mobile Ltd.	6,500	74,537
CK Hutchison Holdings Ltd.	5,000	59,947
Haier Electronics Group Co., Ltd.	48,000	81,063
Swire Pacific Ltd., Class A	5,000	54,371
Swire Properties Ltd.	23,000	$59,895

		377,867

India (0.6%)
ICICI Bank Ltd. (ADR)	22,770	160,529

Ireland (1.1%)
CRH plc	7,350	213,517
Shire plc	1,340	83,428

		296,945

Israel (0.8%)
Teva Pharmaceutical Industries Ltd. (ADR)	3,898	212,246

Italy (1.7%)
Banca Monte dei Paschi di Siena S.p.A.*	57,638	46,628
Brunello Cucinelli S.p.A.	2,432	47,759
Eni S.p.A.	6,531	106,192
Intesa Sanpaolo S.p.A.	23,042	63,850
Prysmian S.p.A.	2,740	64,600
Tod’s S.p.A.	643	44,397
UniCredit S.p.A.	25,547	98,698

		472,124

Japan (9.4%)
Dai-ichi Life Insurance Co., Ltd.	12,100	149,763
FANUC Corp.	600	90,486
KDDI Corp.	8,200	238,599
Keyence Corp.	400	245,175
Konica Minolta, Inc.	9,900	87,902
Kyocera Corp.	3,400	170,643
Murata Manufacturing Co., Ltd.	2,500	333,455
Nidec Corp.	3,000	223,696
Nintendo Co., Ltd.	300	41,347
Nissan Motor Co., Ltd.	24,200	220,445
Nomura Holdings, Inc.	11,900	51,479
Rakuten, Inc.	4,900	54,647
SoftBank Group Corp.	2,000	108,272
Sumitomo Mitsui Financial Group, Inc.	4,100	127,278
Suntory Beverage & Food Ltd.	3,800	169,580
Suzuki Motor Corp.	2,400	67,001
Toshiba Corp.*	25,000	53,704
Toyota Motor Corp.	2,500	128,924

		2,562,396

Netherlands (3.0%)
Akzo Nobel N.V.	2,070	146,695
ING Groep N.V. (CVA)	14,640	179,286
NN Group N.V.	2,340	81,079
QIAGEN N.V.*	3,350	75,069
Royal Dutch Shell plc, Class A	190	4,940
Royal Dutch Shell plc, Class B	9,125	238,127
SBM Offshore N.V.	7,690	102,980

		828,176

Norway (0.4%)
Statoil ASA	3,360	59,381
Telenor ASA	3,510	60,419

		119,800

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
Portugal (0.4%)
Galp Energia SGPS S.A.	7,340	$100,814

Russia (0.3%)
MMC Norilsk Nickel PJSC (ADR)	5,624	83,066

Singapore (0.7%)
DBS Group Holdings Ltd.	6,200	70,444
Singapore Telecommunications Ltd.	40,500	116,243

		186,687

South Korea (1.9%)
Hana Financial Group, Inc.	2,186	49,211
Hyundai Mobis Co., Ltd.	430	98,310
KB Financial Group, Inc. (ADR)	2,090	63,557
POSCO (ADR)	1,327	69,031
Samsung Electronics Co., Ltd. (GDR) (m)	460	250,700

		530,809

Spain (2.1%)
Banco Bilbao Vizcaya Argentaria S.A.	16,272	111,477
Industria de Diseno Textil S.A.	7,993	256,587
Repsol S.A.	6,500	85,183
Telefonica S.A.	11,692	127,480

		580,727

Sweden (1.8%)
Assa Abloy AB, Class B	11,401	239,081
Getinge AB, Class B	4,750	100,437
Telefonaktiebolaget LM Ericsson, Class B	19,887	160,969

		500,487

Switzerland (5.3%)
Chubb Ltd.	1,080	127,289
Credit Suisse Group AG (Registered)*	16,096	244,468
Glencore plc*	64,340	153,143
Nestle S.A. (Registered)	1,690	125,962
Novartis AG (Registered)	1,020	77,832
Roche Holding AG	1,231	311,183
Swiss Reinsurance AG	1,270	112,662
UBS Group AG (Registered)	16,715	289,241

		1,441,780

Taiwan (0.3%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,009	70,982

Thailand (0.3%)
Bangkok Bank PCL (NVDR)	17,300	81,225

United Kingdom (8.2%)
Aviva plc	19,360	122,317
BAE Systems plc	11,720	81,736
Barclays plc	45,820	114,819
BP plc	35,796	195,484
Circassia Pharmaceuticals plc*	24,240	95,700
Earthport plc*	61,430	15,483
GlaxoSmithKline plc	8,940	190,585
HSBC Holdings plc	20,800	138,901
Kingfisher plc	27,220	$144,732
Lloyds Banking Group plc	90,570	88,758
Noble Corp. plc	4,760	53,455
Prudential plc	11,600	228,392
Sky plc	7,810	107,098
Standard Chartered plc	13,774	111,115
Tesco plc*	46,470	116,855
Unilever plc	5,750	256,627
Vodafone Group plc	50,380	161,359

		2,223,416

United States (39.9%)
3M Co.	1,340	224,289
ACADIA Pharmaceuticals, Inc.*	3,300	106,590
Adobe Systems, Inc.*	2,140	201,631
Aetna, Inc.	3,260	366,000
Allergan plc*	910	197,070
Alphabet, Inc., Class A*	620	438,885
Alphabet, Inc., Class C*	430	297,994
American Express Co.	950	62,158
American International Group, Inc.	1,680	93,778
Amgen, Inc.	1,380	218,454
Anthem, Inc.	1,760	247,755
Applied Materials, Inc.	6,950	142,266
Baker Hughes, Inc.	3,480	168,293
Best Buy Co., Inc.	2,230	71,538
Biogen, Inc.*	500	137,495
BioMarin Pharmaceutical, Inc.*	1,120	94,842
Bluebird Bio, Inc.*	1,020	45,237
Capital One Financial Corp.	2,120	153,467
Celldex Therapeutics, Inc.*	6,940	27,760
Chesapeake Energy Corp.*	170	1,168
Chevron Corp.	1,020	104,224
Cigna Corp.	260	36,020
Cisco Systems, Inc.	4,660	128,103
Citigroup, Inc.	9,370	433,644
Colgate-Palmolive Co.	4,700	333,324
Comcast Corp., Class A	3,570	216,913
CVS Health Corp.	1,810	181,905
eBay, Inc.*	4,590	112,134
Eli Lilly & Co.	1,040	78,551
Emerson Electric Co.	2,020	110,353
Facebook, Inc., Class A*	2,500	293,950
FedEx Corp.	430	70,997
FNF Group	3,180	101,442
Foot Locker, Inc.	1,630	100,147
General Motors Co.	2,990	95,082
Gilead Sciences, Inc.	4,070	359,015
Goldman Sachs Group, Inc.	1,180	193,650
Halliburton Co.	5,860	242,077
Hewlett Packard Enterprise Co.	2,190	36,485
HP, Inc.	2,190	26,871
Humana, Inc.	80	14,166
International Game Technology plc (Italian Stock Exchange)	40	693
International Game Technology plc (New York Stock Exchange)	4,300	74,562
Intuit, Inc.	2,760	278,456
Ionis Pharmaceuticals, Inc.*	1,130	46,296
JPMorgan Chase & Co.	3,080	194,656

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
Knowles Corp.*	6,340	$84,766
LyondellBasell Industries N.V., Class A	810	66,963
MacroGenics, Inc.*	2,250	46,260
Macy’s, Inc.	1,330	52,655
Maxim Integrated Products, Inc.	7,130	254,684
McDonald’s Corp.	470	59,450
Merck & Co., Inc.	1,330	72,937
Microsoft Corp.	6,410	319,667
Morgan Stanley	1,920	51,955
News Corp., Class A	5,130	63,715
Oracle Corp.	2,610	104,035
PayPal Holdings, Inc.*	5,660	221,759
Pfizer, Inc.	4,260	139,345
Rockwell Collins, Inc.	860	75,843
S&P Global, Inc.	3,890	415,646
Sage Therapeutics, Inc.*	460	17,337
St. Jude Medical, Inc.	1,480	112,776
Stanley Black & Decker, Inc.	900	100,728
SunTrust Banks, Inc./Georgia	2,920	121,881
Tiffany & Co.	2,180	155,543
Twenty-First Century Fox, Inc., Class A	3,470	105,002
Twitter, Inc.*	5,230	76,463
United Parcel Service, Inc., Class B	2,910	305,754
Vertex Pharmaceuticals, Inc.*	410	34,579
Walgreens Boots Alliance, Inc.	2,130	168,866
Walt Disney Co.	3,210	331,465
Zimmer Biomet Holdings, Inc.	1,500	173,655

		10,894,115

Total Investments (96.9%) (Cost $28,837,315)		26,416,513
Other Assets Less Liabilities (3.1%)		853,339

Net Assets (100%)		$27,269,852

*	Non-income producing.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At April 30, 2016, the market value of these securities amounted to $250,700 or 0.9% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt

Sector Weightings as of April 30, 2016	Market Value	% of Net Assets
Financials	$5,741,620	21.1%
Information Technology	4,759,591	17.4
Health Care	4,368,501	16.0
Consumer Discretionary	3,594,821	13.2
Industrials	2,812,505	10.3
Energy	1,953,962	7.2
Consumer Staples	1,353,119	5.0
Materials	945,485	3.5
Telecommunication Services	886,909	3.2
Cash and Other	853,339	3.1

		100.0%

Holdings are subject to change without notice.

At April 30, 2016, the Fund had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Hong Kong Dollar vs. U.S. Dollar, expiring 5/4/16	JPMorgan Chase Bank	42	$5,373	$5,372	$1

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund's own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,487,205	$2,107,616	$—	$3,594,821
Consumer Staples	684,095	669,024	—	1,353,119
Energy	686,632	1,267,330	—	1,953,962
Financials	2,173,652	3,567,968	—	5,741,620
Health Care	2,801,816	1,566,685	—	4,368,501
Industrials	1,017,601	1,794,904	—	2,812,505
Information Technology	3,089,131	1,670,460	—	4,759,591
Materials	219,060	726,425	—	945,485
Telecommunication Services	—	886,909	—	886,909
Forward Currency Contracts	—	1	—	1

Total Assets	$12,159,192	$14,257,322	$—	$26,416,514

Total Liabilities	$—	$—	$—	$—

Total	$12,159,192	$14,257,322	$—	$26,416,514

There were no transfers between Levels 1, 2 or 3 during the six months ended April 30, 2016.

Fair Values of Derivative Instruments as of April 30, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(180)	$(180)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1	$1

^ The Fund held forward foreign currency contracts as hedging.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

The Fund held forward foreign currency contracts with an average settlement value of approximately $5,000 for one month, during the six-month period ended April 30, 2016.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of April 30, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$1	$—	$—	$1

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the six months ended April 30, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,301,894
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,327,589

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$971,548
Aggregate gross unrealized depreciation	(3,414,215)

Net unrealized depreciation	$(2,442,667)

Federal income tax cost of investments	$28,859,180

For the six-month period ended April 30, 2016, the Fund incurred approximately $147 as brokerage commissions with Sanford C. Bernstein & Co., LLC,. an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value (Cost $28,837,315)	$26,416,513
Cash	746,151
Foreign cash (Cost $14)	14
Receivable for securities sold	158,105
Dividends, interest and other receivables	82,501
Deferred offering cost	4,993
Unrealized appreciation on forward foreign currency contracts	1
Other assets	724

Total assets	27,409,002

LIABILITIES
Payable for securities purchased	128,332
Administrative fees payable	3,331
Investment management fees payable	3,127
Transfer agent fees payable	627
Trustees’ fees payable	118
Distribution fees payable – Class R	37
Distribution fees payable – Class A	19
Accrued expenses	3,559

Total liabilities	139,150

NET ASSETS	$27,269,852

Net assets were comprised of:
Paid in capital	$30,007,866
Accumulated undistributed net investment income (loss)	73,643
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(393,172)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(2,418,485)

Net assets	$27,269,852

Class A
Net asset value and redemption price per share, $95,562 / 10,528 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.08
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share	$9.61

Class I
Net asset value and redemption price per share, $27,083,613 / 2,981,272 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.08

Class R
Net asset value and redemption price per share, $90,677 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.07

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends (net of $17,990 foreign withholding tax)	$277,572
Interest	664

Total income	278,236

EXPENSES
Investment management fees	107,448
Professional fees	42,103
Administrative fees	20,147
Offering costs	13,565
Registration and filing fees	12,537
Transfer agent fees	10,449
Custodian fees	9,509
Printing and mailing expenses	7,976
Trustees’ fees	1,606
Distribution fees – Class R	223
Distribution fees – Class A	118
Miscellaneous	7,463

Gross expenses	233,144
Less: Waiver from investment adviser	(78,556)

Net expenses	154,588

NET INVESTMENT INCOME (LOSS)	123,648

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(295,610)
Foreign currency transactions	(2,211)

Net realized gain (loss)	(297,821)

Change in unrealized appreciation (depreciation) on:
Investments	(1,664,882)
Foreign currency translations	2,476

Net change in unrealized appreciation (depreciation)	(1,662,406)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,960,227)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,836,579)

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$123,648	$22,226
Net realized gain (loss) on investments and foreign currency transactions	(297,821)	(114,086)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,662,406)	(756,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,836,579)	(847,939)

DIVIDENDS:
Dividends from net investment income
Class A	(98)	—
Class I	(62,297)	—

TOTAL DIVIDENDS:	(62,395)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 0 and 10,528 shares, respectively ]	—	105,000
Capital shares issued in reinvestment of dividends[ 0# and 0 shares, respectively ]	5	—
Capital shares repurchased [ 0# and 0 shares, respectively ]	(5)	—

Total Class A transactions	—	105,000

Class I
Capital shares sold [ 690 and 2,980,580 shares, respectively ]	6,000	29,805,750
Capital shares issued in reinvestment of dividends[ 2 and 0 shares, respectively ]	15	—

Total Class I transactions	6,015	29,805,750

Class R
Capital shares sold [ 0 and 10,000 shares, respectively ]	—	100,000

Total Class R transactions	—	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,015	30,010,750

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,892,959)	29,162,811
NET ASSETS:
Beginning of period	29,162,811	—

End of period (a)	$27,269,852	$29,162,811

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$73,643	$12,390

* The Fund commenced operations on July 6, 2015.
# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2016 (Unaudited)		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.71		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	##	—	#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.65)		(0.29)

Total from investment operations	(0.62)		(0.29)

Less distributions:
Dividends from net investment income	(0.01)		—

Net asset value, end of period	$9.08		$9.71

Total return (b)	(6.40)%		(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$96		$102
Ratio of expenses to average net assets:
After waivers (a)	1.40%		1.40%
Before waivers (a)	1.99%		1.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.67	%(aa)	—	%‡‡(l)
Before waivers (a)	0.09	%(aa)	(0.54	)%(l)
Portfolio turnover rate (z)^	5%		3%

Class I	Six Months Ended April 30, 2016 (Unaudited)		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.72		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	##	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.66)		(0.29)

Total from investment operations	(0.62)		(0.28)

Less distributions:
Dividends from net investment income	(0.02)		—

Net asset value, end of period	$9.08		$9.72

Total return (b)	(6.38)%		(2.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,084		$28,964
Ratio of expenses to average net assets:
After waivers (a)	1.15%		1.15%
Before waivers (a)	1.74%		1.68%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.92	%(bb)	0.24	%(l)
Before waivers (a)	0.34	%(bb)	(0.28	)%(l)
Portfolio turnover rate (z)^	5%		3%

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL EQUITY MANAGERS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Six Months Ended April 30, 2016 (Unaudited)		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	##	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.65)		(0.29)

Total from investment operations	(0.63)		(0.30)

Net asset value, end of period	$9.07		$9.70

Total return (b)	(6.49)%		(3.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91		$97
Ratio of expenses to average net assets:
After waivers (a)	1.65%		1.65%
Before waivers (a)	2.24%		2.18%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.42	%(cc)	(0.26	)%(l)
Before waivers (a)	(0.16	)%(cc)	(0.78	)%(l)
Portfolio turnover rate (z)^	5%		3%
*	Commencement of Operations.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend the per share income amounts would be $(0.02), $(0.01) and (0.04) for Class A, Class I and Class R, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class A would be (0.55)% for income after waivers and (1.13)% for income before waivers.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class I would be (0.30)% for income after waivers and (0.88)% for income before waivers.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class R would be (0.80)% for income after waivers and (1.39)% for income before waivers.

See Notes to Financial Statements.

1290 GLOBAL TALENTS FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Total Returns as of 4/30/16
			Since Incept.
Fund – Class A Shares*	without Sales Charge		0.30%
	with Sales Charge (a	)	(5.20)
Fund – Class I Shares*			0.30
Fund – Class R Shares*			0.20
MSCI ACWI (Net) Index			2.44
* Date of inception 4/11/16. (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

There is insufficient history available to provide meaningful highlights in this report. Please see the 1290funds.com website for more information about the Fund, its investment process and performance.

Sector Weightings as of April 30, 2016	Market Value	% of Net Assets
Consumer Discretionary	$3,729,734	18.6%
Health Care	3,719,878	18.5
Information Technology	3,639,322	18.1
Financials	3,179,265	15.9
Consumer Staples	1,814,182	9.0
Industrials	1,422,956	7.1
Energy	916,871	4.6
Telecommunication Services	787,201	3.9
Materials	737,737	3.7
Cash and Other	111,005	0.6

		100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund commenced operations on April 12, 2016, the “Hypothetical Expenses Paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

1290 GLOBAL TALENTS FUND (Unaudited)

EXAMPLE

	Beginning Account Value 11/1/15†	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$1,003.00	$0.73
Hypothetical (5% average return before expenses)	1,000.00	1,017.90	7.02
Class I
Actual	1,000.00	1,003.00	0.60
Hypothetical (5% average return before expenses)	1,000.00	1,019.14	5.77
Class R
Actual	1,000.00	1,002.00	0.86
Hypothetical (5% average return before expenses)	1,000.00	1,016.66	8.27

†   Commenced operations on April 12, 2016.

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.40%, 1.15% and 1.65%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 for the hypothetical example (to reflect the one-half year period), and multiplied by 19/366 for the actual example (to reflect the actual number of days the Fund was in operation in the period).

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Belgium (1.7%)
Anheuser-Busch InBev S.A./N.V.	2,799	$346,460

Chile (1.3%)
Antofagasta plc	37,623	265,629

China (2.0%)
Alibaba Group Holding Ltd. (ADR)*	5,074	390,394

Finland (1.3%)
Sampo Oyj, Class A	5,869	256,245

France (6.9%)
Christian Dior SE	1,436	252,152
Dassault Systemes S.A.	4,676	365,696
Financiere de L’Odet	465	448,321
Iliad S.A.	1,447	316,217

		1,382,386

Germany (6.9%)
Continental AG	1,505	330,529
Fresenius SE & Co. KGaA	6,430	467,677
Hella KGaA Hueck & Co.	5,398	206,290
Henkel AG & Co. KGaA (Preference)(q)	3,261	372,206

		1,376,702

Hong Kong (1.3%)
CK Hutchison Holdings Ltd.	22,500	269,760

Israel (1.5%)
Check Point Software Technologies Ltd.*	3,696	306,288

Italy (1.6%)
Luxottica Group S.p.A.	5,952	324,206

Japan (8.1%)
Rakuten, Inc.	27,700	308,923
SoftBank Group Corp.	8,700	470,984
THK Co., Ltd.	15,100	306,465
Unicharm Corp.	25,200	528,929

		1,615,301

Jordan (3.1%)
Hikma Pharmaceuticals plc	19,338	622,756

Luxembourg (1.1%)
Tenaris S.A. (ADR)	8,137	220,269

Mexico (3.0%)
Banregio Grupo Financiero S.A.B. de C.V.	53,200	318,804
Fomento Economico Mexicano S.A.B. de C.V.	29,800	277,273

		596,077

Philippines (1.9%)
Bank of the Philippine Islands	200,730	387,439

South Africa (1.7%)
Naspers Ltd., Class N	2,481	340,418

Spain (1.5%)
Industria de Diseno Textil S.A.	9,464	303,808

Switzerland (3.2%)
Roche Holding AG	2,528	$639,049

United Kingdom (1.4%)
Booker Group plc	122,225	289,314

United States (49.9%)
Alexion Pharmaceuticals, Inc.*	2,936	408,926
Alphabet, Inc., Class A*	690	488,437
Amazon.com, Inc.*	999	658,930
Apple, Inc.	4,392	411,706
Bank of the Ozarks, Inc.	7,573	312,765
Berkshire Hathaway, Inc., Class B*	4,365	635,020
BlackRock, Inc.	916	326,398
Cerner Corp.*	5,797	325,444
Charles Schwab Corp.	15,570	442,344
Chipotle Mexican Grill, Inc.*	648	272,789
Concho Resources, Inc.*	2,929	340,262
DexCom, Inc.*	5,840	375,979
Ecolab, Inc.	4,106	472,108
EOG Resources, Inc.	4,313	356,340
Facebook, Inc., Class A*	3,583	421,289
FedEx Corp.	2,413	398,410
Gilead Sciences, Inc.	5,057	446,078
IPG Photonics Corp.*	4,162	360,721
Oracle Corp.	8,359	333,190
O’Reilly Automotive, Inc.*	1,256	329,926
QUALCOMM, Inc.	4,443	224,460
Starbucks Corp.	7,145	401,763
Stryker Corp.	3,981	433,969
Synchronoss Technologies, Inc.*	10,851	337,141
Wells Fargo & Co.	10,009	500,250

		10,014,645

Total Investments (99.4%) (Cost $19,903,197)		19,947,146
Other Assets Less Liabilities (0.6%)		111,005

Net Assets (100%)		$20,058,151

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Sector Weightings as of April 30, 2016	Market Value	% of Net Assets
Consumer Discretionary	$3,729,734	18.6%
Health Care	3,719,878	18.5
Information Technology	3,639,322	18.1
Financials	3,179,265	15.9
Consumer Staples	1,814,182	9.0
Industrials	1,422,956	7.1
Energy	916,871	4.6
Telecommunication Services	787,201	3.9
Materials	737,737	3.7
Cash and Other	111,005	0.6

		100.0%

Holdings are subject to change without notice.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,663,408	$2,066,326	$—	$3,729,734
Consumer Staples	277,273	1,536,909	—	1,814,182
Energy	916,871	—	—	916,871
Financials	2,535,581	643,684	—	3,179,265
Health Care	1,990,396	1,729,482	—	3,719,878
Industrials	398,410	1,024,546	—	1,422,956
Information Technology	3,273,626	365,696	—	3,639,322
Materials	472,108	265,629	—	737,737
Telecommunication Services	—	787,201	—	787,201

Total Assets	$11,527,673	$8,419,473	$—	$19,947,146

Total Liabilities	$—	$—	$—	$—

Total	$11,527,673	$8,419,473	$—	$19,947,146

There were no transfers between Levels 1, 2 or 3 during the period ended April 30, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Fair Values of Derivative Instruments as of April 30, 2016:

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$959	$959

^ The Fund held forward foreign currency contracts as hedging.

The Fund held forward foreign currency contracts with an average settlement value of approximately $658,000, during the period ended April 30, 2016.

Investment security transactions for the period ended April 30, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$19,903,197
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$—

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$468,289
Aggregate gross unrealized depreciation	(424,340)

Net unrealized appreciation	$43,949

Federal income tax cost of investments	$19,903,197

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value (Cost $19,903,197)	$19,947,146
Cash	58,938
Dividends, interest and other receivables	21,118
Deferred offering cost	8,769
Other assets	33,715

Total assets	20,069,686

LIABILITIES
Administrative fees payable	1,591
Transfer agent fees payable	1,446
Investment management fees payable	1,357
Trustees’ fees payable	81
Distribution fees payable – Class R	26
Distribution fees payable – Class A	13
Accrued expenses	7,021

Total liabilities	11,535

NET ASSETS	$20,058,151

Net assets were comprised of:
Paid in capital	$20,004,000
Accumulated undistributed net investment income (loss)	16,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(6,836)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	44,218

Net assets	$20,058,151

Class A
Net asset value and redemption price per share, $100,259 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.03
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share	$10.61

Class I
Net asset value and redemption price per share, $19,857,647 / 1,980,389 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.03

Class R
Net asset value and redemption price per share, $100,245 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.02

STATEMENT OF OPERATIONS

For the Period Ended April 30, 2016* (Unaudited)

INVESTMENT INCOME
Dividends (net of $5,605 foreign withholding tax)	$29,006

EXPENSES
Investment management fees	8,483
Professional fees	5,356
Administrative fees	1,591
Transfer agent fees	1,446
Printing and mailing expenses	675
Custodian fees	637
Offering costs	481
Trustees’ fees	81
Distribution fees – Class R	26
Distribution fees – Class A	13
Miscellaneous	575

Gross expenses	19,364
Less: Waiver from investment adviser	(7,127)

Net expenses	12,237

NET INVESTMENT INCOME (LOSS)	16,769

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Foreign currency transactions	(6,836)
Change in unrealized appreciation (depreciation) on:
Investments	43,949
Foreign currency translations	269

Net change in unrealized appreciation (depreciation)	44,218

NET REALIZED AND UNREALIZED GAIN (LOSS)	37,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,151

*	The Fund commenced operations on April 12, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

STATEMENT OF CHANGES IN NET ASSETS

April 12, 2016* to April 30, 2016 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,769
Net realized gain (loss) on investments and foreign currency transactions	(6,836)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	44,218

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,151

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 10,000 shares ]	100,000

Total Class A transactions	100,000

Class I
Capital shares sold [ 1,980,389 shares ]	19,804,000

Total Class I transactions	19,804,000

Class R
Capital shares sold [ 10,000 shares ]	100,000

Total Class R transactions	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,004,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,058,151
NET ASSETS:
Beginning of period	—

End of period (a)	$20,058,151

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$16,769

* The Fund commenced operations on April 12, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

FINANCIAL HIGHLIGHTS

Class A	April 12, 2016* to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.02

Total from investment operations	0.03

Net asset value, end of period	$10.03

Total return (b)	0.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$100
Ratio of expenses to average net assets:
After waivers (a)	1.40%
Before waivers (a)	1.68%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.34%
Before waivers (a)	1.05%
Portfolio turnover rate (z)^	0%

Class I	April 12, 2016* to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.02

Total from investment operations	0.03

Net asset value, end of period	$10.03

Total return (b)	0.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,858
Ratio of expenses to average net assets:
After waivers (a)	1.15%
Before waivers (a)	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.58%
Before waivers (a)	1.30%
Portfolio turnover rate (z)^	0%

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	April 12, 2016* to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.01

Total from investment operations	0.02

Net asset value, end of period	$10.02

Total return (b)	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$100
Ratio of expenses to average net assets:
After waivers (a)	1.65%
Before waivers (a)	1.94%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.08%
Before waivers (a)	0.80%
Portfolio turnover rate (z)^	0%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 HIGH YIELD BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Total Returns as of 4/30/16
			6 Months		1 Year		Since Incept.
Fund – Class A Shares*	without Sales Charge		0.08%		(3.60)%		(1.75)%
	with Sales Charge (a	)	(4.41)		(7.92)		(4.78)
Fund – Class C Shares*†	without Sales Charge		0.21		(3.36)		(1.50)
	with Sales Charge		(0.75	) (b)	(4.25	) (b)	(1.50)
Fund – Class I Shares*			0.21		(3.36)		(1.50)
Fund – Class R Shares*			(0.04)		(3.84)		(1.99)
BofA Merrill Lynch U.S. High Yield Master II Index			2.25		(1.34)		0.19

*    Date of inception 11/12/14.

†    Class C Shares currently are not offered for sale.

(a)  A 4.50% front-end sales charge was deducted.

(b)  A 1.00% sales charge was deducted.

      Returns for periods less than one year are not annualized.

      Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AXA Investment Managers, Inc.

Overview — AXA Investment Managers, Inc.

The U.S. high yield market sold off during the period October 31, 2015 through February 11, 2016 due to a number of macro factors including lower commodity prices and concerns related to global growth. The U.S. high yield market rallied sharply in the February 11, 2016 through April 30, 2016 period due to a stabilization of commodity prices, reduced fears surrounding the trajectory of global economic growth and improved investor sentiment. During this time period, volatility was elevated in the U.S. high yield market. Within U.S. high yield, more highly rated double-B bonds outperformed both single-B rated and triple-C rated securities. The best performing sectors within the U.S. high yield index during the six month period ended April 30, 2016 were the basic industry and capital goods sectors while the worst performing sectors were the energy and transportation sectors.

Fund Highlights

What helped performance during the six-month period ended April 30, 2016:

•

The top contributors to return for the period were debt positions in ACE Cash Express, Inc. DynCorp International and Bombardier Inc. ACE Cash Express, Inc., a consumer focused, specialty finance company, reported strong earnings for its most recent reporting period. DynCorp International provides sophisticated aviation, logistics, training, intelligence and operational solutions. DynCorp bonds were a top contributor to return largely due to the announced extension of a major contract. Bombardier Inc. is a manufacturer of aerospace and rail transportation products. The announcement of multiple equity investments made into the company, which will bolster its liquidity position in the near to intermediate term, and the announcement of multiple large orders for the company’s C-Series planes all aided performance during the period.

•

During the period from October 31, 2015 through February 11, 2016, the Fund’s relative performance benefitted from its overweight to the outperforming technology and electronics sectors and also benefitted from its underweight positioning within the energy sector, which significantly underperformed.

•

During the rally which occurred between February 11, 2016 and April 30, 2016 the Fund’s overweight position within the highest yielding portion of the market, which outperformed, and its underweight to the better quality more interest rate sensitive portion of the market, which underperformed, both had positive impacts on relative performance.

What hurt performance during the six-month period ended April 30, 2016:

•

The bottom contributors to return for the period were debt positions in Intelsat, Jackson Holdings S.A., Neovia Logistics Intermediate Holdings Corp., and Speedy Cash Intermediate Holdings Corp. Intelsat is a global satellite services company which provided earnings guidance for 2016 which was below expectations and announced that they are assessing opportunities in the capital markets to improve their balance sheet. Neovia Logistics is an industrial contract logistics provider which announced that they will pay the next coupon on the 10% notes in-kind rather than in cash due to lackluster earnings results. Speedy Cash is a consumer focused, specialty finance company whose recent earnings declined in-line with the company’s plan as part of their operational and financial improvement initiatives.

•

During the sell off from October 31, 2015 through February 11, 2016 the Fund’s overweight to the highest yielding segment of the market detracted from relative performance since this segment underperformed. The Fund’s underweight positioning within the banking sector, which outperformed, detracted from performance. Also, during the same period, negative security selection within the telecommunications and retail sectors detracted from relative performance.

•

Relative underperformance during the rally which occurred between February 11, 2016 and April 30, 2016 was partially due to negative security selection, particularly within the highest yielding segment of the market, as a lack of ownership in the most speculative credits limited the return of the strategy relative to the benchmark.

1290 HIGH YIELD BOND FUND (Unaudited)

Sector Weightings as of April 30, 2016	% of Net Assets
Industrials	16.0%
Consumer Discretionary	14.6
Energy	10.4
Health Care	10.2
Telecommunication Services	9.8
Financials	9.4
Materials	9.2
Information Technology	8.9
Consumer Staples	5.2
Investment Company	3.4
Utilities	1.5
Cash and Other	1.4

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$1,000.81	$5.28
Hypothetical (5% average return before expenses)	1,000.00	1,019.59	5.33
Class C**
Actual	1,000.00	1,002.08	4.03
Hypothetical (5% average return before expenses)	1,000.00	1,020.83	4.07
Class I
Actual	1,000.00	1,002.08	4.11
Hypothetical (5% average return before expenses)	1,000.00	1,020.76	4.15
Class R
Actual	1,000.00	999.59	6.51
Hypothetical (5% average return before expenses)	1,000.00	1,018.35	6.58

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.06%, 0.81%, 0.83% and 1.31%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (95.2%)
Consumer Discretionary (14.6%)
Auto Components (0.8%)
Schaeffler Holding Finance B.V.
6.875%, 8/15/18 PIK§	$200,000	$204,625

Distributors (0.4%)
American Tire Distributors, Inc.
10.250%, 3/1/22§	107,000	95,765

Hotels, Restaurants & Leisure (3.8%)
Eldorado Resorts, Inc.
7.000%, 8/1/23	87,000	90,262
LTF Merger Sub, Inc.
8.500%, 6/15/23§	107,000	104,793
MGM Resorts International
11.375%, 3/1/18	235,000	270,250
NCL Corp., Ltd.
5.250%, 11/15/19§	90,000	91,350
Pinnacle Entertainment, Inc.
8.750%, 5/15/20	145,000	149,234
5.625%, 5/1/24 (b)§	38,000	37,810
Royal Caribbean Cruises Ltd.
5.250%, 11/15/22	90,000	96,192
7.500%, 10/15/27	80,000	92,200
Viking Cruises Ltd.
8.500%, 10/15/22§	116,000	109,040

		1,041,131

Household Durables (0.5%)
American Greetings Corp.
7.375%, 12/1/21	52,000	53,430
Century Intermediate Holding Co. 2
9.750%, 2/15/19 PIK§	90,000	91,125

		144,555

Media (8.3%)
Acosta, Inc.
7.750%, 10/1/22§	95,000	88,112
Altice Luxembourg S.A.
7.750%, 5/15/22§	200,000	199,400
Cablevision Systems Corp.
7.750%, 4/15/18	145,000	151,887
CCOH Safari LLC
5.750%, 2/15/26§	224,000	230,720
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.375%, 9/15/20§	162,000	165,451
5.125%, 12/15/21§	90,000	85,500
CSC Holdings LLC
7.875%, 2/15/18	80,000	86,400
DISH DBS Corp.
7.875%, 9/1/19	110,000	121,688
5.875%, 11/15/24	100,000	93,600
Gray Television, Inc.
7.500%, 10/1/20	85,000	88,613
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.750%, 4/1/21	137,000	146,878
7.875%, 5/15/24 (b)§	67,000	68,675
MHGE Parent LLC/MHGE Parent Finance, Inc.
8.500%, 8/1/19§	281,000	279,946

Nexstar Broadcasting, Inc.
6.875%, 11/15/20	$115,000	$119,887
6.125%, 2/15/22§	21,000	20,974
Numericable-SFR S.A.
4.875%, 5/15/19§	200,000	207,400
Sirius XM Radio, Inc.
5.375%, 4/15/25§	100,000	102,000

		2,257,131

Multiline Retail (0.2%)
99 Cents Only Stores LLC
11.000%, 12/15/19	140,000	60,725

Specialty Retail (0.5%)
L Brands, Inc.
6.875%, 11/1/35	110,000	121,000

Textiles, Apparel & Luxury Goods (0.1%)
Wolverine World Wide, Inc.
6.125%, 10/15/20	35,000	36,225

Total Consumer Discretionary		3,961,157

Consumer Staples (5.2%)
Beverages (1.4%)
Constellation Brands, Inc.
4.750%, 12/1/25	42,000	44,440
DS Services of America, Inc.
10.000%, 9/1/21§	113,000	127,690
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.500%, 8/15/19§	197,000	203,156

		375,286

Food & Staples Retailing (2.3%)
BI-LO LLC/BI-LO Finance Corp.
8.625%, 9/15/18 PIK§	187,000	138,848
Pomegranate Merger Sub, Inc.
9.750%, 5/1/23 (b)§	106,000	104,211
Rite Aid Corp.
9.250%, 3/15/20	100,000	105,125
6.750%, 6/15/21	50,000	52,565
6.125%, 4/1/23§	100,000	106,440
U.S. Foods, Inc.
8.500%, 6/30/19	115,000	117,737

		624,926

Food Products (1.2%)
JBS USA LLC/JBS USA Finance, Inc.
8.250%, 2/1/20§	140,000	145,950
5.750%, 6/15/25§	214,000	195,810

		341,760

Personal Products (0.3%)
Prestige Brands, Inc.
6.375%, 3/1/24§	71,000	74,550

Total Consumer Staples		1,416,522

Energy (10.4%)
Oil, Gas & Consumable Fuels (10.4%)
Antero Resources Corp.
5.625%, 6/1/23	100,000	97,000
Artsonig Pty Ltd.
11.500%, 4/1/19 PIK (b)§	142,921	14,292

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.125%, 11/15/22§	$171,000	$150,266
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.625%, 1/15/22	155,000	103,850
7.750%, 4/15/23	80,000	53,200
Carrizo Oil & Gas, Inc.
6.250%, 4/15/23	70,000	67,200
Concho Resources, Inc.
7.000%, 1/15/21	120,000	124,524
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.125%, 3/1/22	145,000	132,327
6.250%, 4/1/23§	124,000	112,220
CrownRock LP/CrownRock Finance, Inc.
7.750%, 2/15/23§	30,000	30,900
EP Energy LLC/Everest Acquisition Finance, Inc.
9.375%, 5/1/20	31,000	20,305
6.375%, 6/15/23	50,000	28,875
Genesis Energy LP/Genesis Energy Finance Corp.
5.750%, 2/15/21	180,000	169,650
6.750%, 8/1/22	40,000	38,304
6.000%, 5/15/23	45,000	41,625
5.625%, 6/15/24	125,000	113,437
Oasis Petroleum, Inc.
6.875%, 3/15/22	90,000	80,100
ONEOK, Inc.
7.500%, 9/1/23	138,000	139,725
PBF Holding Co. LLC/PBF Finance Corp.
7.000%, 11/15/23§	140,000	136,500
PBF Logistics LP/PBF Logistics Finance Corp.
6.875%, 5/15/23	174,000	168,345
Rice Energy, Inc.
7.250%, 5/1/23	65,000	65,487
Rose Rock Midstream LP/Rose Rock Finance Corp.
5.625%, 7/15/22	145,000	119,172
5.625%, 11/15/23	109,000	85,361
Sanchez Energy Corp.
7.750%, 6/15/21	90,000	74,025
6.125%, 1/15/23	20,000	15,100
Southern Star Central Corp.
5.125%, 7/15/22§	100,000	96,066
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.500%, 7/1/21	95,000	86,153
5.500%, 8/15/22	160,000	129,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.750%, 3/15/24§	117,000	117,585
Western Refining Logistics LP/WNRL Finance Corp.
7.500%, 2/15/23	171,000	159,885
Whiting Petroleum Corp.
5.750%, 3/15/21	75,000	62,348

Total Energy		2,832,827

Financials (9.4%)
Banks (0.2%)
Creditcorp.
12.000%, 7/15/18§	113,000	58,760

Consumer Finance (2.5%)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.500%, 5/15/21	170,000	175,525

4.625%, 7/1/22	$150,000	$155,250
Ally Financial, Inc.
3.500%, 7/18/16	69,000	68,224
4.625%, 5/19/22	92,000	94,576
Speedy Cash Intermediate Holdings Corp.
10.750%, 5/15/18§	26,000	17,647
TMX Finance LLC/TitleMax Finance Corp.
8.500%, 9/15/18§	208,000	162,370

		673,592

Diversified Financial Services (3.9%)
ACE Cash Express, Inc.
11.000%, 2/1/19§	375,000	181,406
Alphabet Holding Co., Inc.
7.750%, 11/1/17 PIK	175,000	176,260
DFC Finance Corp.
10.500%, 6/15/20§	274,000	172,291
Opal Acquisition, Inc.
8.875%, 12/15/21§	155,000	126,325
Prospect Holding Co. LLC/Prospect Holding Finance Co.
10.250%, 10/1/18§	155,000	53,862
Speedy Group Holdings Corp.
12.000%, 11/15/17§	230,000	92,000
Stearns Holdings LLC
9.375%, 8/15/20§	271,000	258,128

		1,060,272

Insurance (1.4%)
Hub Holdings LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19 PIK§	183,000	171,448
HUB International Ltd.
7.875%, 10/1/21§	225,000	220,078

		391,526

Real Estate Investment Trusts (REITs) (0.4%)
Equinix, Inc.
5.875%, 1/15/26	110,000	116,116

Real Estate Management & Development (1.0%)
Greystar Real Estate Partners LLC
8.250%, 12/1/22§	110,000	114,744
Howard Hughes Corp.
6.875%, 10/1/21§	80,000	80,800
Realogy Group LLC/Realogy Co-Issuer Corp.
5.250%, 12/1/21§	69,000	72,019

		267,563

Total Financials		2,567,829

Health Care (10.2%)
Health Care Equipment & Supplies (1.2%)
Alere, Inc.
7.250%, 7/1/18	183,000	188,032
Greatbatch Ltd.
9.125%, 11/1/23§	95,000	94,525
Immucor, Inc.
11.125%, 8/15/19	57,000	50,160

		332,717

Health Care Providers & Services (4.0%)
Centene Corp.
6.125%, 2/15/24§	60,000	63,037

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

CHS/Community Health Systems, Inc.
8.000%, 11/15/19	$80,000	$80,504
HCA, Inc.
3.750%, 3/15/19	18,000	18,421
7.690%, 6/15/25	41,000	43,742
5.875%, 2/15/26	154,000	159,482
5.250%, 6/15/26	135,000	139,901
IASIS Healthcare LLC/IASIS Capital Corp.
8.375%, 5/15/19	80,000	75,600
LifePoint Health, Inc.
6.625%, 10/1/20	95,000	98,562
RegionalCare Hospital Partners Holdings, Inc.
8.250%, 5/1/23 (b)§	109,000	112,543
Team Health, Inc.
7.250%, 12/15/23§	100,000	106,250
Tenet Healthcare Corp.
8.000%, 8/1/20	81,000	83,633
8.125%, 4/1/22	65,000	67,275
WellCare Health Plans, Inc.
5.750%, 11/15/20	25,000	26,000

		1,074,950

Pharmaceuticals (5.0%)
Capsugel S.A.
7.000%, 5/15/19 PIK§	243,000	243,759
Concordia Healthcare Corp.
9.500%, 10/21/22§	25,000	25,360
7.000%, 4/15/23§	150,000	138,750
DPx Holdings B.V.
7.500%, 2/1/22§	161,000	163,013
Endo Finance LLC/Endo Finco, Inc.
7.750%, 1/15/22§	58,000	59,595
JLL/Delta Dutch Pledgeco B.V.
8.750%, 5/1/20 PIK§	251,000	248,490
Valeant Pharmaceuticals International, Inc.
6.750%, 8/15/18§	115,000	110,975
7.000%, 10/1/20§	90,000	82,800
7.500%, 7/15/21§	140,000	128,100
6.125%, 4/15/25§	205,000	170,150

		1,370,992

Total Health Care		2,778,659

Industrials (16.0%)
Aerospace & Defense (2.4%)
Bombardier, Inc.
6.125%, 1/15/23§	80,000	69,600
7.500%, 3/15/25§	177,000	157,866
DynCorp International, Inc.
10.375%, 7/1/17	315,000	257,906
TransDigm, Inc.
7.500%, 7/15/21	160,000	167,040

		652,412

Air Freight & Logistics (0.6%)
DH Services Luxembourg Sarl
7.750%, 12/15/20§	153,000	150,514

Building Products (1.4%)
Nortek, Inc.
8.500%, 4/15/21	175,000	181,344
Standard Industries, Inc.
5.500%, 2/15/23§	100,000	104,630

6.000%, 10/15/25§	$90,000	$96,975

		382,949

Commercial Services & Supplies (2.4%)
Covanta Holding Corp.
5.875%, 3/1/24	115,000	113,850
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.375%, 8/1/23§	179,000	185,533
Multi-Color Corp.
6.125%, 12/1/22§	75,000	76,406
Mustang Merger Corp.
8.500%, 8/15/21§	150,000	156,094
Prime Security Services Borrower LLC/Prime Finance, Inc.
9.250%, 5/15/23 (b)§	112,000	116,200

		648,083

Construction & Engineering (0.9%)
Michael Baker Holdings LLC/Michael Baker Finance Corp.
8.875%, 4/15/19 PIK§	98,870	72,917
Michael Baker International LLC/CDL Acquisition Co., Inc.
8.250%, 10/15/18§	180,000	172,800

		245,717

Electrical Equipment (1.2%)
Global Brass & Copper, Inc.
9.500%, 6/1/19	215,000	225,481
International Wire Group Holdings, Inc.
8.500%, 10/15/17§	100,000	99,000

		324,481

Machinery (2.4%)
Case New Holland Industrial, Inc.
7.875%, 12/1/17	147,000	156,467
Manitowoc Foodservice, Inc.
9.500%, 2/15/24§	34,000	37,570
Park-Ohio Industries, Inc.
8.125%, 4/1/21	165,000	168,506
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.875%, 8/1/20§	185,000	151,700
Waterjet Holdings, Inc.
7.625%, 2/1/20§	145,000	144,275

		658,518

Road & Rail (1.5%)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp.
10.000%, 2/15/18 PIK (b)§	138,000	72,450
OPE KAG Finance Sub, Inc.
7.875%, 7/31/23§	202,000	204,904
Watco Cos. LLC/Watco Finance Corp.
6.375%, 4/1/23§	120,000	118,800

		396,154

Trading Companies & Distributors (3.2%)
Aircastle Ltd.
5.000%, 4/1/23	72,000	73,354
HD Supply, Inc.
7.500%, 7/15/20	200,000	211,560
International Lease Finance Corp.
5.875%, 4/1/19	110,000	117,975
6.250%, 5/15/19	143,000	154,797
8.625%, 1/15/22	100,000	120,620

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

Intrepid Aviation Group Holdings LLC/Intrepid Finance Co.
6.875%, 2/15/19§	$195,000	$176,963
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.
8.625%, 6/1/21§	40,000	28,425

		883,694

Total Industrials		4,342,522

Information Technology (8.9%)
Communications Equipment (1.6%)
Aegis Merger Sub, Inc.
10.250%, 2/15/23§	126,000	120,803
CommScope Holding Co., Inc.
6.625%, 6/1/20 PIK§	85,000	88,187
CommScope Technologies Finance LLC
6.000%, 6/15/25§	165,000	168,300
ViaSat, Inc.
6.875%, 6/15/20	56,000	57,645

		434,935

Electronic Equipment, Instruments & Components (0.6%)
CPI International, Inc.
8.750%, 2/15/18	165,000	161,391

Internet Software & Services (1.1%)
j2 Cloud Services, Inc.
8.000%, 8/1/20	105,000	109,134
Rackspace Hosting, Inc.
6.500%, 1/15/24§	190,000	187,397

		296,531

IT Services (0.7%)
Alliance Data Systems Corp.
5.375%, 8/1/22§	196,000	187,915

Semiconductors & Semiconductor Equipment (1.1%)
Advanced Micro Devices, Inc.
6.750%, 3/1/19	190,000	159,125
Freescale Semiconductor, Inc.
5.000%, 5/15/21§	76,000	78,280
6.000%, 1/15/22§	64,000	67,840

		305,245

Software (3.8%)
BCP Singapore VI Cayman Financing Co., Ltd.
8.000%, 4/15/21§	155,000	124,000
BMC Software Finance, Inc.
8.125%, 7/15/21§	125,000	92,037
BMC Software, Inc.
7.250%, 6/1/18	35,000	30,888
Boxer Parent Co., Inc.
9.000%, 10/15/19 PIK§	345,000	253,359
Ensemble S Merger Sub, Inc.
9.000%, 9/30/23§	261,000	259,043
Infor Software Parent LLC/Infor Software Parent, Inc.
7.125%, 5/1/21 PIK§	138,000	116,265
Informatica LLC
7.125%, 7/15/23§	158,000	153,655

		1,029,247

Total Information Technology		2,415,264

Materials (9.2%)
Chemicals (5.1%)
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B
7.375%, 5/1/21§	$150,000	$158,062
Eco Services Operations LLC/Eco Finance Corp.
8.500%, 11/1/22§	117,000	112,320
Huntsman International LLC
4.875%, 11/15/20	150,000	151,125
INEOS Group Holdings S.A.
6.125%, 8/15/18§	200,000	203,250
Nexeo Solutions LLC/Nexeo Solutions Finance Corp.
8.375%, 3/1/18	181,000	180,783
Nufarm Australia Ltd.
6.375%, 10/15/19§	185,000	187,312
Rayonier AM Products, Inc.
5.500%, 6/1/24§	277,000	233,546
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp.
6.500%, 4/15/21§	145,000	145,997

		1,372,395

Construction Materials (0.5%)
Summit Materials LLC/Summit Materials Finance Corp.
6.125%, 7/15/23	137,000	138,027

Containers & Packaging (2.4%)
Berry Plastics Corp.
5.125%, 7/15/23	61,000	61,751
Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is
5.625%, 12/15/16§	153,000	153,191
BWAY Holding Co.
9.125%, 8/15/21§	295,000	282,831
Coveris Holding Corp.
10.000%, 6/1/18§	150,000	148,406

		646,179

Metals & Mining (1.2%)
ArcelorMittal
8.000%, 10/15/39	185,000	176,791
Kaiser Aluminum Corp.
5.875%, 5/15/24 (b)§	24,000	24,570
Novelis, Inc.
8.375%, 12/15/17	70,000	71,400
Prince Mineral Holding Corp.
11.500%, 12/15/19§	72,000	62,820

		335,581

Total Materials		2,492,182

Telecommunication Services (9.8%)
Diversified Telecommunication Services (4.4%)
CCO Holdings LLC/CCO Holdings Capital Corp.
7.375%, 6/1/20	27,000	28,046
6.500%, 4/30/21	25,000	25,870
5.875%, 5/1/27§	198,000	202,950
Columbus International, Inc.
7.375%, 3/30/21§	200,000	212,440
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20	220,000	160,600
Intelsat Luxembourg S.A.
8.125%, 6/1/23	304,000	99,560

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)

Sprint Capital Corp.
8.750%, 3/15/32	$341,000	$271,948
Windstream Services LLC
7.750%, 10/15/20	92,000	83,214
6.375%, 8/1/23	140,000	106,050

		1,190,678

Wireless Telecommunication Services (5.4%)
Altice Financing S.A.
7.500%, 5/15/26 (b)§	200,000	199,760
Digicel Group Ltd.
8.250%, 9/30/20§	215,000	196,187
Digicel Ltd.
6.750%, 3/1/23§	200,000	179,875
Sprint Communications, Inc.
9.125%, 3/1/17	25,000	25,783
Sprint Corp.
7.875%, 9/15/23	410,000	318,775
7.125%, 6/15/24	190,000	142,500
Syniverse Holdings, Inc.
9.125%, 1/15/19	65,000	32,256
T-Mobile USA, Inc.
6.542%, 4/28/20	106,000	108,915
6.625%, 11/15/20	100,000	102,810
6.375%, 3/1/25	145,000	152,613

		1,459,474

Total Telecommunication Services		2,650,152

Utilities (1.5%)
Independent Power and Renewable Electricity Producers (1.5%)
AES Corp.
3.635%, 6/1/19(l)	110,000	107,668
Talen Energy Supply LLC
6.500%, 5/1/18	71,000	72,598
4.625%, 7/15/19 (b)§	88,000	80,520
4.600%, 12/15/21	200,000	156,000

Total Utilities		416,786

Total Corporate Bonds		25,873,900

Total Long-Term Debt Securities (95.2%) (Cost $27,947,859)		25,873,900

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (3.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	910,724	910,724

Total Short-Term Investment (3.4%) (Cost $910,724)		910,724

Total Investments (98.6%) (Cost $28,858,583)		26,784,624
Other Assets Less Liabilities (1.4%)		372,080

Net Assets (100%)		$27,156,704

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At April 30, 2016, the market value of these securities amounted to $14,541,135 or 53.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At April 30, 2016, the market value of these securities amounted to $831,031 or 3.1% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of April 30, 2016.

Glossary:

PIK	— Payment-in Kind Security

Country Diversification As a Percentage of Total Net Assets
Australia	0.7%
Barbados	0.8
Bermuda	2.4
Canada	3.2
Cayman Islands	0.4
France	0.8
Ireland	1.2
Liberia	0.7
Luxembourg	5.8
Netherlands	2.3
United States	80.3
Cash and Other	1.4

100.0%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$3,961,157	$—	$3,961,157
Consumer Staples	—	1,416,522	—	1,416,522
Energy	—	2,832,827	—	2,832,827
Financials	—	2,567,829	—	2,567,829
Health Care	—	2,778,659	—	2,778,659
Industrials	—	4,342,522	—	4,342,522
Information Technology	—	2,415,264	—	2,415,264
Materials	—	2,492,182	—	2,492,182
Telecommunication Services	—	2,650,152	—	2,650,152
Utilities	—	416,786	—	416,786
Short-Term Investments	910,724	—	—	910,724

Total Assets	$910,724	$25,873,900	$—	$26,784,624

Total Liabilities	$—	$—	$—	$—

Total	$910,724	$25,873,900	$—	$26,784,624

There were no transfers between Levels 1, 2 or 3 during the six months ended April 30, 2016.

The Fund held no derivatives contracts during the six months ended April 30, 2016.

Investment security transactions for the six months ended April 30, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,964,721
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,645,971

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$260,203
Aggregate gross unrealized depreciation	(2,339,255)

Net unrealized depreciation	$(2,079,052)

Federal income tax cost of investments	$28,863,676

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value (Cost $28,858,583)	$26,784,624
Cash	514,413
Dividends, interest and other receivables	523,641
Due from Custodian	134,400
Receivable for securities sold	99,590
Receivable for Fund shares sold	62,000
Other assets	702

Total assets	28,119,370

LIABILITIES
Payable for securities purchased	757,637
Dividends and distributions payable	147,648
Administrative fees payable	2,402
Transfer agent fees payable	852
Payable for Fund shares redeemed	718
Distribution fees payable – Class R	77
Distribution fees payable – Class A	65
Accrued expenses	53,267

Total liabilities	962,666

NET ASSETS	$27,156,704

Net assets were comprised of:
Paid in capital	$30,826,211
Accumulated undistributed net investment income (loss)	(160,767)
Accumulated undistributed net realized gain (loss) on investments	(1,434,781)
Net unrealized appreciation (depreciation) on investments	(2,073,959)

Net assets	$27,156,704

Class A
Net asset value and redemption price per share, $321,875 / 36,744 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.76
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share	$9.17

Class C**
Net asset value per share, $124,318 / 14,192 shares outstanding (unlimited amount authorized: $0.001 par value) (a)	$8.76

Class I
Net asset value and redemption price per share, $26,521,443 / 3,027,164 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.76

Class R
Net asset value and redemption price per share, $189,068 / 21,583 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.76

**	Class C shares currently are not offered for sale.
(a)	Redemption price for Class C shares varies based on length of time the shares are held.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Interest	$1,061,864
Dividends	629

Total income	1,062,493

EXPENSES
Investment advisory fees	78,522
Professional fees	45,649
Administrative fees	19,631
Registration and filing fees	16,723
Distribution fees – Class R	16,324
Transfer agent fees	14,762
Distribution fees – Class C	10,946
Distribution fees – Class A	8,243
Printing and mailing expenses	7,880
Offering costs	4,517
Custodian fees	4,202
Trustees’ fees	1,585
Miscellaneous	9,126

Gross expenses	238,110
Less: Waiver from investment adviser	(95,854)
Waiver from distributor	(10,946)

Net expenses	131,310

NET INVESTMENT INCOME (LOSS)	931,183

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(937,345)
Net change in unrealized appreciation (depreciation) on investments	9,520

NET REALIZED AND UNREALIZED GAIN (LOSS)	(927,825)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,358

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$931,183	$1,814,670
Net realized gain (loss) on investments	(937,345)	(497,436)
Net change in unrealized appreciation (depreciation) on investments	9,520	(2,083,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,358	(766,245)

DIVIDENDS :
Dividends from net investment income
Class A	(306,733)	(543,877)
Class C	(104,571)	(188,219)
Class I	(462,630)	(566,312)
Class R	(296,051)	(521,731)

TOTAL DIVIDENDS :	(1,169,985)	(1,820,139)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 11,357 and 903,006 shares, respectively ]	95,821	9,028,852
Capital shares issued in reinvestment of dividends[ 390 and 12,168 shares, respectively ]	3,369	117,753
Capital shares repurchased [ (890,138) and (3,039) shares, respectively ]	(7,600,205)	(28,864)

Total Class A transactions	(7,501,015)	9,117,741

Class C**
Capital shares sold [ 0 and 300,000 shares, respectively ]	—	3,000,000
Capital shares issued in reinvestment of dividends[ 0 and 4,194 shares, respectively ]	—	40,595
Capital shares repurchased [ (290,000) and (1,002) shares, respectively ]	(2,475,997)	(9,518)

Total Class C transactions	(2,475,997)	3,031,077

Class I
Capital shares sold [ 2,109,153 and 905,016 shares, respectively ]	18,011,632	9,048,244
Capital shares issued in reinvestment of dividends[ 980 and 12,757 shares, respectively ]	8,470	123,438
Capital shares repurchased [ (722) and (3,020) shares, respectively ]	(9,987)	(28,690)

Total Class I transactions	18,010,115	9,142,992

Class R
Capital shares sold [ 0 and 899,999 shares, respectively ]	—	9,000,000
Capital shares issued in reinvestment of dividends[ 0 and 11,589 shares, respectively ]	—	112,157
Capital shares repurchased [ (890,000) and (3,005) shares, respectively ]	(7,598,807)	(28,548)

Total Class R transactions	(7,598,807)	9,083,609

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	434,296	30,375,419

TOTAL INCREASE (DECREASE) IN NET ASSETS	(732,331)	27,789,035
NET ASSETS:
Beginning of period	27,889,035	100,000

End of period (a)	$27,156,704	$27,889,035

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(160,767)	$78,035

* The Fund commenced operations on November 12, 2014.
** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.59
Net realized and unrealized gain (loss) on investments	(0.31)	(0.84)

Total from investment operations	(0.01)	(0.25)

Less distributions:
Dividends from net investment income	(0.38)	(0.60)

Net asset value, end of period	$8.76	$9.15

Total return (b)	0.08%	(2.62)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$322	$8,372
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.06%	1.05%
Before waivers and reimbursements (a)	1.81%	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	7.10%	6.39	%(l)
Before waivers and reimbursements (a)	6.35%	4.99	%(l)
Portfolio turnover rate (z)^	38%	57%

Class C**	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.62
Net realized and unrealized gain (loss) on investments	(0.31)	(0.85)

Total from investment operations	— #	(0.23)

Less distributions:
Dividends from net investment income	(0.39)	(0.62)

Net asset value, end of period	$8.76	$9.15

Total return (b)	0.21%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$124	$2,783
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.81%	0.80%
Before waivers and reimbursements (a)	2.56%	3.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	7.35%	6.64	%(l)
Before waivers and reimbursements (a)	5.60%	4.24	%(l)
Portfolio turnover rate (z)^	38%	57%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.62
Net realized and unrealized gain (loss) on investments	(0.31)	(0.85)

Total from investment operations	— #	(0.23)

Less distributions:
Dividends from net investment income	(0.39)	(0.62)

Net asset value, end of period	$8.76	$9.15

Total return (b)	0.21%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,521	$8,395
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.83%	0.80%
Before waivers and reimbursements (a)	1.53%	2.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	7.25%	6.64	%(l)
Before waivers and reimbursements (a)	6.54%	5.24	%(l)
Portfolio turnover rate (z)^	38%	57%

Class R	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	0.57
Net realized and unrealized gain (loss) on investments	(0.31)	(0.85)

Total from investment operations	(0.02)	(0.28)

Less distributions:
Dividends from net investment income	(0.37)	(0.57)

Net asset value, end of period	$8.76	$9.15

Total return (b)	(0.04)%	(2.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$189	$8,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.31%	1.30%
Before waivers and reimbursements (a)	2.06%	2.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	6.86%	6.14	%(l)
Before waivers and reimbursements (a)	6.10%	4.74	%(l)
Portfolio turnover rate (z)^	38%	57%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
^	Portfolio turnover rate excludes derivatives, if any.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Total Returns as of 4/30/16
			6 Months	Since Incept.
Fund – Class A Shares*	without Sales Charge		2.28%	(0.78)%
	with Sales Charge (a	)	(3.30)	(6.22)
Fund – Class I Shares*			2.41	(0.56)
Fund – Class R Shares*			2.16	(1.01)
BofA Merrill Lynch 3-Month U.S.Treasury Bill Index			0.14	0.15
* Date of inception 7/6/15 (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

What helped performance during the six-month period ended April 30, 2016:

•	A long investor position in gold was the largest contributor to performance as risk appetite decreased amid market volatility.

•	Real Estate Investment Trusts (REITs) rallied, outpacing the broader U.S. stock market.

•	The Fund’s holding in Treasury Inflation-Protected Securities (TIPS) contributed to returns as inflation expectations continued to rise after dovish comments from Federal Reserve Chair Janet Yellen.

What hurt performance during the six-month period ended April 30, 2016:

•	Commodities lagged other alternative assets in the first quarter, detracting from relative performance for the period, though still generating a positive return.

•	Exposure to convertibles detracted as the first quarter was characterized by wide swings in market sentiment.

•	Managed Futures Strategy performance was hurt by the sharp recovery in commodity prices during the second half of the first quarter of 2016.

Table by Asset Class (as a percentage of Total Investment Companies)
As of April 30, 2016
Alternatives	91.0%
Fixed Income	9.0

Top 10 Holdings (as a percentage of Total Investment Companies)
As of April 30, 2016
SPDR® Barclays Convertible Securities ETF	9.2%
WisdomTree Managed Futures Strategy Fund	9.1
IQ Merger Arbitrage ETF	9.1
ProShares Hedge Replication ETF	9.0
iShares® TIPS Bond ETF	9.0
PowerShares DB G10 Currency Harvest Fund	8.9
ProShares RAFI Long/Short	8.5
PowerShares Multi-Strategy Alternative Portfolio	8.5
PowerShares DB Gold Fund	7.3
PowerShares DB Commodity Index Tracking Fund	5.0

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$1,022.84	$4.87
Hypothetical (5% average return before expenses)	1,000.00	1,020.05	4.86
Class I
Actual	1,000.00	1,024.08	3.64
Hypothetical (5% average return before expenses)	1,000.00	1,021.27	3.64
Class R
Actual	1,000.00	1,021.59	6.05
Hypothetical (5% average return before expenses)	1,000.00	1,018.88	6.04

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 0.97%, 0.72% and 1.20%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
IQ Merger Arbitrage ETF	33,870	$965,634
iShares® Commodities Select Strategy ETF	11,610	374,771
iShares® MSCI Global Agriculture Producers ETF	6,780	158,618
iShares® TIPS Bond ETF	8,370	961,546
PowerShares Multi-Strategy Alternative Portfolio*‡	40,170	904,628
ProShares Hedge Replication ETF	22,910	961,927
ProShares RAFI Long/Short	23,100	909,447
SPDR® Barclays Convertible Securities ETF	22,430	974,359
Vanguard Global ex-U.S. Real Estate ETF	9,090	496,587
Vanguard REIT ETF	5,880	481,160
WisdomTree Managed Futures Strategy Fund*	22,610	971,099

Total Investment Companies (74.7%) (Cost $8,274,388)		8,159,776

OTHER EXCHANGE TRADED FUNDS (ETFs):
PowerShares DB Base Metals Fund*	13,050	$172,782
PowerShares DB Commodity Index Tracking Fund*	36,200	527,796
PowerShares DB G10 Currency Harvest Fund*	40,320	949,133
PowerShares DB Gold Fund*	18,280	773,244
PowerShares DB Silver Fund*	2,250	63,810

Total Other Exchange Traded Funds (ETFs) (22.8%) (Cost $2,464,077)		2,486,765

Total Investments (97.5%) (Cost $10,738,465)		10,646,541
Other Assets Less Liabilities (2.5%)		270,027

Net Assets (100%)		$10,916,568

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the six months ended April 30, 2016, were as follows:

Securities	Value October 31, 2015	Purchases at Cost	Sales at Cost	Value April 30, 2016	Dividend Income	Realized Gain (Loss)†
PowerShares Multi-Strategy Alternative Portfolio	$882,982	$24,751	$—	$904,628	$—	$—

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$8,159,776	$—	$—	$8,159,776
Other Exchange Traded Funds (ETFs)	2,486,765	—	—	2,486,765

Total Assets	$10,646,541	$—	$—	$10,646,541

Total Liabilities	$—	$—	$—	$—

Total	$10,646,541	$—	$—	$10,646,541

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

There were no transfers between Levels 1, 2 or 3 during the six months ended April 30, 2016.

The Fund held no derivatives contracts during the six months ended April 30, 2016.

Investment security transactions for the six months ended April 30, 2016 were as follows:

Cost of Purchases:
Investment Companies	$878,929
Net Proceeds of Sales and Redemptions:
Investment Companies	$155,682

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$167,495
Aggregate gross unrealized depreciation	(259,419)

Net unrealized depreciation	$(91,924)

Federal income tax cost of investments	$10,738,465

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value:
Affiliated Issuers (Cost $930,073)	$904,628
Unaffiliated Issuers (Cost $9,808,392)	9,741,913
Cash	122,168
Receivable for Fund shares sold	133,500
Receivable from investment adviser	7,613
Deferred offering cost	5,090
Other assets	28,161

Total assets	10,943,073

LIABILITIES
Trustees’ fees payable	75
Distribution fees payable – Class R	40
Distribution fees payable – Class A	29
Transfer agent fees payable	28
Accrued expenses	26,333

Total liabilities	26,505

NET ASSETS	$10,916,568

Net assets were comprised of:
Paid in capital	$11,030,302
Accumulated undistributed net investment income (loss)	(44,003)
Accumulated undistributed net realized gain (loss) on investments	22,193
Net unrealized appreciation (depreciation) on investments	(91,924)

Net assets	$10,916,568

Class A
Net asset value and redemption price per share, $152,368 / 15,463 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.85
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share	$10.42

Class I
Net asset value and redemption price per share, $10,665,757 / 1,081,683 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.86

Class R
Net asset value and redemption price per share, $98,443 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.84

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$76,208
Interest	99

Total income	76,307

EXPENSES
Professional fees	27,971
Investment management fees	25,322
Offering costs	13,827
Registration and filing fees	12,030
Transfer agent fees	11,267
Administrative fees	7,597
Printing and mailing expenses	3,003
Custodian fees	984
Trustees’ fees	603
Distribution fees – Class R	237
Distribution fees – Class A	146
Miscellaneous	2,866

Gross expenses	105,853
Less: Waiver from investment adviser	(32,919)
Reimbursement from investment manager	(35,954)

Net expenses	36,980

NET INVESTMENT INCOME (LOSS)	39,327

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(450)
Net distributions of realized gain received from underlying funds	22,643

Net realized gain (loss)	22,193

Net change in unrealized appreciation (depreciation) on investments (($3,105) of change in unrealized appreciation (depreciation) from affiliates)	199,331

NET REALIZED AND UNREALIZED GAIN (LOSS)	221,524

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$260,851

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$39,327	$(1,245)
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	22,193	—
Net change in unrealized appreciation (depreciation) on investments	199,331	(291,255)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	260,851	(292,500)

DIVIDENDS :
Dividends from net investment income
Class A	(818)	—
Class I	(83,945)	—
Class R	(569)	—

TOTAL DIVIDENDS :	(85,332)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 3,950 and 11,499 shares, respectively ]	38,226	114,431
Capital shares issued in reinvestment of dividends [ 14 and 0 shares, respectively ]	132	—

Total Class A transactions	38,358	114,431

Class I
Capital shares sold [ 93,238 and 987,889 shares, respectively ]	898,459	9,877,050
Capital shares issued in reinvestment of dividends [ 556 and 0 shares, respectively ]	5,251	—

Total Class I transactions	903,710	9,877,050

Class R
Capital shares sold [ 0 and 10,000 shares, respectively ]	—	100,000

Total Class R transactions	—	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	942,068	10,091,481

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,117,587	9,798,981
NET ASSETS:
Beginning of period	9,798,981	—

End of period (a)	$10,916,568	$9,798,981

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(44,003)	$2,002

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2016 (Unaudited)		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.02		(0.01)
Net realized and unrealized gain (loss) on investments	0.20		(0.29)

Total from investment operations	0.22		(0.30)

Less distributions:
Dividends from net investment income	(0.07)		—

Net asset value, end of period	$9.85		$9.70

Total return (b)	2.28%		(3.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$152		$112
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.97	%(j)	0.96	%(j)
Before waivers and reimbursements (a)(f)	2.34%		2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.50%		(0.25	)%(l)
Before waivers and reimbursements (a)(f)(x)	(0.87)%		(1.55	)%(l)
Portfolio turnover rate (z)^	2%		0%

Class I	Six Months Ended April 30, 2016 (Unaudited)		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.71		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.04		—	#
Net realized and unrealized gain (loss) on investments	0.19		(0.29)

Total from investment operations	0.23		(0.29)

Less distributions:
Dividends from net investment income	(0.08)		—

Net asset value, end of period	$9.86		$9.71

Total return (b)	2.41%		(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,666		$9,591
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.72	%(j)	0.72	%(j)
Before waivers and reimbursements (a)(f)	2.08%		1.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.78%		(0.03	)%(l)
Before waivers and reimbursements (a)(f)(x)	(0.58)%		(1.29	)%(l)
Portfolio turnover rate (z)^	2%		0%

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Six Months Ended April 30, 2016 (Unaudited)		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.69		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.01		(0.02)
Net realized and unrealized gain (loss) on investments	0.20		(0.29)

Total from investment operations	0.21		(0.31)

Less distributions:
Dividends from net investment income	(0.06)		—

Net asset value, end of period	$9.84		$9.69

Total return (b)	2.16%		(3.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98		$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.20	%(j)	1.21	%(j)
Before waivers and reimbursements (a)(f)	2.58%		2.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.30%		(0.53	)%(l)
Before waivers and reimbursements (a)(f)(x)	(1.08)%		(1.78	)%(l)
Portfolio turnover rate (z)^	2%		0%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.65% for Class A, 1.40% for Class I and 1.90% for Class R.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 SMARTBETA EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 4/30/16
			6 Months	1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		1.48%	1.18%	2.87%
	with Sales Charge (a	)	(4.14)	(4.40)	(1.02)
Fund – Class C Shares*†	without Sales Charge		1.54	1.34	3.07
	with Sales Charge		0.54 (b)	0.35 (b)	3.07
Fund – Class I Shares*			1.64	1.44	3.14
Fund – Class R Shares*			1.32	0.92	2.59
MSCI World (Net) Index			(1.05)	(4.17)	0.14

*    Date of inception 11/12/14.

†    Class C Shares currently are not offered for sale.

(a) A 5.50% front-end sales charge was deducted.

(b) A 1.00% front end sales charge was deducted.

      Returns for periods less than one year are not annualized.

      Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AXA Rosenberg Investment Management LLC

Overview — AXA Rosenberg Investment Management LLC

During the six month period ended April 30, 2016, low volatility equities outperformed high volatility equities, particularly at the beginning of 2016, as growing fears of a slowdown in the global economy led to increased bouts of market volatility and investors showed a preference for more defensive investment styles. Having underperformed in 2015, value styles stabilized in early 2016, particularly those focused on high dividend yield stocks.

We believe that the late-stage earnings expansion phase that dominated 2015 will continue into 2016. In decelerating growth environments like these, investors have historically rewarded stocks that continue to deliver earnings — those with ‘quality’ profiles — because of their earnings growth predictability and stability. In the near-term, therefore, there appears to be a case to be made for investing in these quality stocks; we believe this should prove beneficial for the Fund’s strategic focus on companies with higher earnings sustainability. We also believe that further bouts of market-wide volatility are likely as markets react and adjust to central bank policy changes and unstable commodity prices. The strategy’s long-term focus, lower volatility profile and high level of diversification are designed to attempt to limit the impact of these events on the risk/return outcome of the fund.

Fund Highlights

What helped performance during the six-month period ended April 30, 2016:

•

Companies with higher levels of earnings quality, as measured by our proprietary Earnings Sustainability filter, were rewarded over the period, which was beneficial for the Fund’s performance. At an individual stock level, the positions in McDonald’s Corp. and TransCanada Corp., which the strategy measured as having high earnings quality, were among the largest contributors to performance over the period.

•

Over the period low volatility equities outperformed high volatility names, particularly during the opening months of 2016 when markets fell sharply, and rising market volatility meant the defensive attributes of low volatility equity were rewarded. This trend meant the strategy’s avoidance of companies with higher volatility such as Apple, Inc. and Bank of America Corp. was rewarded.

What hurt performance during the six-month period ended April 30, 2016:

•

After several quarters in which the Fund’s low exposure to energy stocks benefited returns, this underweight positioning hurt performance toward the end of the period under review as the sector rallied amid a recovery in oil prices. Lower-than-benchmark positions in Chevron Corp. and Royal Dutch Shell plc were among the largest detractors from performance at a stock level.

•

At an individual stock level, not holding Amazon.com, Inc. or Facebook, Inc. weighed on performance as both stocks rallied. The strategy filtered out these names on the basis of their perceived high volatility and speculative valuations.

Sector Weightings as of April 30, 2016	% of Net Assets
Consumer Staples	18.4%
Financials	16.5
Industrials	14.7
Health Care	12.8
Consumer Discretionary	12.0
Information Technology	9.2
Utilities	6.5
Materials	3.5
Telecommunication Services	2.7
Energy	1.8
Investment Company	0.3
Cash and Other	1.6

100.0%

Holdings are subject to change without notice.

1290 SMARTBETA EQUITY FUND (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$1,014.77	$6.76
Hypothetical (5% average return before expenses)	1,000.00	1,018.15	6.77
Class C**
Actual	1,000.00	1,015.40	5.51
Hypothetical (5% average return before expenses)	1,000.00	1,019.39	5.52
Class I
Actual	1,000.00	1,016.39	5.51
Hypothetical (5% average return before expenses)	1,000.00	1,019.39	5.52
Class R
Actual	1,000.00	1,013.17	8.01
Hypothetical (5% average return before expenses)	1,000.00	1,016.91	8.02

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.35%, 1.10%, 1.10% and 1.60%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.0%)
Auto Components (0.6%)
Bridgestone Corp.	600	$22,609
Continental AG	70	15,373
Delphi Automotive plc	200	14,726
Valeo S.A.	90	14,268

		66,976

Automobiles (0.6%)
Fuji Heavy Industries Ltd.	400	13,486
General Motors Co.	900	28,620
Isuzu Motors Ltd.	1,000	10,933
Toyota Motor Corp.	300	15,471

		68,510

Distributors (0.3%)
Genuine Parts Co.	300	28,791

Hotels, Restaurants & Leisure (2.3%)
Compass Group plc	2,000	35,623
InterContinental Hotels Group plc	200	7,975
McDonald’s Corp.	700	88,543
Oriental Land Co., Ltd.	100	7,050
Sodexo S.A.	100	10,098
Starbucks Corp.	800	44,984
Tatts Group Ltd.	2,200	6,306
TUI AG	500	7,240
Whitbread plc	200	11,315
Yum! Brands, Inc.	400	31,824

		250,958

Household Durables (0.2%)
Barratt Developments plc	800	6,224
Persimmon plc	300	8,710
Taylor Wimpey plc	3,000	8,079
Techtronic Industries Co., Ltd.	500	1,879

		24,892

Leisure Products (0.2%)
Shimano, Inc.	100	14,726

Media (1.8%)
Comcast Corp., Class A	400	24,304
DISH Network Corp., Class A*	200	9,858
ITV plc	2,000	6,581
Omnicom Group, Inc.	200	16,594
Publicis Groupe S.A.	200	14,801
SES S.A. (FDR)	400	10,912
Singapore Press Holdings Ltd.	2,000	6,038
Sky plc	600	8,228
Thomson Reuters Corp.	700	28,810
Walt Disney Co.	400	41,304
Wolters Kluwer N.V.	400	15,222
WPP plc	400	9,328

		191,980

Multiline Retail (0.6%)
Dollar General Corp.	300	24,573
Dollar Tree, Inc.*	200	15,942
Next plc	240	17,832
Target Corp.	100	7,950

		66,297

Specialty Retail (4.2%)
Advance Auto Parts, Inc.	100	$15,610
AutoZone, Inc.*	100	76,523
Hennes & Mauritz AB, Class B*	1,000	35,552
Home Depot, Inc.	700	93,723
Industria de Diseno Textil S.A.	1,000	32,102
L Brands, Inc.	200	15,658
Lowe’s Cos., Inc.	500	38,010
Nitori Holdings Co., Ltd.	100	9,433
O’Reilly Automotive, Inc.*	100	26,268
Ross Stores, Inc.	400	22,712
TJX Cos., Inc.	900	68,238
Tractor Supply Co.	100	9,466
USS Co., Ltd.	500	8,048

		451,343

Textiles, Apparel & Luxury Goods (1.2%)
Burberry Group plc	400	6,949
Cie Financiere Richemont S.A. (Registered)	200	13,302
Coach, Inc.	200	8,054
Hanesbrands, Inc.	300	8,709
Luxottica Group S.p.A.	300	16,341
NIKE, Inc., Class B	700	41,258
Under Armour, Inc., Class A*	100	4,394
Under Armour, Inc., Class C*	100	4,080
VF Corp.	400	25,220

		128,307

Total Consumer Discretionary		1,292,780

Consumer Staples (18.4%)
Beverages (3.6%)
Anheuser-Busch InBev S.A./N.V.	200	24,756
Asahi Group Holdings Ltd.	600	19,417
Brown-Forman Corp., Class B	200	19,264
Coca-Cola Co.	2,100	94,080
Constellation Brands, Inc., Class A	100	15,606
Diageo plc	1,800	48,551
Dr. Pepper Snapple Group, Inc.	300	27,273
Heineken N.V.	200	18,744
Monster Beverage Corp.*	100	14,422
PepsiCo, Inc.	900	92,664
Pernod-Ricard S.A.	100	10,796

		385,573

Food & Staples Retailing (3.4%)
Alimentation Couche-Tard, Inc., Class B	300	13,151
Costco Wholesale Corp.	500	74,065
CVS Health Corp.	800	80,400
Koninklijke Ahold N.V.	1,200	26,107
Kroger Co.	800	28,312
Lawson, Inc.	100	7,882
Metro, Inc.	200	6,693
Seven & i Holdings Co., Ltd.	700	29,180
Sysco Corp.	900	41,463
Wal-Mart Stores, Inc.	400	26,748
Wesfarmers Ltd.	400	13,008
Woolworths Ltd.	800	13,449

		360,458

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
Food Products (3.4%)
Campbell Soup Co.	200	$12,342
ConAgra Foods, Inc.	200	8,912
General Mills, Inc.	900	55,206
Hershey Co.	200	18,622
Hormel Foods Corp.	500	19,275
J.M. Smucker Co.	200	25,396
Kellogg Co.	300	23,043
Kerry Group plc, Class A	300	26,749
McCormick & Co., Inc. (Non-Voting)	200	18,756
Mead Johnson Nutrition Co.	200	17,430
Mondelez International, Inc., Class A	1,600	68,736
Nestle S.A. (Registered)	1,000	74,534

		369,001

Household Products (3.4%)
Church & Dwight Co., Inc.	200	18,540
Clorox Co.	200	25,046
Colgate-Palmolive Co.	900	63,828
Henkel AG & Co. KGaA (Preference) (q)	300	34,241
Kimberly-Clark Corp.	500	62,595
Procter & Gamble Co.	1,300	104,156
Reckitt Benckiser Group plc	600	58,335

		366,741

Personal Products (1.9%)
Beiersdorf AG	100	8,972
Estee Lauder Cos., Inc., Class A	200	19,174
Kao Corp.	600	33,693
L’Oreal S.A.	270	48,987
Unilever N.V. (CVA)	1,200	52,716
Unilever plc	1,000	44,631

		208,173

Tobacco (2.7%)
Altria Group, Inc.	1,300	81,523
British American Tobacco plc	900	54,837
Imperial Brands plc	600	32,600
Japan Tobacco, Inc.	600	24,981
Philip Morris International, Inc.	800	78,496
Reynolds American, Inc.	300	14,880

		287,317

Total Consumer Staples		1,977,263

Energy (1.8%)
Oil, Gas & Consumable Fuels (1.8%)
Exxon Mobil Corp.	1,200	106,080
Total S.A.	900	45,272
TransCanada Corp.	1,100	45,676

Total Energy		197,028

Financials (16.5%)
Banks (7.4%)
Australia & New Zealand Banking Group Ltd.	700	12,918
Bank of Montreal	900	58,632
Bank of Nova Scotia	1,600	83,908
BB&T Corp.	400	14,152
Canadian Imperial Bank of Commerce	700	$56,538
Commonwealth Bank of Australia	400	22,473
Concordia Financial Group Ltd.*	2,000	9,632
DBS Group Holdings Ltd.	1,000	11,362
Hang Seng Bank Ltd.	800	14,542
Lloyds Banking Group plc	24,000	23,520
M&T Bank Corp.	200	23,664
Mizuho Financial Group, Inc.	7,300	11,174
National Bank of Canada	500	17,869
Nordea Bank AB	2,000	19,414
Oversea-Chinese Banking Corp., Ltd.	1,000	6,521
PNC Financial Services Group, Inc.	400	35,112
Resona Holdings, Inc.	1,500	5,392
Royal Bank of Canada	1,400	86,943
Shizuoka Bank Ltd.	1,000	7,559
Sumitomo Mitsui Financial Group, Inc.	400	12,417
Svenska Handelsbanken AB, Class A	1,200	15,974
Toronto-Dominion Bank	1,800	80,123
U.S. Bancorp	1,800	76,842
United Overseas Bank Ltd.	1,000	13,830
Wells Fargo & Co.	1,500	74,970

		795,481

Capital Markets (0.4%)
T. Rowe Price Group, Inc.	200	15,058
UBS Group AG (Registered)	1,800	31,148

		46,206

Consumer Finance (0.9%)
American Express Co.	700	45,801
Discover Financial Services	400	22,508
Provident Financial plc	200	8,516
Synchrony Financial*	800	24,456

		101,281

Diversified Financial Services (1.6%)
ASX Ltd.	200	6,650
Berkshire Hathaway, Inc., Class B*	700	101,836
Deutsche Boerse AG	200	16,418
Moody’s Corp.	200	19,144
S&P Global, Inc.	200	21,370
Singapore Exchange Ltd.	1,000	5,599

		171,017

Insurance (3.6%)
AIA Group Ltd.	2,400	14,449
Allianz SE (Registered)	160	27,161
Allstate Corp.	200	13,010
Aon plc	300	31,536
Arch Capital Group Ltd.*	200	14,098
Cincinnati Financial Corp.	200	13,202
Hannover Rueck SE	100	11,402
Insurance Australia Group Ltd.	1,400	6,142
Intact Financial Corp.	200	14,800
Marsh & McLennan Cos., Inc.	700	44,205
Medibank Pvt Ltd.	1,800	4,298

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	140	$25,962
Progressive Corp.	900	29,340
Prudential plc	900	17,720
Sampo Oyj, Class A	600	26,197
SCOR SE	400	13,619
Suncorp Group Ltd.	300	2,851
Swiss Reinsurance AG	400	35,484
T&D Holdings, Inc.	400	3,936
Tokio Marine Holdings, Inc.	300	10,030
Travelers Cos., Inc.	100	10,990
Zurich Insurance Group AG*	50	11,191

		381,623

Real Estate Investment Trusts (REITs) (2.0%)
British Land Co. plc (REIT)	700	7,354
CapitaLand Mall Trust (REIT)	3,000	4,618
Dexus Property Group (REIT)	1,200	7,683
Equity Residential (REIT)	200	13,614
GPT Group (REIT)	3,000	11,474
Public Storage (REIT)	200	48,962
Scentre Group (REIT)	5,300	18,900
Simon Property Group, Inc. (REIT)	300	60,351
Stockland (REIT)	1,300	4,319
Unibail-Rodamco SE (REIT)	100	26,794
Westfield Corp. (REIT)	1,000	7,679

		211,748

Real Estate Management & Development (0.6%)
Brookfield Asset Management, Inc., Class A	800	27,034
Daito Trust Construction Co., Ltd.	100	14,358
Daiwa House Industry Co., Ltd.	1,000	27,016

		68,408

Total Financials		1,775,764

Health Care (12.8%)
Biotechnology (1.8%)
Actelion Ltd. (Registered)*	100	16,157
Amgen, Inc.	300	47,490
Biogen, Inc.*	100	27,499
Celgene Corp.*	400	41,364
CSL Ltd.	200	15,995
Gilead Sciences, Inc.	500	44,105

		192,610

Health Care Equipment & Supplies (2.4%)
Becton Dickinson and Co.	200	32,252
C.R. Bard, Inc.	100	21,217
Coloplast A/S, Class B	200	14,998
Edwards Lifesciences Corp.*	200	21,242
Hoya Corp.	400	15,614
Medtronic plc	600	47,490
Smith & Nephew plc	1,000	16,891
St. Jude Medical, Inc.	300	22,860
Stryker Corp.	400	43,604
Sysmex Corp.	100	6,360
Zimmer Biomet Holdings, Inc.	100	11,577

		254,105

Health Care Providers & Services (2.0%)
AmerisourceBergen Corp.	100	$8,510
Cardinal Health, Inc.	400	31,384
Fresenius SE & Co. KGaA	400	29,093
HCA Holdings, Inc.*	300	24,186
Henry Schein, Inc.*	100	16,870
McKesson Corp.	200	33,564
Ramsay Health Care Ltd.	100	4,939
UnitedHealth Group, Inc.	500	65,840

		214,386

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.	100	14,425
Waters Corp.*	100	13,016

		27,441

Pharmaceuticals (6.4%)
AbbVie, Inc.	400	24,400
Astellas Pharma, Inc.	1,400	19,284
AstraZeneca plc	200	11,479
Bayer AG (Registered)	360	41,531
Eli Lilly & Co.	900	67,977
GlaxoSmithKline plc	2,400	51,164
Johnson & Johnson	1,000	112,080
Merck & Co., Inc.	1,500	82,260
Novartis AG (Registered)	600	45,783
Novo Nordisk A/S, Class B	800	44,667
Pfizer, Inc.	2,700	88,317
Roche Holding AG	200	50,558
Sanofi	200	16,514
Shire plc	300	18,678
Zoetis, Inc.	400	18,812

		693,504

Total Health Care		1,382,046

Industrials (14.7%)
Aerospace & Defense (4.2%)
Airbus Group SE	400	25,012
BAE Systems plc	2,000	13,948
Boeing Co.	400	53,920
General Dynamics Corp.	300	42,156
Honeywell International, Inc.	500	57,135
Lockheed Martin Corp.	300	69,714
Northrop Grumman Corp.	300	61,878
Raytheon Co.	300	37,905
Rockwell Collins, Inc.	200	17,638
Rolls-Royce Holdings plc*†	56,800	83
Rolls-Royce Holdings plc*	800	7,826
Safran S.A.	200	13,780
Singapore Technologies Engineering Ltd.	2,000	4,789
United Technologies Corp.	400	41,748

		447,532

Air Freight & Logistics (1.0%)
Deutsche Post AG (Registered)	1,200	35,231
United Parcel Service, Inc., Class B	700	73,549

		108,780

Airlines (0.0%)
Japan Airlines Co., Ltd.	100	3,665

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
Building Products (0.6%)
Assa Abloy AB, Class B	1,200	$25,164
Daikin Industries Ltd.	200	16,213
Geberit AG (Registered)	50	19,196

		60,573

Commercial Services & Supplies (1.0%)
Brambles Ltd.	1,300	12,336
Cintas Corp.	100	8,978
Republic Services, Inc.	400	18,828
Secom Co., Ltd.	300	23,350
Stericycle, Inc.*	100	9,556
Waste Management, Inc.	600	35,274

		108,322

Construction & Engineering (0.1%)
Vinci S.A.	200	14,941

Electrical Equipment (0.7%)
AMETEK, Inc.	200	9,618
Emerson Electric Co.	500	27,315
Legrand S.A.	300	17,086
Mitsubishi Electric Corp.	1,000	10,898
Rockwell Automation, Inc.	100	11,347

		76,264

Industrial Conglomerates (1.4%)
3M Co.	300	50,214
CK Hutchison Holdings Ltd.	684	8,201
Danaher Corp.	200	19,350
Keihan Holdings Co., Ltd.	2,000	14,619
Roper Technologies, Inc.	100	17,609
Siemens AG (Registered)	400	41,735

		151,728

Machinery (1.7%)
Atlas Copco AB, Class A	700	18,114
Cummins, Inc.	100	11,703
Deere & Co.	300	25,233
FANUC Corp.	100	15,081
Illinois Tool Works, Inc.	300	31,356
Kone Oyj, Class B	300	13,686
Kubota Corp.	1,000	15,021
Makita Corp.	100	6,359
Schindler Holding AG	100	18,211
SMC Corp.	100	24,938

		179,702

Marine (0.1%)
Kuehne + Nagel International AG (Registered)	100	14,406

Professional Services (0.8%)
Capita plc	500	7,313
Equifax, Inc.	200	24,050
Experian plc	400	7,312
Intertek Group plc	200	9,518
SGS S.A. (Registered)	7	15,404
Verisk Analytics, Inc.*	300	23,274

		86,871

Road & Rail (2.2%)
Canadian National Railway Co.	900	$55,419
Canadian Pacific Railway Ltd.	100	14,428
Central Japan Railway Co.	100	17,828
ComfortDelGro Corp., Ltd.	3,000	6,447
East Japan Railway Co.	300	27,028
Hankyu Hanshin Holdings, Inc.	1,000	6,396
MTR Corp., Ltd.	2,500	12,376
Nagoya Railroad Co., Ltd.	1,000	5,122
Tobu Railway Co., Ltd.	3,000	15,560
Union Pacific Corp.	600	52,338
West Japan Railway Co.	300	18,434

		231,376

Trading Companies & Distributors (0.9%)
Ashtead Group plc	600	7,956
Brenntag AG	200	11,727
Bunzl plc	600	17,876
Fastenal Co.	200	9,358
ITOCHU Corp.	1,500	19,338
Mitsui & Co., Ltd.	800	9,831
W.W. Grainger, Inc.	100	23,452

		99,538

Transportation Infrastructure (0.0%)
Transurban Group	300	2,641

Total Industrials		1,586,339

Information Technology (9.2%)
Communications Equipment (0.5%)
Cisco Systems, Inc.	1,600	43,984
Motorola Solutions, Inc.	100	7,519

		51,503

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	300	16,749
Murata Manufacturing Co., Ltd.	100	13,338

		30,087

Internet Software & Services (0.3%)
Alphabet, Inc., Class A*	30	21,236
Yahoo! Japan Corp.	1,300	5,914

		27,150

IT Services (4.2%)
Accenture plc, Class A	400	45,168
Amadeus IT Holding S.A., Class A	400	18,202
Automatic Data Processing, Inc.	700	61,908
Cognizant Technology Solutions Corp., Class A*	400	23,348
Fiserv, Inc.*	300	29,316
International Business Machines Corp.	500	72,970
MasterCard, Inc., Class A	700	67,893
Nomura Research Institute Ltd.	300	10,716
Obic Co., Ltd.	100	5,324
Paychex, Inc.	500	26,060
Visa, Inc., Class A	1,200	92,688

		453,593

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (1.3%)
ARM Holdings plc	1,200	$16,438
Broadcom Ltd.	200	29,150
Lam Research Corp.	100	7,640
Linear Technology Corp.	200	8,896
QUALCOMM, Inc.	600	30,312
Texas Instruments, Inc.	700	39,928
Xilinx, Inc.	200	8,616

		140,980

Software (1.9%)
Electronic Arts, Inc.*	300	18,555
Intuit, Inc.	300	30,267
Microsoft Corp.	1,200	59,844
Oracle Corp.	1,200	47,832
SAP SE	500	39,115
Synopsys, Inc.*	200	9,504

		205,117

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.	600	56,244
Canon, Inc.	800	22,899

		79,143

Total Information Technology		987,573

Materials (3.5%)
Chemicals (3.2%)
Air Liquide S.A.	400	45,344
E.I. du Pont de Nemours & Co.	400	26,364
Ecolab, Inc.	400	45,992
Givaudan S.A. (Registered)	9	17,732
International Flavors & Fragrances, Inc.	100	11,947
Johnson Matthey plc	200	8,437
Kuraray Co., Ltd.	500	6,440
LyondellBasell Industries N.V., Class A	200	16,534
Monsanto Co.	300	28,104
Novozymes A/S, Class B	400	19,170
PPG Industries, Inc.	200	22,078
Praxair, Inc.	400	46,984
Sherwin-Williams Co.	100	28,731
Shin-Etsu Chemical Co., Ltd.	200	11,373
Symrise AG	200	13,250

		348,480

Construction Materials (0.1%)
James Hardie Industries plc (CDI)	400	5,635

Containers & Packaging (0.2%)
Amcor Ltd.	1,500	17,564

Total Materials		371,679

Telecommunication Services (2.7%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	2,000	77,640
BT Group plc	4,000	25,903
Deutsche Telekom AG (Registered)	700	12,251
Nippon Telegraph & Telephone Corp.	600	26,923
Singapore Telecommunications Ltd.	8,000	$22,962
Swisscom AG (Registered)	30	15,214
Telia Co. AB	3,000	14,327
Telstra Corp., Ltd.	4,900	19,970
Verizon Communications, Inc.	500	25,470

		240,660

Wireless Telecommunication Services (0.5%)
KDDI Corp.	600	17,458
NTT DoCoMo, Inc.	1,500	35,903

		53,361

Total Telecommunication Services		294,021

Utilities (6.5%)
Electric Utilities (3.3%)
American Electric Power Co., Inc.	700	44,450
CLP Holdings Ltd.	2,000	18,499
Duke Energy Corp.	500	39,390
Eversource Energy	400	22,576
NextEra Energy, Inc.	500	58,790
PG&E Corp.	200	11,640
PPL Corp.	600	22,584
Southern Co.	1,200	60,120
SSE plc	1,200	26,476
Terna Rete Elettrica Nazionale S.p.A.	3,000	16,915
Xcel Energy, Inc.	800	32,024

		353,464

Gas Utilities (0.5%)
Hong Kong & China Gas Co., Ltd.	6,000	11,200
Osaka Gas Co., Ltd.	3,000	10,980
Snam S.p.A.	3,000	18,309
Tokyo Gas Co., Ltd.	3,000	13,411

		53,900

Multi-Utilities (2.4%)
AGL Energy Ltd.	600	8,344
Ameren Corp.	200	9,600
CMS Energy Corp.	400	16,272
Consolidated Edison, Inc.	300	22,380
Dominion Resources, Inc.	800	57,176
DTE Energy Co.	300	26,748
National Grid plc	3,000	42,730
Public Service Enterprise Group, Inc.	300	13,839
SCANA Corp.	100	6,869
Sempra Energy	400	41,340
WEC Energy Group, Inc.	200	11,642

		256,940

Water Utilities (0.3%)
American Water Works Co., Inc.	300	21,828
Severn Trent plc	300	9,762
United Utilities Group plc	600	8,237

		39,827

Total Utilities		704,131

Total Common Stocks (98.1%) (Cost $10,190,301)		10,568,624

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	37,176	$37,176

Total Short-Term Investment (0.3%) (Cost $37,176)		37,176

Total Investments (98.4%) (Cost $10,227,477)		10,605,800
Other Assets Less Liabilities (1.6%)		169,164

Net Assets (100%)		$10,774,964

*	Non-income producing.
†	Security (totaling $83 or 0.0% of net assets) held at fair value by management.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	2.0%
Belgium	0.2
Bermuda	0.1
Canada	5.2
Denmark	0.7
Finland	0.4
France	3.0
Germany	3.4
Hong Kong	0.8
Ireland	1.4
Italy	0.5
Japan	7.3
Luxembourg	0.1
Netherlands	0.6
Singapore	1.0
Spain	0.5
Sweden	1.2
Switzerland	3.5
United Kingdom	7.5
United States	59.0
Cash and Other	1.6

100.0%

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 3,172, CAD 2,957, CHF 5,366, DKK 15,762, EUR 2,633, GBP 4,335, HKD 5,221, JPY 24,595, NOK 15,501, SEK 1,363, and SGD 1,694.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$864,746	$428,034	$—	$1,292,780
Consumer Staples	1,270,097	707,166	—	1,977,263
Energy	151,756	45,272	—	197,028
Financials	1,180,068	595,696	—	1,775,764
Health Care	962,341	419,705	—	1,382,046
Industrials	934,343	651,913	83	1,586,339
Information Technology	855,627	131,946	—	987,573
Materials	226,734	144,945	—	371,679
Telecommunication Services	103,110	190,911	—	294,021
Utilities	519,268	184,863	—	704,131
Short-Term Investments	37,176	—	—	37,176

Total Assets	$7,105,266	$3,500,451	$83	$10,605,800

Total Liabilities	$—	$—	$—	$—

Total	$7,105,266	$3,500,451	$83	$10,605,800

There were no transfers between Levels 1, 2 or 3 during the six months ended April 30, 2016.

The Fund held no derivatives contracts during the six months ended April 30, 2016.

Investment security transactions for the six months ended April 30, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,572,691
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,405,316

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$780,648
Aggregate gross unrealized depreciation	(404,580)

Net unrealized appreciation	$376,068

Federal income tax cost of investments	$10,229,732

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value (Cost $10,227,477)	$10,605,800
Cash	5,000
Foreign cash (Cost $79,649)	82,599
Receivable for Fund shares sold	73,726
Dividends, interest and other receivables	32,473
Receivable from investment adviser	3,364
Other assets	283

Total assets	10,803,245

LIABILITIES
Transfer agent fees payable	676
Distribution fees payable – Class R	45
Distribution fees payable – Class A	41
Accrued expenses	27,519

Total liabilities	28,281

NET ASSETS	$10,774,964

Net assets were comprised of:
Paid in capital	$10,474,452
Accumulated undistributed net investment income (loss)	45,242
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(126,672)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	381,942

Net assets	$10,774,964

Class A
Net asset value and redemption price per share, $236,184 / 23,073 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.24
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share	$10.84

Class C**
Net asset value per share, $105,832 / 10,332 shares outstanding (unlimited amount authorized: $0.001 par value) (a)	$10.24

Class I
Net asset value and redemption price per share, $10,322,610 / 1,007,592 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.24

Class R
Net asset value and redemption price per share, $110,338 / 10,787 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.23

**	Class C shares currently are not offered for sale.
(a)	Redemption price for Class C shares varies based on length of time the shares are held.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends (net of $7,161 foreign withholding tax)	$136,288

EXPENSES
Investment advisory fees	35,548
Professional fees	30,814
Registration and filing fees	15,302
Transfer agent fees	14,650
Administrative fees	7,617
Distribution fees – Class R	6,192
Custodian fees	5,631
Offering costs	4,501
Distribution fees – Class C	4,196
Distribution fees – Class A	3,183
Printing and mailing expenses	2,991
Trustees’ fees	600
Miscellaneous	8,124

Gross expenses	139,349
Less: Waiver from investment adviser	(43,165)
Waiver from distributor	(4,196)
Reimbursement from investment adviser	(26,814)

Net expenses	65,174

NET INVESTMENT INCOME (LOSS)	71,114

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(100,890)
Foreign currency transactions	2,023

Net realized gain (loss)	(98,867)

Change in unrealized appreciation (depreciation) on:
Investments	187,780
Foreign currency translations	2,825

Net change in unrealized appreciation (depreciation)	190,605

NET REALIZED AND UNREALIZED GAIN (LOSS)	91,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$162,852

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$71,114	$114,706
Net realized gain (loss) on investments and foreign currency transactions	(98,867)	(35,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	190,605	191,337

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	162,852	270,481

DIVIDENDS:
Dividends from net investment income
Class A	(45,245)	(8,917)
Class C	(17,317)	(3,310)
Class I	(54,271)	(9,973)
Class R	(36,365)	(7,860)

TOTAL DIVIDENDS:	(153,198)	(30,060)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 9,085 and 302,997 shares, respectively ]	91,424	3,029,603
Capital shares issued in reinvestment of dividends [ 111 and 894 shares, respectively ]	1,104	8,917
Capital shares repurchased [ (290,014) and (3,000) shares, respectively ]	(2,947,306)	(29,250)

Total Class A transactions	(2,854,778)	3,009,270

Class C**
Capital shares sold [ 0 and 100,000 shares, respectively ]	—	1,000,000
Capital shares issued in reinvestment of dividends [ 0 and 332 shares, respectively ]	—	3,310
Capital shares repurchased [ (90,000) and (1,000) shares, respectively ]	(915,126)	(9,760)

Total Class C transactions	(915,126)	993,550

Class I
Capital shares sold [ 693,650 and 313,048 shares, respectively ]	7,047,132	3,132,516
Capital shares issued in reinvestment of dividends [ 234 and 999 shares, respectively ]	2,319	9,973
Capital shares repurchased [ (10) and (3,329) shares, respectively ]	(371)	(32,668)

Total Class I transactions	7,049,080	3,109,821

Class R
Capital shares sold [ 0 and 300,000 shares, respectively ]	—	3,000,000
Capital shares issued in reinvestment of dividends [ 0 and 787 shares, respectively ]	—	7,860
Capital shares repurchased [ (290,000) and (3,000) shares, respectively ]	(2,945,538)	(29,250)

Total Class R transactions	(2,945,538)	2,978,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	333,638	10,091,251

TOTAL INCREASE (DECREASE) IN NET ASSETS	343,292	10,331,672
NET ASSETS:
Beginning of period	10,431,672	100,000

End of period (a)	$10,774,964	$10,431,672

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$45,242	$127,326

* The Fund commenced operations on November 12, 2014.
** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.24	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	0.16

Total from investment operations	0.15	0.27

Less distributions:
Dividends from net investment income	(0.15)	(0.03)

Net asset value, end of period	$10.24	$10.24

Total return (b)	1.48%	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$236	$3,111
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.35%	1.35%
Before waivers and reimbursements (a)	2.76%	4.21%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.24%	1.14	%(l)
Before waivers and reimbursements (a)	(0.17)%	(1.73	)%(l)
Portfolio turnover rate (z)^	14%	29%

Class C**	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.26	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.08	0.15

Total from investment operations	0.15	0.29

Less distributions:
Dividends from net investment income	(0.17)	(0.03)

Net asset value, end of period	$10.24	$10.26

Total return (b)	1.54%	2.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$106	$1,029
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%
Before waivers and reimbursements (a)	3.51%	4.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.49%	1.39	%(l)
Before waivers and reimbursements (a)	(0.91)%	(2.48	)%(l)
Portfolio turnover rate (z)^	14%	29%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.26	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.06	0.15

Total from investment operations	0.15	0.29

Less distributions:
Dividends from net investment income	(0.17)	(0.03)

Net asset value, end of period	$10.24	$10.26

Total return (b)	1.64%	2.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,323	$3,218
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%
Before waivers and reimbursements (a)	2.44%	3.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.72%	1.38	%(l)
Before waivers and reimbursements (a)	0.38%	(1.48	)%(l)
Portfolio turnover rate (z)^	14%	29%

Class R	Six Months Ended April 30, 2016 (Unaudited)	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.08	0.16

Total from investment operations	0.13	0.25

Less distributions:
Dividends from net investment income	(0.12)	(0.03)

Net asset value, end of period	$10.23	$10.22

Total return (b)	1.32%	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$110	$3,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.60%	1.60%
Before waivers and reimbursements (a)	3.01%	4.46%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.99%	0.89	%(l)
Before waivers and reimbursements (a)	(0.42)%	(1.98	)%(l)
Portfolio turnover rate (z)^	14%	29%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 UNCONSTRAINED BOND MANAGERS FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISERS

➢	Pacific Investment Management Company LLC (PIMCO)

➢	TCW Investment Management Company

PERFORMANCE RESULTS

Total Returns as of 4/30/16
			6 Months	Since Incept.
Fund – Class A Shares*	without Sales Charge		0.73%	(0.82)%
	with Sales Charge (a	)	(3.78)	(5.28)
Fund – Class I Shares*			0.84	(0.66)
Fund – Class R Shares*			0.53	(1.08)
BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index			0.21	0.30
* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Pacific Investment Management Company LLC (PIMCO)

What helped performance during the six-month period ended April 30, 2016:

•	Long exposure to Brazilian local interest rates contributed to performance as yields fell across the curve.

•

Long U.S. dollar exposure versus the Chinese yuan, as well as tactical long exposure to the Brazilian real, benefitted performance as the yuan depreciated while the real appreciated relative to the dollar.

•	An allocation to investment grade corporates was beneficial to performance as spreads narrowed.

•	Exposure to Treasury Inflation-Protected Securities (TIPS) benefitted performance as U.S. growth and inflation expectations recovered alongside rebounding oil prices.

What hurt performance during the six-month period ended April 30, 2016:

•	A short position to U.S. interest rates, particularly to the front- and back-end of the yield curve, detracted from performance as rates rallied.

•	Exposure to non-agency mortgage backed securities (MBS) detracted from performance in parallel with broad risk-off market moves during the end of the period.

•	Defensive positioning versus the euro and Japanese yen detracted as the U.S. dollar fell versus these currencies.

TCW Investment Management Company (TCW)

What helped performance during the six-month period ended April 30, 2016:

•

Exposure to corporate and non-corporate credit, which outpaced duration matched Treasuries, contributed to returns as non-U.S. sovereign credit and commodity-related industrial sectors rallied considerably in the second half of the period.

•

Among corporates, a focus on communications and consumer non-cyclical credits benefitted performance as these sectors were two of the best performers, outpacing duration-matched Treasuries. Other notable contributors included midstream energy credits and domestic banks.

•

Outside of the corporate space, exposure to corporate mortgage backed securities (CMBS) and non-agency residential mortgage backed securities (MBS) (particularly subprime and alt-A securities) was additive.

•	Meanwhile, Fund duration of approximately 1.4 years contributed to returns as Treasury rates beyond 2-Year maturities fell.

What hurt performance during the six-month period ended April 30, 2016:

•	While exposure to subprime and alt-A non-agency residential MBS was additive, several prime non agency MBS holdings experienced price weakness during the period and detracted on the margin.

•	Within the asset-backed securities (ABS) sector, small balance commercial loans weighed modestly on returns as these securities did not fare as well as other non-traditional ABS such as student loans.

1290 UNCONSTRAINED BOND MANAGERS FUND (Unaudited)

Sector Weightings as of April 30, 2016	% of Net Assets
Asset-Backed and Mortgage-Backed Securities	39.9%
Government Securities	20.9
Financials	11.3
Health Care	1.9
Telecommunication Services	1.5
Energy	1.4
Utilities	1.3
Industrials	1.2
Consumer Discretionary	0.9
Consumer Staples	0.6
Information Technology	0.4
Options Purchased	0.1
Cash and Other	18.6

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended April 30, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 - 4/30/16
Class A
Actual	$1,000.00	$1,007.31	$6.99
Hypothetical (5% average return before expenses)	1,000.00	1,017.90	7.02
Class I
Actual	1,000.00	1,008.36	5.74
Hypothetical (5% average return before expenses)	1,000.00	1,019.14	5.77
Class R
Actual	1,000.00	1,005.26	8.23
Hypothetical (5% average return before expenses)	1,000.00	1,016.66	8.27

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.40%, 1.15% and 1.65%, respectively, multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (39.9%)
Asset-Backed Securities (21.0%)
ABFC Trust,
Series 2007-NC1 A2 0.739%, 5/25/37 (l)§	$250,000	$179,111
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE6 M1 0.909%, 10/25/35 (l)	200,000	164,857
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-R9 M2 1.414%, 10/25/34 (l)	159,615	158,047
BA Credit Card Trust,
Series 2014-A2 A 0.703%, 9/16/19 (l)	90,000	90,061
Bear Stearns Asset Backed Securities I Trust,
Series 2007-HE2 2A2 0.549%, 2/25/37 (l)	297,034	283,925
Brazos Higher Education Authority, Inc.,
Series 2005-2 A10 0.750%, 12/26/19 (l)	88,668	88,481
Series 2011-1 A2 1.429%, 2/25/30 (l)	60,391	60,305
Chase Funding Trust,
Series 2002-3 2A1 1.079%, 8/25/32 (l)	4,349	3,996
Citigroup Mortgage Loan Trust,
Series 2005-OPT3 M2 1.114%, 5/25/35 (l)	171,611	169,121
Series 2007-AHL1 A2B 0.579%, 12/25/36 (l)	320,579	292,978
Series 2007-AMC1 A1 0.599%, 12/25/36 (l)§	239,584	151,231
Series 2007-AMC3 A1 0.699%, 3/25/37 (l)§	195,853	147,277
Series 2007-FS1 1A1 4.566%, 10/25/37 (e)§	325,061	298,556
Series 2015-2 1A1 0.633%, 6/25/47 (l)§	174,746	160,838
Countrywide Asset-Backed Certificates,
Series 2002-3 1A1 1.179%, 5/25/32 (l)	8,428	7,691
Series 2006-26 1A 0.579%, 6/25/37 (l)	200,966	149,037
Series 2007-2 1A 0.579%, 8/25/37 (l)	387,071	297,569
Series 2007-9 1A 0.639%, 6/25/47 (l)	436,699	346,784
CWABS Asset-Backed Certificates Trust,
Series 2005-3 MV5 1.109%, 8/25/35 (l)	200,000	174,340
Series 2006-14 2A2 0.589%, 2/25/37 (l)	339,909	328,409
Series 2006-18 2A2 0.599%, 3/25/37 (l)	457,422	424,994
Education Loan Asset-Backed Trust I,
Series 2013-1 A1 1.239%, 6/25/26 (l)§	145,765	144,303
First Franklin Mortgage Loan Trust,
Series 2005-FF10 A5 0.799%, 11/25/35 (l)	$500,000	$358,653
Series 2005-FF5 M2 1.174%, 5/25/35 (l)	148,755	145,277
Series 2006-FF10 A4 0.589%, 7/25/36 (l)	135,514	131,393
First NLC Trust,
Series 2007-1 A3 0.619%, 8/25/37 (l)§	229,291	118,673
Greenpoint Manufactured Housing,
Series 2000-1 A4 8.140%, 3/20/30 (l)	160,242	167,288
GSAMP Trust,
Series 2005-HE4 M1 0.889%, 7/25/45 (l)	110,668	110,604
Series 2006-FM3 A2C 0.639%, 11/25/36 (l)	313,208	161,706
Home Equity Asset Trust,
Series 2005-3 M5 1.474%, 8/25/35 (l)	200,000	151,697
Honda Auto Receivables Owner Trust,
Series 2015-2 A2 0.690%, 8/21/17	59,987	59,972
HSI Asset Securitization Corp. Trust,
Series 2006-HE1 2A1 0.489%, 10/25/36 (l)	37,631	18,333
JP Morgan Mortgage Acquisition Trust,
Series 2006-FRE2 M1 0.779%, 2/25/36 (l)	200,000	148,885
Series 2006-WMC2 A1 0.574%, 7/25/36 (l)	167,643	129,671
Series 2007-CH1 AV5 0.679%, 11/25/36 (l)	169,181	167,279
Series 2007-CH4 A4 0.599%, 1/25/36 (l)	600,000	550,312
Long Beach Mortgage Loan Trust,
Series 2005-1 M2 1.234%, 2/25/35 (l)	120,065	118,740
Series 2005-2 M4 1.369%, 4/25/35 (l)	169,931	165,455
Series 2005-3 1A 0.699%, 8/25/45 (l)	219,181	169,604
Series 2006-10 2A2 0.549%, 11/25/36 (l)	504,118	196,504
MASTR Asset Backed Securities Trust,
Series 2006-AB1 A2 0.669%, 2/25/36 (l)	45,936	45,825
Series 2006-HE1 A4 0.729%, 1/25/36 (l)	334,753	322,630
MASTR Specialized Loan Trust,
Series 2007-1 A 0.809%, 1/25/37 (l)§	403,088	221,115
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE3 A2A 0.499%, 12/25/36 (l)	649,071	374,597
Series 2007-NC2 A1 0.569%, 2/25/37 (l)§	204,946	144,666
Morgan Stanley Home Equity Loan Trust,
Series 2006-3 A4 0.699%, 4/25/36 (l)	452,644	309,222
Series 2007-1 A3 0.579%, 12/25/36 (l)	325,386	176,550

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)
Navient Student Loan Trust,
Series 2014-1 A3 0.949%, 6/25/31 (l)	$170,000	$161,605
Series 2014-2 A 1.079%, 3/25/83 (l)	151,806	143,142
Series 2016-2 A3 1.939%, 6/25/65 (b)(l)§	180,000	180,000
Nelnet Student Loan Trust,
Series 2005-4 B 0.904%, 9/22/35 (l)	138,061	102,464
Series 2006-2 B 0.838%, 1/25/38 (l)	109,656	86,151
Series 2007-1 A3 0.699%, 5/27/25 (l)	180,000	169,044
Series 2014-2A A3 1.289%, 7/27/37 (l)§	200,000	182,806
Series 2014-4A A2 1.389%, 11/25/43 (l)§	85,000	76,193
Nissan Auto Receivables Owner Trust,
Series 2015-A A2 0.670%, 9/15/17	47,158	47,148
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE2 A4 0.709%, 3/25/36 (l)	205,000	175,257
NovaStar Mortgage Funding Trust,
Series 2005-2 M1 1.084%, 10/25/35 (l)	129,445	128,687
Option One Mortgage Loan Trust,
Series 2005-1 A4 1.239%, 2/25/35 (l)	149,473	150,531
RAMP Trust,
Series 2006-RZ3 A2 0.599%, 8/25/36 (l)	114,986	114,723
Series 2007-RS2 A3 0.809%, 5/25/37 (l)	184,051	106,431
RASC Trust,
Series 2005-KS10 M1 0.849%, 11/25/35 (l)	180,000	176,630
Series 2005-KS7 M3 0.919%, 8/25/35 (l)	180,000	177,431
Series 2006-KS9 AI3 0.599%, 11/25/36 (l)	356,189	317,002
SG Mortgage Securities Trust,
Series 2007-NC1 A2 0.679%, 12/25/36 (l)§	277,085	167,779
SLM Student Loan Trust,
Series 2004-10 A6B 1.188%, 4/27/26 (l)§	150,000	147,711
Series 2004-10 B 1.008%, 1/25/40 (l)	138,659	108,358
Series 2004-2 B 1.108%, 7/25/39 (l)	128,555	104,042
Series 2006-9 A5 0.738%, 1/26/26 (l)	150,000	144,753
Series 2007-3 A4 0.698%, 1/25/22 (l)	200,000	185,783
Series 2007-6 B 1.488%, 4/27/43 (l)	81,633	69,248
Series 2007-8 B 1.638%, 4/27/43 (l)	135,652	112,941
Series 2008-2 B 1.838%, 1/25/83 (l)	$100,000	$83,202
Series 2008-3 A3 1.638%, 10/25/21 (l)	156,099	152,459
Series 2008-5 A4 2.338%, 7/25/23 (l)	163,037	163,668
Series 2008-9 B 2.888%, 10/25/83 (l)	70,000	65,780
Series 2012-7 B 2.239%, 9/25/43 (l)	100,000	88,758
Series 2013-4 A 0.989%, 6/25/27 (l)	169,123	161,067
Series 2013-6 A2 0.939%, 2/25/21 (l)	116,426	115,930
Soundview Home Loan Trust,
Series 2007-OPT1 2A1 0.519%, 6/25/37 (l)	254,829	151,705
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-WF4 M6 1.109%, 11/25/35 (l)	500,000	335,077
Series 2006-GEL4 A3 0.739%, 10/25/36 (l)§	200,000	185,598
Telos CLO Ltd.,
Series 2016-7A A 2.290%, 4/17/23 (b)(l)§	300,000	300,050
Toyota Auto Receivables Owner Trust,
Series 2014-B A3 0.760%, 3/15/18	70,136	70,106
Vermont Student Assistance Corp.,
Series 2012-1 A 1.135%, 7/28/34 (l)	56,697	54,665
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-2 A3 0.669%, 4/25/37 (l)	190,249	161,595

		14,412,082

Non-Agency CMO (18.9%)
1211 Avenue of the Americas Trust,
Series 2015-1211 A1A2 3.901%, 8/10/35§	35,000	38,162
225 Liberty Street Trust,
Series 2016-225L A 3.597%, 2/10/36§	55,000	56,500
Alternative Loan Trust,
Series 2005-76 1A1 1.857%, 1/25/36 (l)	165,199	147,109
Series 2006-HY12 A5 3.576%, 8/25/36 (l)	161,271	150,081
Series 2006-OA19 A1 0.619%, 2/20/47 (l)	432,317	318,418
BAMLL Commercial Mortgage Securities Trust,
Series 2013-WBRK A 3.652%, 3/10/37 (l)§	55,000	56,183
Series 2015-200P A 3.218%, 4/14/33§	95,000	98,596
Banc of America Commercial Mortgage Trust,
Series 2006-3 A4 5.889%, 7/10/44 (l)	82,505	82,506
Series 2006-6 A4 5.356%, 10/10/45	125,000	125,538
Series 2007-2 A4 5.790%, 4/10/49 (l)	192,441	194,725

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)
Bayview Commercial Asset Trust,
Series 2004-3 A1 0.809%, 1/25/35 (l)§	$166,700	$148,615
Bear Stearns ALT-A Trust,
Series 2004-9 3A1 2.721%, 9/25/34 (l)	164,157	157,455
Series 2005-10 22A1 2.838%, 1/25/36 (l)	356,764	296,507
Series 2005-2 2A4 2.702%, 4/25/35 (l)	152,397	139,285
CIM Trust,
Series 15-4AG A1 2.434%, 10/25/57 (l)§	155,980	152,272
Citigroup Commercial Mortgage Trust,
Series 2013-GC17 A4 4.131%, 11/10/46	40,000	44,345
COMM Mortgage Trust,
Series 2013-CR12 A4 4.046%, 10/10/46	105,000	115,558
Series 2013-WWP A2 3.424%, 3/10/31§	45,000	47,578
Series 2014-277P A 3.732%, 8/10/49 (l)§	50,000	53,631
Series 2015-3BP A 3.178%, 2/10/35§	55,000	56,954
Series 2016-787S A 3.545%, 2/10/36 (l)§	50,000	52,564
Series 2016-CR28 A4 3.762%, 2/10/49	110,000	118,567
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3 1A2 0.729%, 4/25/35 (l)	176,808	150,160
DBUBS Mortgage Trust,
Series 2011-LC3A XA 1.434%, 8/10/44 IO (l)§	6,660,560	36,736
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-2 2A1 0.739%, 9/25/47 (l)	183,182	145,082
DSLA Mortgage Loan Trust,
Series 2006-AR2 2A1A 0.636%, 10/19/36 (l)	72,444	58,774
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA7 A1 2.377%, 1/25/37 (l)	191,928	154,104
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4 2A1 2.642%, 10/25/35 (l)	178,813	153,279
GE Business Loan Trust,
Series 2005-1A A3 0.683%, 6/15/33 (l)§	132,929	122,696
Series 2007-1A A 0.603%, 4/16/35 (l)§	158,882	150,465
GS Mortgage Securities Trust,
Series 2012-GC6 A2 2.539%, 1/10/45	111,594	111,939
Series 2012-GC6 XA 2.233%, 1/10/45 IO (l)§	858,823	73,401
Series 2013-GC13 XA 0.313%, 7/10/46 IO (l)	4,843,372	38,626
GSR Mortgage Loan Trust,
Series 2005-AR7 6A1 2.860%, 11/25/35 (l)	146,495	143,830
Impac CMB Trust,
Series 2005-1 1A1 0.959%, 4/25/35 (l)	$104,669	$93,120
Impac Secured Assets Trust,
Series 2007-2 1A1A 0.549%, 5/25/37 (l)	222,859	147,541
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR6 6A1 2.938%, 10/25/34 (l)	123,397	121,735
Series 2006-AR4 A1A 0.649%, 5/25/46 (l)	256,982	210,734
Series 2007-AR15 2A1 4.107%, 8/25/37 (l)	297,245	230,784
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB15 A4 5.814%, 6/12/43 (l)	88,621	88,621
Series 2006-CB16 A4 5.552%, 5/12/45	155,159	155,467
Series 2006-LDP9 A1A 5.257%, 5/15/47	118,588	119,731
Series 2010-C2 A2 3.616%, 11/15/43§	180,000	183,941
Series 2010-CNTR A1
3.300%, 8/5/32§	90,022	92,673
Series 2011-C3 A3 4.388%, 2/15/46§	165,000	171,633
Series 2011-C3 XA 1.254%, 2/15/46 IO (b)(l)§	466,427	15,461
Series 2012-C6 XA 2.011%, 5/15/45 IO (l)	762,465	52,413
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14 XA 1.106%, 8/15/46 IO (l)	2,505,634	79,021
Series 2013-C15 XA 1.524%, 11/15/45 IO (l)	1,031,434	57,868
Lehman Brothers Small Balance Commercial,
Series 2005-2A 1A 0.689%, 9/25/30 (l)§	119,438	109,751
Lehman XS Trust,
Series 2005-5N 3A1A 0.739%, 11/25/35 (l)	172,163	147,470
Series 2007-4N 1A2A 0.593%, 3/25/47 (l)	429,409	341,608
Merrill Lynch Mortgage Investors Trust,
Series 2004-HB1 A3 2.372%, 4/25/29 (l)	171,122	165,685
Series 2005-A9 2A1E 2.780%, 12/25/35 (l)	156,103	146,732
Series 2006-2 2A 2.443%, 5/25/36 (l)	151,465	149,628
Merrill Lynch Mortgage Trust,
Series 2007-C1 A3 6.026%, 6/12/50 (l)	69,982	69,838
ML-CFC Commercial Mortgage Trust,
Series 2007-6 A2 5.331%, 3/12/51	134,155	134,612
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12 XA 1.118%, 10/15/46 IO (l)	887,310	34,526
Series 2013-C7 A4 2.918%, 2/15/46	45,000	46,382

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)
Morgan Stanley Capital I Trust,
Series 2007-IQ14 A2 5.610%, 4/15/49	$132,803	$132,646
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	170,000	174,029
Series 2011-C3 A2 3.224%, 7/15/49	235,376	236,100
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§	30,000	32,968
RALI Trust,
Series 2006-QA10 A2 0.619%, 12/25/36 (l)	212,741	164,225
Series 2006-QA2 1A1 0.689%, 2/25/36 (l)	274,942	190,362
Series 2006-QA5 1A1 0.619%, 7/25/36 (l)	265,355	167,793
Residential Asset Securitization Trust,
Series 2005-A10 A4 5.500%, 9/25/35	136,058	120,169
Sequoia Mortgage Trust,
Series 2004-12 A1 0.979%, 1/20/35 (l)	162,745	154,275
Series 2004-6 A1 2.040%, 7/20/34 (l)	150,550	143,882
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20 1A1 2.626%, 1/25/35 (l)	185,524	169,904
Series 2004-8 3A 2.607%, 7/25/34 (l)	157,039	154,971
Series 2005-12 3A1 2.608%, 6/25/35 (l)	150,600	138,567
Series 2005-15 1A1 2.704%, 7/25/35 (l)	192,005	155,967
Series 2005-16XS A1 0.779%, 8/25/35 (l)	152,069	137,727
Series 2005-17 5A1 5.150%, 8/25/35 (l)	183,058	163,140
Structured Asset Mortgage Investments II Trust,
Series 2006-AR6 1A3 0.629%, 7/25/46 (l)	536,466	352,715
Series 2006-AR7 A10 0.639%, 8/25/36 (l)	194,411	168,690
VNDO Mortgage Trust,
Series 2012-6AVE A 2.996%, 11/15/30§	62,000	64,086
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26 A3 6.011%, 6/15/45 (l)	49,038	49,034
Series 2007-C30 A3 5.246%, 12/15/43	166,540	167,250
Series 2007-C30 A5 5.342%, 12/15/43	175,000	178,215
Series 2007-C30 APB 5.294%, 12/15/43	33,795	33,797
Series 2007-C32 A2 5.884%, 6/15/49 (l)	199,703	200,583
Series 2007-C32 APB 5.889%, 6/15/49 (l)	84,370	84,932
Wachovia Mortgage Loan Trust,
Series 2006-AMN1 A3 0.679%, 8/25/36 (l)	244,124	153,051
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR11 A1A 0.759%, 8/25/45 (l)	$161,115	$149,365
Series 2005-AR13 A1A1 0.729%, 10/25/45 (l)	164,170	152,980
Series 2005-AR8 2A1A 0.729%, 7/25/45 (l)	165,063	154,431
Series 2006-AR3 A1A 1.377%, 2/25/46 (l)	172,976	157,730
Series 2007-HY3 1A1 2.346%, 3/25/37 (l)	180,458	147,067
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2007-OA1 2A 1.097%, 12/25/46 (l)	310,083	209,110
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-I 1A1 2.830%, 7/25/34 (l)	54,635	56,087
Series 2006-AR10 5A6 2.856%, 7/25/36 (l)	300,100	284,703
Series 2006-AR12 1A1 2.740%, 9/25/36 (l)	152,652	143,813
Series 2006-AR4 1A1 3.201%, 4/25/36 (l)	147,874	136,473
Series 2006-AR8 3A2 2.853%, 4/25/36 (l)	151,554	143,479
WF-RBS Commercial Mortgage Trust,
Series 2011-C3 A2 3.240%, 3/15/44§	16,708	16,718
Series 2011-C4 A2 3.454%, 6/15/44§	96,510	96,595
Series 2014-C23 XA 0.849%, 10/15/57 IO (l)	933,283	36,128

		12,930,973

Total Asset-Backed and Mortgage-Backed Securities		27,343,055

Corporate Bonds (20.5%)
Consumer Discretionary (0.9%)
Hotels, Restaurants & Leisure (0.1%)
Churchill Downs, Inc.
5.375%, 12/15/21§	17,000	17,468
5.375%, 12/15/21	34,000	34,850

		52,318

Media (0.8%)
Cable One, Inc.
5.750%, 6/15/22§	35,000	35,984
CCO Safari II LLC
6.484%, 10/23/45§	90,000	105,840
Charter Communications/CCO Safari III LLC Term Loan
3.500%, 1/20/23	100,000	100,304
DISH DBS Corp.
6.750%, 6/1/21	35,000	35,969
Numericable-SFR S.A.
7.375%, 5/1/26 (b)§	200,000	203,000
Sinclair Television Group, Inc.
5.875%, 3/15/26§	35,000	36,312

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount		Value (Note 1)
Sirius XM Radio, Inc.
5.750%, 8/1/21 (b)§		$35,000	$36,663

			554,072

Total Consumer Discretionary			606,390

Consumer Staples (0.6%)
Beverages (0.3%)
Anheuser-Busch InBev Finance, Inc.
3.650%, 2/1/26		31,000	32,496
4.900%, 2/1/46		57,000	64,123
Constellation Brands, Inc.
6.000%, 5/1/22		53,000	60,155
DS Services of America, Inc.
10.000%, 9/1/21§		35,000	39,550

			196,324

Food & Staples Retailing (0.2%)
CVS Health Corp.
4.875%, 7/20/35		70,000	78,426
Walgreens Boots Alliance, Inc.
4.800%, 11/18/44		30,000	30,645

			109,071

Food Products (0.1%)
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
5.875%, 1/15/24§		35,000	36,925
TreeHouse Foods, Inc.
6.000%, 2/15/24§		52,000	55,318

			92,243

Personal Products (0.0%)
NBTY, Inc.
7.625%, 5/15/21 (b)§		35,000	35,700

Total Consumer Staples			433,338

Energy (1.4%)
Oil, Gas & Consumable Fuels (1.4%)
Boardwalk Pipelines LP
5.750%, 9/15/19		100,000	103,479
BP Capital Markets plc
3.506%, 3/17/25		70,000	73,210
Devon Energy Corp.
5.850%, 12/15/25		20,000	20,974
Enbridge Energy Partners LP
5.875%, 10/15/25		40,000	42,244
Energy Transfer Equity LP
5.500%, 6/1/27		50,000	42,815
Energy Transfer Partners LP
3.654%, 11/1/66 (l)		65,000	37,050
Petrobras Global Finance B.V.
3.500%, 2/6/17		100,000	98,720
7.875%, 3/15/19		200,000	197,000
5.750%, 1/20/20		100,000	91,750
Pioneer Natural Resources Co.
4.450%, 1/15/26		40,000	42,155
Regency Energy Partners LP/Regency Energy Finance Corp.
5.000%, 10/1/22		150,000	147,094
Texas Eastern Transmission LP
2.800%, 10/15/22§		$100,000	$89,948

Total Energy			986,439

Financials (11.3%)
Banks (7.0%)
ABN AMRO Bank N.V.
4.750%, 7/28/25§		200,000	204,136
Bank of America Corp.
3.875%, 8/1/25		600,000	621,237
3.500%, 4/19/26		200,000	202,021
Barclays Bank plc
7.625%, 11/21/22		200,000	217,860
Barclays plc
3.650%, 3/16/25		75,000	72,110
Capital One Bank USA N.A.
1.150%, 11/21/16		140,000	139,949
CIT Group, Inc.
5.250%, 3/15/18		35,000	36,277
Citigroup, Inc.
1.300%, 11/15/16		175,000	175,314
5.950%, 5/15/25 (l)(y)		200,000	193,760
6.250%, 8/15/26 (l)(y)		100,000	103,630
Cooperatieve Rabobank U.A.
8.375%, 7/26/16 (l)(m)(y)		100,000	101,000
Credit Agricole S.A.
7.500%, 6/23/26 (l)(m)(y)	GBP	100,000	133,710
Credit Suisse Group Funding Guernsey Ltd.
3.750%, 3/26/25		$250,000	243,794
4.550%, 4/17/26 (b)§		250,000	254,971
Discover Bank/Greenwood DE
2.000%, 2/21/18		75,000	74,875
HBOS plc
1.329%, 9/30/16 (l)		75,000	74,625
HSBC Holdings plc
6.000%, 9/29/23 (l)(m)(y)	EUR	200,000	221,281
ICICI Bank Ltd.
6.375%, 4/30/22 (l)(m)		$100,000	102,208
JPMorgan Chase & Co.
3.150%, 7/5/16		150,000	150,616
7.900%, 4/30/18 (l)(y)		200,000	201,000
2.550%, 10/29/20		105,000	106,389
2.115%, 3/1/21 (l)		200,000	204,000
3.900%, 7/15/25		175,000	185,027
KBC Bank N.V.
8.000%, 1/25/23 (l)(m)		200,000	218,250
Royal Bank of Scotland Group plc
1.875%, 3/31/17		90,000	89,928
7.500%, 8/10/20 (l)(y)		100,000	92,950
6.000%, 12/19/23		35,000	35,763
Santander UK Group Holdings plc
2.875%, 10/16/20		85,000	84,816
Toronto-Dominion Bank
1.627%, 4/7/21 (l)		100,000	99,918
Wells Fargo & Co.
2.600%, 7/22/20		100,000	102,357
3.000%, 4/22/26		85,000	84,619

			4,828,391

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)
Capital Markets (1.5%)
Goldman Sachs Group, Inc.
2.236%, 11/29/23 (l)	$250,000	$248,282
3.500%, 1/23/25	100,000	100,970
Morgan Stanley
5.550%, 4/27/17	100,000	104,204
5.625%, 9/23/19	200,000	222,617
3.875%, 4/29/24	100,000	104,671
UBS AG
7.250%, 2/22/22 (l)(m)	200,000	206,000

		986,744

Consumer Finance (0.8%)
American Express Credit Corp.
2.800%, 9/19/16	100,000	100,742
Ford Motor Credit Co. LLC
8.000%, 12/15/16	150,000	156,222
3.157%, 8/4/20	200,000	205,884
General Motors Financial Co., Inc.
5.250%, 3/1/26	100,000	109,670

		572,518

Diversified Financial Services (0.4%)
Bank of America N.A.
5.300%, 3/15/17	100,000	103,343
Berkshire Hathaway, Inc.
3.125%, 3/15/26	100,000	103,729
MSCI, Inc.
5.750%, 8/15/25§	35,000	37,233
Shell International Finance B.V.
3.250%, 5/11/25	50,000	51,389

		295,694

Insurance (0.2%)
ZFS Finance USA Trust II
6.450%, 12/15/65 (l)§	100,000	100,500

Real Estate Investment Trusts (REITs) (1.1%)
AvalonBay Communities, Inc.
5.750%, 9/15/16	150,000	152,426
DuPont Fabros Technology LP
5.875%, 9/15/21	35,000	36,487
HCP, Inc.
4.000%, 6/1/25	75,000	73,865
Ventas Realty LP
4.125%, 1/15/26	125,000	130,737
WEA Finance LLC/Westfield UK & Europe Finance plc
2.700%, 9/17/19§	200,000	202,412
Welltower, Inc.
4.250%, 4/1/26	150,000	155,383

		751,310

Thrifts & Mortgage Finance (0.3%)
Abbey National Treasury Services plc
2.500%, 3/14/19	200,000	202,197

Total Financials		7,737,354

Health Care (1.9%)
Biotechnology (0.4%)
Amgen, Inc.
2.300%, 6/15/16	125,000	125,223
Biogen, Inc.
3.625%, 9/15/22	$55,000	$58,224
Celgene Corp.
5.000%, 8/15/45	50,000	54,685
Gilead Sciences, Inc.
4.500%, 2/1/45	50,000	53,187

		291,319

Health Care Equipment & Supplies (0.3%)
Boston Scientific Corp.
3.850%, 5/15/25	100,000	104,509
Hologic, Inc.
5.250%, 7/15/22§	35,000	36,575
Zimmer Biomet Holdings, Inc.
3.550%, 4/1/25	100,000	102,760

		243,844

Health Care Providers & Services (0.7%)
Centene Corp.
5.625%, 2/15/21§	35,000	36,641
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	35,000	35,525
DaVita HealthCare Partners, Inc.
5.000%, 5/1/25	100,000	100,000
Fresenius Medical Care U.S. Finance II, Inc.
4.750%, 10/15/24§	50,000	51,500
HCA, Inc.
4.750%, 5/1/23	70,000	71,750
Molina Healthcare, Inc.
5.375%, 11/15/22§	35,000	36,137
RegionalCare Hospital Partners Holdings, Inc.
8.250%, 5/1/23 (b)§	35,000	36,137
Tenet Healthcare Corp.
4.134%, 6/15/20 (l)§	35,000	35,046
6.000%, 10/1/20	17,000	18,062
4.500%, 4/1/21	17,000	17,298
WellCare Health Plans, Inc.
5.750%, 11/15/20	17,000	17,680

		455,776

Life Sciences Tools & Services (0.0%)
Quintiles Transnational Corp.
4.875%, 5/15/23§	18,000	18,383

Pharmaceuticals (0.5%)
AbbVie, Inc.
3.600%, 5/14/25	100,000	104,720
4.700%, 5/14/45	75,000	79,590
Actavis Funding SCS
3.800%, 3/15/25	70,000	71,751
Valeant Pharmaceuticals International, Inc.
5.625%, 12/1/21§	17,000	14,345
5.500%, 3/1/23§	50,000	42,500
5.875%, 5/15/23§	7,000	5,845
6.125%, 4/15/25§	7,000	5,810

		324,561

Total Health Care		1,333,883

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 1)
Industrials (1.2%)
Airlines (0.7%)
American Airlines, Inc.
Series 2011-1 A
5.250%, 1/31/21	$127,204	$135,473
Continental Airlines Pass Through Trust
Series 1998-1 A
6.648%, 9/15/17	69,298	70,469
Delta Air Lines, Inc.
Series 2002-1 G-1
6.718%, 1/2/23	176,086	198,202
United Airlines, Inc.
Series 2009-2A
9.750%, 1/15/17	64,637	67,345

		471,489

Building Products (0.1%)
Standard Industries, Inc.
5.125%, 2/15/21§	35,000	36,400

Commercial Services & Supplies (0.2%)
Clean Harbors, Inc.
5.125%, 6/1/21§	35,000	35,350
Prime Security Services Borrower LLC/Prime Finance, Inc.
9.250%, 5/15/23 (b)§	100,000	103,750

		139,100

Trading Companies & Distributors (0.2%)
International Lease Finance Corp.
7.125%, 9/1/18§	150,000	163,969

Total Industrials		810,958

Information Technology (0.4%)
IT Services (0.1%)
First Data Corp.
5.375%, 8/15/23§	35,000	36,137
7.000%, 12/1/23§	17,000	17,425
5.000%, 1/15/24§	35,000	35,242

		88,804

Semiconductors & Semiconductor Equipment (0.1%)
Avago Technologies, Term Loan B
4.250%, 11/3/22	50,000	50,028

Software (0.1%)
Microsoft Corp.
4.450%, 11/3/45	70,000	77,705

Technology Hardware, Storage & Peripherals (0.1%)
Apple, Inc.
4.650%, 2/23/46	85,000	92,682

Total Information Technology		309,219

Telecommunication Services (1.5%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.
4.350%, 6/15/45	75,000	70,372
Intelsat Jackson Holdings S.A.
5.500%, 8/1/23	70,000	44,366
8.000%, 2/15/24§	35,000	36,225
Level 3 Financing, Inc.
5.125%, 5/1/23	35,000	35,612
Verizon Communications, Inc.
5.150%, 9/15/23	$200,000	$229,793
4.862%, 8/21/46	125,000	132,252

		548,620

Wireless Telecommunication Services (0.7%)
Altice Financing S.A.
7.500%, 5/15/26 (b)§	200,000	199,760
Sprint Communications, Inc.
6.000%, 12/1/16	100,000	100,250
9.000%, 11/15/18§	48,000	50,760
Sprint Corp.
7.875%, 9/15/23	35,000	27,213
T-Mobile USA, Inc.
6.250%, 4/1/21	35,000	36,750
6.731%, 4/28/22	35,000	36,925

		451,658

Total Telecommunication Services		1,000,278

Utilities (1.3%)
Electric Utilities (0.8%)
Duke Energy Progress LLC
3.250%, 8/15/25	100,000	106,020
Florida Power & Light Co.
4.050%, 10/1/44	100,000	106,767
Jersey Central Power & Light Co.
5.625%, 5/1/16	100,000	99,999
Northern States Power Co.
4.125%, 5/15/44	100,000	107,111
Public Service Co. of New Mexico
3.850%, 8/1/25	100,000	101,960

		521,857

Gas Utilities (0.3%)
Perusahaan Gas Negara Persero Tbk
5.125%, 5/16/24§	200,000	207,000

Independent Power and Renewable Electricity Producers (0.0%)
Dynegy, Inc.
5.875%, 6/1/23	29,000	26,227

Multi-Utilities (0.2%)
Berkshire Hathaway Energy Co.
5.150%, 11/15/43	100,000	119,000

Total Utilities		874,084

Total Corporate Bonds		14,091,943

Government Securities (24.9%)
Agency CMO (10.1%)
Federal Farm Credit Bank
0.525%, 12/28/16 (l)	285,000	286,481
0.650%, 5/30/17 (l)	350,000	350,331
Federal Home Loan Mortgage Corp.
0.444%, 4/20/17 (l)	350,000	349,902
Federal National Mortgage Association
0.459%, 7/20/17 (l)	350,000	350,172
0.447%, 10/5/17 (l)	350,000	349,749
1.451%, 2/25/18	161,777	162,046
2.800%, 3/1/18	165,766	168,983

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Principal Amount		Value (Note 1)
0.672%, 6/25/18 (l)		$229,255	$229,016
0.662%, 9/25/18 (l)		185,668	185,418
1.646%, 1/25/19 IO (l)		1,123,212	34,455
4.550%, 10/1/19		77,307	84,558
4.910%, 10/1/19		63,722	70,357
4.520%, 11/1/19		64,167	70,255
1.039%, 7/25/20 IO (l)		439,755	15,654
3.416%, 10/1/20		77,106	82,708
3.766%, 12/1/20		79,460	86,158
0.369%, 5/25/21 IO (l)		5,557,869	60,566
1.366%, 7/25/21 IO (l)		1,363,788	73,441
0.755%, 10/25/21 (l)		45,255	44,908
0.540%, 11/25/22 IO (l)		2,486,534	57,702
3.110%, 2/1/28		115,000	120,028
3.150%, 2/1/28		74,809	78,662
3.259%, 2/1/28		45,000	47,722
3.200%, 3/1/31		115,000	119,033
3.480%, 11/1/35		55,000	57,826
3.000%, 11/1/45		490,452	503,230
3.000%, 12/1/45		562,467	577,122
3.000%, 1/1/46		535,976	549,940
FHLMC Multifamily Structured Pass Through Certificates
1.553%, 11/25/19 IO (l)		1,124,714	47,192
1.331%, 4/25/20 IO (l)		909,922	30,186
0.987%, 7/25/20 (l)		102,880	102,602
0.817%, 5/25/22 (l)		172,300	169,762
0.571%, 6/25/22 IO (l)		1,586,124	29,085
0.845%, 12/25/22		1,550,000	66,056
1.577%, 1/25/23 IO (l)		547,987	35,136
Government National Mortgage Association
2.800%, 1/16/34		136,222	136,744
2.450%, 2/16/39		38,102	38,182
3.992%, 9/16/43		160,457	163,643
3.500%, 3/15/45		876,077	926,212

			6,911,223

Foreign Governments (3.3%)
Federative Republic of Brazil
(Zero Coupon), 7/1/16	BRL	3,000,000	851,933
(Zero Coupon), 10/1/16		1,200,000	329,558
Hellenic Republic Government Bond
3.375%, 7/17/17 (m)	EUR	200,000	212,556
3.800%, 8/8/17	JPY	5,000,000	42,523
4.750%, 4/17/19 (m)	EUR	100,000	102,579
Republic of Croatia
6.625%, 7/14/20 (m)		$100,000	109,750
Republic of Slovenia
5.850%, 5/10/23 (m)		300,000	345,248
Romanian Government International Bond
4.875%, 1/22/24 (m)		90,000	98,438
United Mexican States
3.500%, 1/21/21		200,000	207,000

			2,299,585

Municipal Bonds (0.4%)
City of New York, General Obligation Bonds, Series D
5.985%, 12/1/36		100,000	128,008
New York City Transitional Finance Authority
5.267%, 5/1/27		$115,000	$135,876

			263,884

U.S. Treasuries (11.1%)
U.S. Treasury Bonds
3.000%, 5/15/45		200,000	214,053
2.500%, 2/15/46		400,000	386,612
U.S. Treasury Notes
0.492%, 1/31/18 (l)		600,000	601,299
1.875%, 10/31/22		3,800,000	3,876,000
0.125%, 7/15/24 TIPS		2,496,475	2,517,433

			7,595,397

Total Government Securities			17,070,089

Total Long-Term Debt Securities (85.3%) (Cost $58,123,267)			58,505,087

SHORT-TERM INVESTMENTS:
Government Securities (13.1%)
Federal Home Loan Bank
0.260%, 5/6/16 (o)(p)		3,500,000	3,499,850
0.240%, 5/10/16 (o)(p)		220,000	219,985
0.240%, 5/13/16 (o)(p)		300,000	299,974
0.230%, 5/25/16 (o)(p)		200,000	199,968
0.230%, 5/27/16 (o)(p)		200,000	199,966
0.230%, 6/3/16 (o)(p)		200,000	199,957
0.230%, 6/10/16 (o)(p)		100,000	99,973
0.240%, 6/24/16 (o)(p)		400,000	399,856
U.S. Treasury Bills
0.190%, 7/21/16#(p)		55,000	54,976
0.250%, 8/18/16 (p)		670,000	669,493
0.330%, 10/6/16 (p)		2,790,000	2,785,986
0.350%, 10/13/16 (p)		380,000	379,390

Total Government Securities			9,009,374

Total Short-Term Investments (13.1%) (Cost $9,008,941)			9,009,374

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Interest Rate Swaptions Purchased (0.1%)
Call Interest Rate Swaptions Purchased Payable (0.1%)
Bank of America
1 year, June 2016 @ 0.90% v. 3 Month LIBOR*		16,900,000	4,827
30 years, December 2018 @ 3.05% v. 3 Month LIBOR*		1,150,000	52,562
JPMorgan Chase & Co.
30 years, September 2016 @ 3.35% v. 3 Month LIBOR*		300,000	184

			57,573

Put Interest Rate Swaptions Purchased Receivable (0.0%)
JPMorgan Chase & Co.
2 years, March 2017 @ 1.00% v. 3 Month LIBOR*		2,300,000	8,736

			66,309

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

	Number of Contracts	Value (Note 1)
Put Option Purchased (0.0%)
Foreign Exchange Option May 2016 USD versus JPY (Strike Price: JPY 107.00)*	1,500,000	$11,924

Total Options Purchased (0.1%) (Cost $85,325)		78,233

Total Investments Before Options Written and Securities Sold Short (98.5%) (Cost $67,217,533)		67,592,694

OPTIONS WRITTEN:
Call Options Written (0.0%)
Euro-Bund
May 2016 @ EUR 163.00*	(1)	(458)
May 2016 @ EUR 165.00*	(2)	(160)

		(618)

Interest Rate Swaptions Written (-0.1%)
Call Interest Rate Swaptions Written Payable (0.0%)
JPMorgan Chase & Co.
10 years, March 2017 @ 1.56% v. 3 Month LIBOR*	(200,000)	(3,358)
10 years, March 2017 @ 1.57% v. 3 Month LIBOR*	(300,000)	(5,130)
30 years, September 2016 @ 2.25%v. 3 Month LIBOR*	(300,000)	(12,876)

		(21,364)

Put Interest Rate Swaptions Written Receivable (-0.1%)
Bank of America
10 years, June 2016 @ 1.75% v. 6 Month LIBOR (GBP)*	(200,000)	(1,695)
5 years, December 2018 @ 2.70% v. 3 Month LIBOR*	(5,800,000)	(58,113)
JPMorgan Chase & Co.
10 years, July 2016 @ 1.68% v. 6 Month LIBOR (GBP)*	(300,000)	(3,778)

		(63,586)

		(84,950)

Put Options Written (0.0%)
10 Year U.S. Treasury Notes
May 2016 @ $128.50*	(8)	(875)
May 2016 @ $129.50*	(10)	(3,438)
Euro-Bund
May 2016 @ EUR 158.50*	(2)	(229)
June 2016 @ EUR 159.50*	(4)	(4,076)
Foreign Exchange Option May 2016 USD versus JPY
(Strike Price: JPY 100.00)*	(1,500,000)	(64)

		(8,682)

Total Options Written (-0.1%) (Premiums Received $92,868)		(94,250)

Total Investments before Securities Sold Short (98.4%) (Cost $67,124,665)		67,498,444

	Principal Amount	Value (Note 1)

SECURITIES SOLD SHORT:
Agency CMO (-4.0%)
Federal National Mortgage Association
3.000%, 5/25/46 TBA	$(1,000,000)	$(1,025,391)
3.500%, 5/25/46 TBA	(1,600,000)	(1,677,125)

Total Securities Sold Short (-4.0%) (Proceeds Received $2,703,844)		(2,702,516)

Total Investments after Options Written and Securities Sold Short (94.4%) (Cost $64,420,821)		64,795,928
Other Assets Less Liabilities (5.6%)		3,842,098

Net Assets (100%)		$68,638,026

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At April 30, 2016, the market value of these securities amounted to $7,466,983 or 10.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $54,976.
(b)	Illiquid Security. At April 30, 2016, the market value of these securities amounted to $1,365,492 or 2.0% of net assets.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2016. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of April 30, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At April 30, 2016, the market value of these securities amounted to $1,851,020 or 2.7% of net assets.
(o)	Discount Note Security. Effective rate calculated as of April 30, 2016.
(p)	Yield to maturity.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2016.

Glossary:

BRL	— Brazilian Real
CMO	— Collateralized Mortgage Obligation
EUR	— European Currency Unit
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
TBA	— To Be Announced; Security is subject to delayed delivery
TIPS	— Treasury Inflation Protected Security
USD	— U.S. Dollar

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

At April 30, 2016, the Fund had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 4/30/2016	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	41	June-16	$5,313,239	$5,332,563	$19,324
5 Year U.S. Treasury Notes	14	June-16	1,694,451	1,692,797	(1,654)
Euro-Bund	6	June-16	1,125,447	1,112,164	(13,283)

					$4,387

Sales
10 Year U.S. Treasury Notes	16	June-16	$2,085,294	$2,081,000	$4,294
90 Day Eurodollar	7	June-16	1,739,150	1,738,187	963
90 Day Eurodollar	7	September-16	1,736,613	1,736,350	263
90 Day Eurodollar	41	December-16	10,155,700	10,161,338	(5,638)
90 Day Eurodollar	7	March-17	1,731,537	1,733,900	(2,363)
Long Gilt Bond	1	June-16	176,536	174,754	1,782
U.S. Ultra Bond	4	June-16	697,335	685,375	11,960

					$11,261

					$15,648

At April 30, 2016, the Fund had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 5/3/16	Deutsche Bank AG	834	$242,479	$225,940	$16,539
Brazilian Real vs. U.S. Dollar, expiring 5/3/16	Deutsche Bank AG	582	169,090	161,922	7,168
Brazilian Real vs. U.S. Dollar, expiring 6/2/16	Deutsche Bank AG	834	240,026	229,062	10,964
Chinese Renminbi vs. U.S. Dollar, expiring 5/24/16	Bank of America	248	38,165	38,000	165
Chinese Renminbi vs. U.S. Dollar, expiring 5/24/16	Credit Suisse	261	40,282	40,265	17
Chinese Renminbi vs. U.S. Dollar, expiring 5/24/16	Deutsche Bank AG	196	30,192	30,136	56
Chinese Renminbi vs. U.S. Dollar, expiring 5/24/16	JPMorgan Chase Bank	3,285	506,152	494,000	12,152
Chinese Renminbi vs. U.S. Dollar, expiring 8/19/16	Bank of America	1,173	180,235	175,000	5,235
Chinese Renminbi vs. U.S. Dollar, expiring 8/19/16	Deutsche Bank AG	1,550	238,110	236,000	2,110
European Union Euro vs. U.S. Dollar, expiring 5/13/16	Bank of America	18	20,617	20,396	221
European Union Euro vs. U.S. Dollar, expiring 5/13/16	JPMorgan Chase Bank	239	273,745	272,496	1,249
Mexican Peso vs. U.S. Dollar, expiring 5/20/16	Credit Suisse	2,369	137,447	131,850	5,597
Taiwan Dollar vs. U.S. Dollar, expiring 5/24/16	JPMorgan Chase Bank	8,507	263,806	259,000	4,806

					$66,279

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 5/3/16	JPMorgan Chase Bank	502	$384,403	$381,696	$2,707
Australian Dollar vs. U.S. Dollar, expiring 6/2/16	JPMorgan Chase Bank	502	382,638	381,209	1,429
Brazilian Real vs. U.S. Dollar, expiring 5/3/16	Bank of America	582	164,000	169,090	(5,090)
Brazilian Real vs. U.S. Dollar, expiring 5/3/16	Deutsche Bank AG	834	231,202	242,479	(11,277)
Brazilian Real vs. U.S. Dollar, expiring 6/2/16	Deutsche Bank AG	582	160,497	167,380	(6,883)
Brazilian Real vs. U.S. Dollar, expiring 7/5/16	Bank of America	3,000	808,626	854,383	(45,757)
Brazilian Real vs. U.S. Dollar, expiring 10/4/16	JPMorgan Chase Bank	1,200	324,983	332,555	(7,572)
British Pound vs. U.S. Dollar, expiring 5/13/16	Bank of America	117	170,064	170,959	(895)
Canadian Dollar vs. U.S. Dollar, expiring 5/13/16	Bank of America	82	59,265	65,354	(6,089)
Chinese Renminbi vs. U.S. Dollar, expiring 5/24/16	Bank of America	9,892	1,472,399	1,524,160	(51,761)
Chinese Renminbi vs. U.S. Dollar, expiring 8/19/16	Bank of America	1,972	300,000	302,913	(2,913)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Chinese Renminbi vs. U.S. Dollar, expiring 8/19/16	Deutsche Bank AG	1,313	$200,000	$201,696	$(1,696)
European Union Euro vs. U.S. Dollar, expiring 5/13/16	JPMorgan Chase Bank	1,002	1,130,910	1,147,669	(16,759)
Japanese Yen vs. U.S. Dollar, expiring 5/2/16	Bank of America	45,700	402,182	429,511	(27,329)
Japanese Yen vs. U.S. Dollar, expiring 5/2/16	Bank of America	14,000	126,963	131,579	(4,616)
Japanese Yen vs. U.S. Dollar, expiring 5/6/16	Morgan Stanley	18,580	171,000	174,638	(3,638)
Japanese Yen vs. U.S. Dollar, expiring 6/2/16	JPMorgan Chase Bank	111,500	1,031,621	1,048,666	(17,045)
Taiwan Dollar vs. U.S. Dollar, expiring 5/24/16	JPMorgan Chase Bank	8,502	257,326	263,657	(6,331)

					$(211,515)

					$(145,236)

Options Written:

Options written for the six months ended April 30, 2016 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – November 1, 2015	21,326,000	$160,261
Options Written	17,100,079	153,760
Options Terminated in Closing Purchase Transactions	(29,826,022)	(209,127)
Options Expired	(30)	(12,026)
Options Exercised	—	—

Options Outstanding – April 30, 2016	8,600,027	$92,868

Inflation-Linked Swaps

	Rates Exchange
Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount		Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
Deutsche Bank AG	0.740%	1 month HICPXT Index	EUR	2,200,000	1/26/20	$16,678	$(49,709)	$(33,031)
Deutsche Bank AG	1 month UK-RPI	3.300%	GBP	240,000	11/15/30	(396)	17,002	16,606

						$16,282	$(32,707)	$(16,425)

Glossary:

HICPXT	— Harmonised Index of Consumer Prices ex Tobacco
UK-RPI	— United Kingdom Retail Price Index

Credit Default Swap Index Contracts-Sell Protection

Swap Counterparty	Reference Obligation	Contract Annual Fixed Rate	Notional Amount	Upfront Premium Received (Paid)	Maturity Date	Implied Credit Spread as of 4/30/16	Unrealized Appreciation/ (Depreciation)	Market Value
Bank of America	Volkswagen International Finance N.V.	1.000%	EUR 100,000	$(328)	12/20/16	0.380%	$918	$590

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Index Contracts-Sell Protection

Swap Counterparty	Reference Obligation	Contract Annual Fixed Rate	Notional Amount	Upfront Premium Received (Paid)	Maturity Date	Implied Credit Spread as of 4/30/16	Unrealized Appreciation/ (Depreciation)	Market Value
Credit Suisse	CDX North America High Yield Index	5.000%	$50,000	$176	12/20/20	4.291%	$1,513	$1,689
Credit Suisse	CDX North America High Yield Index	5.000	100,000	28	12/20/20	4.291	3,348	3,376
Credit Suisse	CDX North America High Yield Index	5.000	100,000	(14)	12/20/20	4.291	3,390	3,376
Credit Suisse	CDX North America High Yield Index	5.000	100,000	801	12/20/20	4.291	2,575	3,376
Credit Suisse	CDX North America High Yield Index	5.000	100,000	874	12/20/20	4.291	2,502	3,376
Credit Suisse	CDX North America High Yield Index	5.000	100,000	309	12/20/20	4.291	3,067	3,376
Credit Suisse	CDX North America High Yield Index	5.000	100,000	(846)	12/20/20	4.291	4,222	3,376

				$1,328			$20,617	$21,945

Interest Rate Swaps

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount	Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
	Rates Type
Bank of America	1 Day CDI	12.230%	BRL 5,113,578	1/4/21	$20,192	$(38,523)	$(18,331)
Credit Suisse	1 Day CDI	12.560%	445,947	1/4/21	(88)	2,611	2,523
Deutsche Bank AG	14.080%	1 Day CDI	53,209	1/4/21	—	(1,393)	(1,393)

					$20,104	$(37,305)	$(17,201)

Glossary:

CDI	— Interbank Certificate of Deposit

Centrally Cleared Interest Rate Swaps

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount		Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
	Rates Type
Credit Suisse	0.300% semi-annually	6 month LIBOR semi-annually	JPY	50,000,000	3/18/26	$(6,514)	$(1,324)	$(7,838)
Credit Suisse	2.250% semi-annually	6 month LIBOR semi-annually	GBP	100,000	3/16/46	(8,505)	(7,969)	(16,474)
Credit Suisse	0.300% semi-annually	6 month LIBOR semi-annually	JPY	40,000,000	3/18/26	(3,928)	(2,342)	(6,270)
Goldman Sachs & Co.	2.500% semi-annually	3 month LIBOR quarterly		$100,000	6/15/46	(7,193)	805	(6,388)
Goldman Sachs & Co.	2.500% semi-annually	3 month LIBOR quarterly		200,000	6/15/46	(16,918)	4,142	(12,776)
Goldman Sachs & Co.	2.500% semi-annually	3 month LIBOR quarterly		800,000	6/15/46	(67,930)	16,827	(51,103)
Goldman Sachs & Co.	2.500% semi-annually	3 month LIBOR quarterly		150,000	6/15/46	(15,453)	5,871	(9,582)
Morgan Stanley	2.000% semi-annually	6 month LIBOR semi-annually	GBP	400,000	3/18/22	(5,202)	(21,647)	(26,849)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount		Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
	Rates Type
UBS AG	3 month LIBOR quarterly	2.000% semi-annually		$700,000	12/16/20	$11,409	$18,145	$29,554
UBS AG	1.750% semi-annually	3 month LIBOR quarterly		7,000,000	12/16/18	(50,877)	(127,465)	(178,342)
UBS AG	2.500% semi-annually	3 month LIBOR quarterly		200,000	6/15/46	(14,577)	1,801	(12,776)
UBS AG	5.150% monthly	4 Week TIIE monthly	MXN	400,000	2/12/21	—	131	131
UBS AG	3 month LIBOR quarterly	2.000% semi-annually		$700,000	12/16/20	15,798	13,756	29,554
UBS AG	2.500% semi-annually	3 month LIBOR quarterly		200,000	6/15/46	(13,006)	230	(12,776)
UBS AG	2.000% semi-annually	3 month LIBOR quarterly		2,600,000	6/15/23	(91,629)	2,139	(89,490)
UBS AG	2.500% semi-annually	3 month LIBOR quarterly		100,000	6/15/46	(3,818)	(2,570)	(6,388)
UBS AG	2.500% semi-annually	3 month LIBOR quarterly		100,000	6/15/46	(7,213)	825	(6,388)
UBS AG	2.500% semi-annually	3 month LIBOR quarterly		200,000	6/15/46	(13,208)	432	(12,776)
UBS AG	2.500% semi-annually	3 month LIBOR quarterly		200,000	6/15/46	(14,630)	1,854	(12,776)
UBS AG	4 Week TIIE monthly	5.780% monthly	MXN	3,000,000	10/6/22	360	995	1,355
UBS AG	4 Week TIIE monthly	5.780% monthly		500,000	10/6/22	75	151	226
UBS AG	2.250% semi-annually	3 month LIBOR quarterly		$2,800,000	6/15/26	14,960	(151,942)	(136,982)
UBS AG	2.250% semi-annually	3 month LIBOR quarterly		400,000	6/15/26	3,366	(22,935)	(19,569)
UBS AG	1.250% semi-annually	3 month LIBOR quarterly		11,200,000	6/15/18	17,914	(85,439)	(67,525)
UBS AG	2.500% semi-annually	3 month LIBOR quarterly		150,000	6/15/46	(1,436)	(8,146)	(9,582)
UBS AG	1.750% semi-annually	3 month LIBOR quarterly		600,000	12/14/17	(3,287)	(1,427)	(4,714)
UBS AG	5.170% monthly	4 Week TIIE monthly	MXN	500,000	2/12/21	—	144	144
UBS AG	2.300% semi-annually	3 month LIBOR quarterly		$700,000	12/3/25	—	(45,282)	(45,282)
UBS AG	4 Week TIIE monthly	5.780% monthly	MXN	7,400,000	9/29/22	490	3,066	3,556
UBS AG	2.500% semi-annually	3 month LIBOR quarterly		$100,000	6/15/46	(4,273)	(2,115)	(6,388)

						$(285,225)	$(409,289)	$(694,514)

Glossary:

TIIE	— Interbank Equilibrium Interest Rate

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$14,412,082	$—	$14,412,082
Non-Agency CMO	—	12,930,973	—	12,930,973
Centrally Cleared Credit Default Swaps	—	20,617	—	20,617
Centrally Cleared Interest Rate Swaps	—	71,314	—	71,314
Corporate Bonds
Consumer Discretionary	—	606,390	—	606,390
Consumer Staples	—	433,338	—	433,338
Energy	—	986,439	—	986,439
Financials	—	7,737,354	—	7,737,354
Health Care	—	1,333,883	—	1,333,883
Industrials	—	810,958	—	810,958
Information Technology	—	309,219	—	309,219
Telecommunication Services	—	1,000,278	—	1,000,278
Utilities	—	874,084	—	874,084
Credit Default Swaps	—	918	—	918
Forward Currency Contracts	—	70,415	—	70,415
Futures	38,586	—	—	38,586
Government Securities
Agency CMO	—	6,845,167	66,056	6,911,223
Foreign Governments	—	2,299,585	—	2,299,585
Municipal Bonds	—	263,884	—	263,884
U.S. Treasuries	—	7,595,397	—	7,595,397
Inflation-linked Swaps	—	17,002	—	17,002
Interest Rate Swaps	—	2,611	—	2,611
Options Purchased
Interest Rate Swaptions Purchased	—	66,309	—	66,309
Put Options Purchased	—	11,924	—	11,924
Short-Term Investments	—	9,009,374	—	9,009,374

Total Assets	$38,586	$67,709,515	$66,056	$67,814,157

Liabilities:
Centrally Cleared Interest Rate Swaps	$—	$(480,603)	$—	$(480,603)
Forward Currency Contracts	—	(215,651)	—	(215,651)
Futures	(22,938)	—	—	(22,938)
Government Securities
Agency CMO	—	(2,702,516)	—	(2,702,516)
Inflation-linked Swaps	—	(49,709)	—	(49,709)
Interest Rate Swaps	—	(39,916)	—	(39,916)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Options Written
Call Options Written	$(618)	$—	$—	$(618)
Interest Rate Swaptions Written	—	(84,950)	—	(84,950)
Put Options Written	(8,618)	(64)	—	(8,682)

Total Liabilities	$(32,174)	$(3,573,409)	$—	$(3,605,583)

Total	$6,412	$64,136,106	$66,056	$64,208,574

(a)	A security with a market value of $152,272 transferred from Level 3 to Level 2 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the six months ended April 30, 2016.

Fair Values of Derivative Instruments as of April 30, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument*^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$195,822
Foreign exchange contracts	Receivables	82,339
Credit contracts	Receivables	21,535

Total		$299,696

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(687,352)
Foreign exchange contracts	Payables	(215,715)
Credit contracts	Payables	—

Total		$(903,067)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$48,921	$70,499	$—	$(521,794)	$(402,374)
Foreign exchange contracts	20,812	—	(70,044)	—	(49,232)
Credit contracts	6,043	—	—	(4,142)	1,901

Total	$75,776	$70,499	$(70,044)	$(525,936)	$(449,705)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(1,893)	$(3,258)	$—	$332,422	$327,271
Foreign exchange contracts	(2,113)	—	(106,261)	—	(108,374)
Credit contracts	(1,372)	—	—	(16,058)	(17,430)

Total	$(5,378)	$(3,258)	$(106,261)	$316,364	$201,467

* Includes cumulative appreciation / depreciation of futures contracts and centrally cleared swaps as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

^ The Fund held options, forward foreign currency, futures and swap contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016 (Unaudited)

The Fund held forward foreign currency contracts with an average settlement value of approximately $12,874,000, options with an average notional balance of approximately $187,000, swaps with an average notional balance of approximately $59,246,000 and futures contracts with an average notional balance of approximately $26,082,000, during the six months ended April 30, 2016.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of April 30, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$75,852	$(75,852)	$—	$—
Credit Suisse	8,225	—	—	8,225
Deutsche Bank AG	53,839	(53,839)	—	—
JPMorgan Chase Bank	31,263	(31,263)	—	—

Total	$169,179	$(160,954)	$—	$8,225

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$242,845	$(75,852)	$299,000	$(132,007)
Deutsche Bank AG	70,958	(53,839)	—	17,119
JPMorgan Chase Bank	72,849	(31,263)	—	41,586
Morgan Stanley	3,638	—	—	3,638

Total	$390,290	$(160,954)	$299,000	$(69,664)

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the six months ended April 30, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$53,940,840
Long-term U.S. government debt securities	5,369,485

$59,310,325

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$44,579,665
Long-term U.S. government debt securities	1,733,033

$46,312,698

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$974,778
Aggregate gross unrealized depreciation	(600,355)

Net unrealized appreciation	$374,423

Federal income tax cost of investments	$67,218,271

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

ASSETS
Investments at value (Cost $67,217,533)	$67,592,694
Cash	896,245
Foreign cash (Cost $79,768)	81,528
Cash held as collateral at broker	568,000
Receivable for forward commitments	2,703,844
Receivable for securities sold	2,181,972
Dividends, interest and other receivables	246,816
Variation Margin on Centrally Cleared Swaps	132,950
Due from Custodian	75,224
Unrealized appreciation on forward foreign currency contracts	70,415
Receivable for Fund shares sold	30,000
Due from broker for futures variation margin	20,708
Market value on OTC swap contracts (Premiums received $812)	19,719
Deferred offering cost	5,058
Other assets	1,923

Total assets	74,627,096

LIABILITIES
Securities sold short (Proceeds received $2,703,844)	2,702,516
Payable for securities purchased	2,643,589
Unrealized depreciation on forward foreign currency contracts	215,651
Dividends and distributions payable	176,338
Options written, at value (Premiums received $92,868)	94,250
Payable for return of cash collateral on forward contracts	60,000
Market value on OTC swap contracts (Premiums paid $36,870)	52,755
Investment management fees payable	25,875
Administrative fees payable	8,414
Transfer agent fees payable	498
Trustees’ fees payable	416
Distribution fees payable - Class R	40
Distribution fees payable - Class A	21
Accrued expenses	8,707

Total liabilities	5,989,070

NET ASSETS	$68,638,026

Net assets were comprised of:
Paid in capital	$70,082,513
Accumulated undistributed net investment income (loss)	(321,695)
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	(909,045)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures, swaps and foreign currency translations	(213,747)

Net assets	$68,638,026

Class A
Net asset value and redemption price per share, $104,425 / 10,670 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.79
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share	$10.25

Class I
Net asset value and redemption price per share, $68,435,776 / 6,988,704 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.79

Class R
Net asset value and redemption price per share, $97,825 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.78

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Interest	$850,969

EXPENSES
Investment management fees	271,759
Professional fees	76,116
Administrative fees	50,955
Printing and mailing expenses	20,437
Custodian fees	15,325
Offering costs	13,741
Registration and filing fees	13,630
Transfer agent fees	10,453
Trustees’ fees	4,115
Distribution fees - Class R	242
Distribution fees - Class A	127
Miscellaneous	21,820

Gross expenses	498,720
Less: Waiver from investment adviser	(108,064)

Net expenses	390,656

NET INVESTMENT INCOME (LOSS)	460,313

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(6,969)
Futures	70,499
Foreign currency transactions	(49,436)
Swaps	(525,936)
Options written	136,293
Securities sold short	(64,117)

Net realized gain (loss)	(439,666)

Change in unrealized appreciation (depreciation) on:
Investments	356,408
Futures	(3,258)
Foreign currency translations	(95,731)
Swaps	316,364
Options written	(22,575)
Securities sold short	(9,922)

Net change in unrealized appreciation (depreciation)	541,286

NET REALIZED AND UNREALIZED GAIN (LOSS)	101,620

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$561,933

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$460,313	$141,092
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(439,666)	(405,468)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	541,286	(755,033)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	561,933	(1,019,409)

DIVIDENDS :
Dividends from net investment income
Class A	(1,065)	(256)
Class I	(773,705)	(219,894)
Class R	(907)	(199)

TOTAL DIVIDENDS:	(775,677)	(220,349)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 662 and 10,000 shares, respectively ]	6,479	100,000
Capital shares issued in reinvestment of dividends[ 8 and 0 shares, respectively ]	74	—

Total Class A transactions	6,553	100,000

Class I
Capital shares sold [ 7,799 and 6,980,847 shares, respectively ]	75,993	69,808,418
Capital shares issued in reinvestment of dividends[ 57 and 1 shares, respectively ]	558	6

Total Class I transactions	76,551	69,808,424

Class R
Capital shares sold [ 0 and 10,000 shares, respectively ]	—	100,000

Total Class R transactions	—	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	83,104	70,008,424

TOTAL INCREASE (DECREASE) IN NET ASSETS	(130,640)	68,768,666
NET ASSETS:
Beginning of period	68,768,666	—

End of period (a)	$68,638,026	$68,768,666

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(321,695)	$(6,331)

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.01
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.02	(0.16)

Total from investment operations	0.07	(0.15)

Less distributions:
Dividends from net investment income	(0.10)	(0.03)

Net asset value, end of period	$9.79	$9.82

Total return (b)	0.73%	(1.54)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$104	$98
Ratio of expenses to average net assets:
After waivers (a)	1.40%	1.40%
Before waivers (a)	1.72%	1.62%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.11%	0.37	%(l)
Before waivers (a)	0.79%	0.15	%(l)
Portfolio turnover rate (z)^	79%	77%

Class I	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.02
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.01	(0.17)

Total from investment operations	0.08	(0.15)

Less distributions:
Dividends from net investment income	(0.11)	(0.03)

Net asset value, end of period	$9.79	$9.82

Total return (b)	0.84%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$68,436	$68,572
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%
Before waivers (a)	1.47%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.36%	0.68	%(l)
Before waivers (a)	1.04%	0.47	%(l)
Portfolio turnover rate (z)^	79%	77%

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Six Months Ended April 30, 2016 (Unaudited)	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	—	#
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.01	(0.16)

Total from investment operations	0.05	(0.16)

Less distributions:
Dividends from net investment income	(0.09)	(0.02)

Net asset value, end of period	$9.78	$9.82

Total return (b)	0.53%	(1.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98	$98
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%
Before waivers (a)	1.97%	1.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.86%	0.12	%(l)
Before waivers (a)	0.54%	(0.11	)%(l)
Portfolio turnover rate (z)^	79%	77%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (Unaudited)

Note 1	Organization and Significant Accounting Policies

1290 Funds (the “Trust”) was organized as a Delaware statutory trust on March 1, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with nine diversified funds in operation (each a “Fund” and collectively, the “Funds”). The investment adviser to each Fund is AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® (“1290 Asset Managers” or “FMG LLC” or the “Adviser”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

The total amount of seed capital at the Funds’ commencement of operations is listed below:

Funds:	Commencement Date	Class	Seed Capital
1290 Convertible Securities	7/6/15	Class A	$100,000
1290 Convertible Securities	7/6/15	Class I	19,800,000
1290 Convertible Securities	7/6/15	Class R	100,000
1290 DoubleLine Dynamic Allocation	3/7/16	Class A	100,000
1290 DoubleLine Dynamic Allocation	3/7/16	Class I	49,800,000
1290 DoubleLine Dynamic Allocation	3/7/16	Class R	100,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class A	780,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class C	260,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class I	780,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class R	780,000
1290 Global Equity Managers	7/6/15	Class A	100,000
1290 Global Equity Managers	7/6/15	Class I	29,800,000
1290 Global Equity Managers	7/6/15	Class R	100,000
1290 Global Talents	4/11/16	Class A	100,000
1290 Global Talents	4/11/16	Class I	19,800,000
1290 Global Talents	4/11/16	Class R	100,000
1290 High Yield Bond	11/12/14	Class A	9,030,000
1290 High Yield Bond	11/12/14	Class C	3,010,000
1290 High Yield Bond	11/12/14	Class I	9,030,000
1290 High Yield Bond	11/12/14	Class R	9,030,000
1290 Multi-Alternative Strategies	7/6/15	Class A	100,000
1290 Multi-Alternative Strategies	7/6/15	Class I	9,800,000
1290 Multi-Alternative Strategies	7/6/15	Class R	100,000
1290 SmartBeta Equity	11/12/14	Class A	3,030,000
1290 SmartBeta Equity	11/12/14	Class C	1,010,000
1290 SmartBeta Equity	11/12/14	Class I	3,030,000
1290 SmartBeta Equity	11/12/14	Class R	3,030,000
1290 Unconstrained Bond Managers	7/6/15	Class A	100,000
1290 Unconstrained Bond Managers	7/6/15	Class I	35,800,000
1290 Unconstrained Bond Managers	7/6/15	Class R	100,000

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each a “Sub-Adviser”) independently chooses and maintains a portfolio of securities for their respective Fund.

The 1290 Multi-Alternative Strategies Fund is a type of mutual fund often described as a “fund-of-funds”. The 1290 Multi-Alternative Strategies pursues its investment objective by investing exclusively in other unaffiliated investment companies or exchange-traded funds.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

The Trust issues four classes of shares, Class A, Class C, Class I and Class R on behalf of the following nine Funds: 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Equity Managers Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and 1290 Unconstrained Bond Managers Fund. Class C shares currently are not offered for sale.

The Class A, Class C and Class R shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple-class distribution system, all four classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan.

Additionally, Class A shares are sold at a maximum front-end sales charge of up to 4.50% for 1290 Convertible Securities Fund, 1290 High Yield Bond Fund and 1290 Unconstrained Bond Managers Fund, and up to 5.50% for 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Equity Managers Fund, 1290 Global Talents Fund, 1290 Multi-Alternative Strategies Fund and 1290 SmartBeta Equity Fund. Class A shares sold without a front-end sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% of the lesser of net asset value (“NAV”) of the redeemed shares at the time of purchase or the NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase. Class C shares are subject to a CDSC of 1% of the lesser of NAV of the redeemed shares at the time of purchase or the NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase.

1290 High Yield Bond Fund shares that are held for one month or less are subject to a 2.00% redemption fee based on the current NAV on all classes subject to certain exceptions as described in the Fund’s prospectus. No such redemption fees were assessed during the period ended April 30, 2016.

The investment objectives of each Fund are as follows:

1290 Convertible Securities Fund (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

1290 DoubleLine Dynamic Allocation (sub-advised by DoubleLine Capital LP) — Seeks to achieve total return from long-term capital appreciation and income.

1290 GAMCO Small/Mid Cap Value Fund (sub-advised by GAMCO Asset Management Inc.) — Seeks to maximize capital appreciation.

1290 Global Equity Managers Fund (sub-advised by OppenheimerFunds, Inc. and Templeton Investment Counsel, LLC) — Seeks to achieve long-term growth of capital.

1290 Global Talents (sub-advised by AXA Investment Managers, Inc. (“AXA IM”), an affiliate of 1290 Asset Managers) — Seeks to provide long-term capital growth.

1290 High Yield Bond Fund (sub-advised by AXA IM) — Seeks to maximize current income.

1290 Multi-Alternative Strategies Fund — Seeks long-term growth of capital.

1290 SmartBeta Equity Fund (sub-advised by AXA Rosenberg Investment Management LLC, an affiliate of 1290 Asset Managers) — Seeks to achieve long-term capital appreciation.

1290 Unconstrained Bond Managers Fund (sub-advised by Pacific Investment Management Company LLC and TCW Investment Management Company) — Seeks to achieve maximum current income and total return over a full market cycle through opportunistic sector allocation.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Fund will be valued at the NAV of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Centrally cleared swaps are priced using the value determined by the central counterparty (“CCP”) at the end of the day. If the CCP price is unavailable, a price provided by an approved pricing service will be used.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations. Forward foreign exchange contracts may be settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

During the six months ended April 30, 2016, 1290 GAMCO Small/Mid Cap Value, 1290 Global Equity Managers, the 1290 Global Talents Fund and the 1290 Unconstrained Bond Managers Fund held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Fund, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Fund reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Funds’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Fund.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Funds. The Board has delegated the responsibility of calculating the NAVs of the Funds and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

A summary of inputs used to value each Fund’s assets and liabilities carried at fair value as of April 30, 2016 is included in the Portfolios of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Funds’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Fund. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Sub-Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from the pricing agents. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements and any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Fund’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of NAV for each applicable Fund when the Adviser deems that the particular event or circumstance would materially affect such Fund’s NAV. None of the Funds applied these procedures on April 30, 2016.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Allocation of Expenses and Income:

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods.

The Funds had Offering costs during the year ended October 31, 2015 as follows:

Funds:	Offering Costs
1290 Convertible Securities	$27,366
1290 GAMCO Small/Mid Cap Value	24,398
1290 Global Equity Managers	27,278
1290 High Yield Bond	24,875
1290 Multi-Alternative Strategies	27,805
1290 SmartBeta Equity	24,439
1290 Unconstrained Bond Managers	27,633

Additionally, the Funds had Offering costs during the six months ended April 30, 2016 as follows:

Funds:	Offering Costs
1290 Global Talents	$9,250
1290 DoubleLine Dynamic Allocation	22,789

Offering costs incurred in connection with the offering of shares of the Funds will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Funds commencement of public offering of shares.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class-specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on a Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations

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NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

of the Funds. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal, State and local income tax provision are required.

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2015 the Funds did not incur any interest or penalties. The tax year for the year ended October 31, 2015 remains subject to examination by the Internal Revenue Service, State and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Funds (1290 Convertible Securities Fund, 1290 High Yield Bond Fund and 1290 Unconstrained Bond Managers Fund declare and distribute monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The tax character of distributions for the year ended October 31, 2015 and the tax composition of undistributed ordinary income and undistributed long term gains for the year ended October 31, 2015 are presented in the following table. For the Funds, the cumulative timing differences related to the tax composition of undistributed ordinary income and long term gains are primarily due to Distributions Payable (1290 High Yield Bond) and Losses Carried Forward (1290 High Yield Bond and 1290 Unconstrained Bond Managers).

	Year Ended October 31, 2015
Funds:	Distributed Ordinary Income	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long-Term Gains
1290 Convertible Securities	$79,871	$64,906	$—
1290 GAMCO Small/Mid Cap Value	18,854	118,272	203
1290 Global Equity Managers	—	34,029	—
1290 High Yield Bond	1,820,139	239,013	—
1290 Multi-Alternative Strategies	—	2,002	—
1290 SmartBeta Equity	30,060	127,923	—
1290 Unconstrained Bond Managers	220,349	28,490	—

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The following Funds have losses incurred that will be carried forward under the provisions of the RIC Mod Act as follows:

	Losses Carried Forward
Funds:	Short-Term	Long-Term
1290 Convertible Securities	$51,837	$—
1290 Global Equity Managers	95,125	—
1290 High Yield Bond	492,343	—
1290 SmartBeta Equity	26,147	—
1290 Unconstrained Bond Managers	278,307	21,356

Sale-Buybacks:

A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Fund’s Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Fund’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Fund’s Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. None of the Funds had open sale-buybacks at April 30, 2016.

Accounting for Derivative Instruments:

Following is a description of how and why the Funds use derivative instruments, the type of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments because the Funds account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Fund’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Fund’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Funds write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is

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NOTES TO FINANCIAL STATEMENTS (Continued)

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subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Funds may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its Fund without actually selling the security. In addition, the Funds will continue to receive interest or dividend income on the security. The Funds may also purchase call options on securities to protect against substantial increases in prices of securities that Funds intend to purchase pending their ability to invest in an orderly manner in those securities. The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Funds are rights to buy, or sell a futures contract for a set price in the future. Certain Funds buy or sell futures contracts for the purpose of protecting their Fund securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Fund’s basis in the contract. Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade.

A Fund may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Funds may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Fund’s other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Funds that is greater than if the Funds had engaged solely in transactions that settle in the customary time.

The Funds may be exposed to foreign currency risks associated with Fund investments. During the reporting period, the Funds entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

A Fund may purchase foreign currency on a spot (or cash) basis. In addition, a Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to-market”. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Funds. The Sub-Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. There is potential for swaps to be illiquid. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund may value the credit default swap at its notional amount in applying certain of the Fund’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

Market and Credit Risk:

A Fund’s investments in financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, forward commitments and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline the value of certain fixed-income securities held by a Fund generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Fund generally declines. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements.

Foreign (non U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

Forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities or other transactions, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Funds may invest in below investment grade high-yield securities (“junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Offsetting Assets and Liabilities:

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2:	Agreements

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser supervises the investment program for each Fund in accordance with each Fund’s investment objectives, policies and restrictions. The Adviser is paid a fee for these services. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets, at an annual rate of:

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 GAMCO Small/Mid Cap Value	0.750	0.700	0.675	0.650	0.625
1290 Global Equity Managers	0.800	0.750	0.725	0.700	0.675
1290 Global Talents	0.800	0.750	0.725	0.700	0.675
1290 SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

	(as a percentage of average daily net assets)
Fund:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Multi-Alternative Strategies	0.500%	0.490%	0.480%	0.470%

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Thereafter
1290 Convertible Securities	0.700%	0.680%	0.660%
1290 High Yield Bond	0.600	0.580	0.560
1290 Unconstrained Bond Managers	0.800	0.780	0.760

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

On behalf of the Trust, the Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Funds to: (i) continuously furnish investment programs for the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of providing investment sub-advisory services to the Funds, including the fees of the Sub-Advisers of each Fund.

In addition to the advisory fee, each Fund pays the Administrator its proportionate share of an asset-based administration fee, which is equal to an annual rate of the greater of 0.15% of each Fund’s average daily net assets, or $30,000 per Fund (or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable). The Administrator has contracted with the Sub-Administrator to provide, pursuant to a sub-administration agreement, the Funds with certain administrative services, including monitoring of Fund compliance and Fund accounting services.

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS” or the “Distributor”), under which ALPS serves as Distributor for each Fund’s Class A, Class C, Class I and Class R shares. The Board has approved Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, and Class R shares for each Fund. Pursuant to the Distribution Plans, the Funds will pay the Distributor annual fees at the following rates:

Share Class:	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class C*	1.00
Class R	0.50

*	The Distribution Fees for Class C shares are currently being waived. This waiver is voluntary and could be eliminated at any time.

The Trust, on behalf of the Funds, has entered into a Transfer Agency and Service Agreement (the “Transfer Agency Agreement”) with Boston Financial Data Services (“BFDS”). Pursuant to the Transfer Agency Agreement, BFDS is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the Trust, and the payment of dividends and distributions payable by the Funds. Under the Transfer Agency Agreement, BFDS receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month.

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Fund securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Fund’s account, cash, securities and other assets of the Funds. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Fund securities purchased outside the United States are maintained in the custody of these entities.

The Trust, on behalf of the Funds, has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with 1290 Asset Managers whereby 1290 Asset Managers has contractually agreed to waive fees and/or reduce its fees to the extent that the aggregate expenses incurred by a Fund in any fiscal year, including but not limited to organizational and offering costs

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

and investment advisory fees of the Adviser (but excluding interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Fund invests, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of such Fund’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit of:

	Total Expense Limited to (% of daily net assets)
Funds:	Class A	Class C	Class I	Class R
1290 Convertible Securities	1.05%	1.05%	1.05%	1.05%
1290 DoubleLine Dynamic Allocation	1.00	1.00	1.00	1.00
1290 GAMCO Small/Mid Cap Value	1.10	1.10	1.10	1.10
1290 Global Equity Managers	1.15	1.15	1.15	1.15
1290 Global Talents	1.15	1.15	1.15	1.15
1290 High Yield Bond	0.85	0.85	0.85	0.85
1290 Multi-Alternative Strategies*	1.40	1.40	1.40	1.40
1290 SmartBeta Equity	1.10	1.10	1.10	1.10
1290 Unconstrained Bond Managers	1.15	1.15	1.15	1.15

*	Includes fees and expenses of other investment companies in which the Fund invests.

Prior to March 1, 2016 the following expense limitations were as follows:

	Total Expense Limited to (% of daily net assets)
Fund:	Class A	Class C	Class I	Class R
1290 High Yield Bond	0.80%	0.80%	0.80%	0.80%

1290 Asset Managers first waives its advisory fees, then waives its administration fees, and then reimburses the Fund’s expenses out of its own resources. Each Fund may at a later date reimburse to 1290 Asset Managers the advisory fees waived or other expenses assumed and paid for by 1290 Asset Managers pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations of the Fund, will be based on the earliest fees waived or assumed by 1290 Asset Managers. During the period ended April 30, 2016, 1290 Asset Managers did not receive recoupment for any of the Funds within the Trust. At April 30, 2016, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible Through				Total Eligible for Reimbursement
Funds:	2016	2017	2018	2019
1290 Convertible Securities	$—	$—	$79,383	$78,801	$158,184
1290 DoubleLine Dynamic Allocation	—	—	—	27,701	27,701
1290 GAMCO Small/Mid Cap Value	—	—	256,568	69,763	326,331
1290 Global Equity Managers	—	—	80,380	78,556	158,936
1290 Global Talents	—	—	—	7,127	7,127
1290 High Yield Bond	—	—	398,213	95,854	494,067
1290 Multi-Alternative Strategies	—	—	67,806	68,873	136,679
1290 SmartBeta Equity	—	—	283,924	69,979	353,903
1290 Unconstrained Bond Managers	—	—	80,587	108,064	188,651

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016 (Unaudited)

During the period ended April 30, 2016, the Distributor voluntarily waived distribution fees for the Funds’ Class C shares. These amounts as follows are not eligible for recoupment:

Funds:	Voluntary Waivers
1290 GAMCO Small/Mid Cap Value	$1,087
1290 High Yield Bond	10,946
1290 SmartBeta Equity	4,196

If during a Fund’s fiscal year, Fund Operating Expenses, including all organizational expenses, that at any time during the prior three fiscal years (prior one year after commencement of operations with respect to organizational expenses) received a fee waiver or reduction from 1290 Asset Managers, are less than the percentage limits mentioned above, 1290 Asset Managers is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or reduced and (b) the amount by which the expense limit for that share class exceeds the Fund Operating Expenses of the share class for the current fiscal year.

Note 3	Sales Charges

The Distributor received sales charges on the Fund’s Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Fund’s Class A and Class C shares. The Distributor has advised the Funds that for the period ended April 30, 2016, the proceeds retained from sales and redemptions are as follows:

	Class A		Class C Contingent Deferred Sales Charge
Funds:	Front End Sales Charge	Contingent Deferred Sales Charge
1290 Convertible Securities	$1,780	$—	$—
1290 DoubleLine Dynamic Allocation	3,901	—	—
1290 GAMCO Small/Mid Cap Value	5,295	—	—
1290 High Yield Bond	1,284	—	—
1290 Multi-Alternative Strategies	1,831	—	—
1290 SmartBeta Equity	1,838	—	—
1290 Unconstrained Bond Managers	272	—	—

Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

Note 4	Percentage of Ownership by Affiliates

At April 30, 2016, 1290 Asset Managers held investments in each of the Funds as follows:

Funds:	Percentage of Ownership
1290 Convertible Securities	96.5%
1290 Doubleline Dynamic Allocation	99.7
1290 GAMCO Small/Mid Cap Value	43.2
1290 Global Equity Managers	99.9
1290 Global Talents Fund	100.0
1290 High Yield Bond	98.3
1290 Multi-Alternative Strategies	91.4
1290 SmartBeta Equity	96.0
1290 Unconstrained Bond Managers	99.9

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Concluded)

April 30, 2016 (Unaudited)

Note 5	Subsequent Events

The Adviser evaluated subsequent events from April 30, 2016, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

On June 14-15, 2016, the Trust’s Board of Trustees approved a Plan of Liquidation and Termination under which 1290 Global Equity Managers Fund will liquidate and terminate. It is expected that the liquidation will take place on or about July 18, 2016.

Note 6	Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of EQ Advisors Trust (a separate Trust) advised by the Adviser. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to the Adviser and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief and in December 2011, the Defendants filed a motion to dismiss the Amended Complaint. In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint.

In January 2013, a second lawsuit against the Adviser was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of certain Portfolios of EQ Advisors Trust advised by the Adviser. The Sanford Litigation does not involve any of the Funds. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to the Adviser in its capacity as the Administrator of the EQ Advisors Trust (a separate Trust). The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts n the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio, a portfolio of EQ Advisors Trust, as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts. In August 2015, the Court denied Plaintiffs’ motions in limine and also denied both parties’ motions for summary judgment. The trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments occurred in June 2016 following post-trial briefing.

None of the Funds within the Trust are a party to the Sivolella or Sanford Litigations and any potential damages would be the responsibility of the Defendants. Therefore, no liability for litigation relating to these matters has been accrued in the financial statements of the Funds.

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2016 (UNAUDITED)

At a meeting held on December 9-10, 2015, the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Advisory Agreement”) with AXA Equitable Funds Management Group, LLC (d/b/a 1290 Asset Managers) (“1290 Asset Managers” or the “Adviser”) and an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and DoubleLine Capital LP (together with its affiliate DoubleLine Equity LP, “DoubleLine” or the “Sub-Adviser”) with respect to the 1290 DoubleLine Dynamic Allocation Fund, a newly-created fund of the Trust that commenced operations on March 8, 2016.

The Board noted that the Trust is an affiliated investment company of EQ Advisors Trust, which is also managed by the Adviser, and that all of the Board members also currently serve on the Board of Trustees of EQ Advisors Trust. The Board also noted that the proposed Sub-Adviser currently serves as investment sub-adviser for one or more portfolios, or allocated portion(s) of portfolio(s), of EQ Advisors Trust. The Board members also noted that, in their capacities as Trustees of EQ Advisors Trust, they had most recently approved a sub-advisory agreement between the Adviser and DoubleLine with respect to a portfolio of EQ Advisors Trust at a meeting held on March 3-4, 2015.

In reaching its decision to approve each Agreement with respect to the Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to the Fund and each Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the proposed Sub-Adviser and, where applicable, their respective affiliates; (2) information regarding the risk/return profile of the Fund; (3) the level of the Fund’s proposed advisory fee and sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (5) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Adviser, the proposed Sub-Adviser, and their respective affiliates. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees in connection with the meeting. The Board also took into account information provided to the Trustees at prior Board meetings. The Board also took into account information relating to the Adviser and the proposed Sub-Adviser provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, at prior meetings of the Board of Trustees of EQ Advisors Trust, and the Trustees noted their experience and familiarity with the Adviser, the proposed Sub-Adviser, and the other funds of the Trust derived from their years of service on the Boards of EQ Advisors Trust and the Trust. The information provided to the Trustees described, among other things, the Fund’s investment strategies and risks, the services to be provided by the Adviser and the proposed Sub-Adviser, as well as the Adviser’s and the proposed Sub-Adviser’s investment personnel, proposed advisory and sub-advisory fees, expense ratios, risk/return profile information, expense limitation arrangements, and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Agreements and the information provided. The Independent Trustees met in advance of, and in executive session during, the meeting at which the Board approved the Agreements to review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. In approving the Agreements, the Board, including the Independent Trustees, determined that the proposed advisory and sub-advisory fees were fair and reasonable and that the approval of the Agreements was in the best interests of the Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Fund and its shareholders by the Adviser, the proposed Sub-Adviser and, where applicable, their respective affiliates. The Board also considered the Adviser’s and the proposed Sub-Adviser’s responsibilities with respect to the Fund.

With respect to the Adviser, the Board considered that the Adviser would be responsible for, among other things, developing investment strategies for the Fund; researching, conducting “due diligence” on, selecting and monitoring the proposed Sub-Adviser; overseeing the proposed Sub-Adviser’s selection of investments for the Fund; monitoring and evaluating the performance of the Fund; monitoring the investment operations and composition of the Fund and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Fund among the proposed Sub-Adviser and other applicable parties; and implementing Board directives as they relate to the Fund. The Board also considered information regarding the Adviser’s process for selecting and monitoring the proposed Sub-Adviser, as well as information regarding the backgrounds of the personnel who would perform those functions with respect to the Fund. The Board also considered that the Adviser’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding the Adviser’s ongoing risk management activities. The Board also considered that the Adviser has assumed significant entrepreneurial and other risk in launching and sponsoring the Fund. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Adviser also was based, in part, on (i) the Board’s experience and familiarity with the Adviser serving as the investment adviser for the other funds of the Trust, and on periodic reports provided to the Board regarding the services provided by the Adviser to those other funds, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser serving as the investment manager for portfolios of EQ Advisors Trust, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the Adviser to those other portfolios.

With respect to the proposed Sub-Adviser, the Board considered that, subject to the oversight of the Adviser, the proposed Sub-Adviser would be responsible for making investment decisions for the Fund; placing with brokers or dealers orders for the purchase and sale of investments for the Fund; and performing certain related administrative functions. The Board also reviewed information regarding the proposed Sub-Adviser’s process for selecting investments for the Fund, as well as information regarding the background of the proposed Sub-Adviser’s portfolio managers who would provide services to the Fund. In addition, the Board received information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve ”best execution” on behalf of the Fund. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser also was based, in part, on the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Sub-Adviser serving as an investment sub-adviser for one or more portfolios, or allocated portion(s) of portfolio(s), of EQ Advisors Trust, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the Sub-Adviser to those other portfolios.

The Board members also considered the Fund’s Chief Compliance Officer’s evaluation of the Sub-Adviser’s compliance program, policies, and procedures with respect to the Fund and factored into their review their experience and familiarity with the Adviser’s compliance program, policies, and procedures with respect to the Trust and their experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser’s and the proposed Sub-Adviser’s compliance programs, policies, and procedures with respect to EQ Advisors Trust. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser or the proposed Sub-Adviser and reviewed information regarding the Adviser’s and the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Fund.

The Board also considered the benefits that would be provided to shareholders from participation in a Fund advised by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution services that the Adviser and its affiliates would provide to the Fund and its shareholders.

The Board noted that the Fund did not have any performance history as it was newly organized and had not commenced operations as of the date of the meeting. With respect to approval of the Advisory Agreement, the Board received and reviewed information regarding the Fund’s investment objectives, policies and anticipated investments. The Board also considered the Adviser’s expertise, resources, proposed methodology and personnel for managing the Fund and its experience managing the other funds of the Trust, as well as portfolios of EQ Advisors Trust.

With respect to approval of the Sub-Advisory Agreement, the Board noted that comparative performance information was not available because the proposed Sub-Adviser did not advise other funds or accounts using a substantially similar investment strategy as the Fund. However, the Board considered the proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Fund.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Adviser were appropriate for the Fund in light of its investment objectives and, thus, supported a decision to approve the Agreements.

Expenses. The Board considered the Fund’s proposed advisory fee and sub-advisory fee in light of the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Adviser. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the proposed Sub-Adviser and the advisory fee to be retained by the Adviser in light of, among other factors, the services provided to the Fund by the Adviser and the proposed Sub-Adviser. The Board considered that all fees and expenses of the Fund are explicitly disclosed in the Fund’s offering documents.

With respect to the Advisory Agreement, the Board also considered the Fund’s proposed advisory fee schedule relative to the advisory fee schedules of other portfolios managed by the Adviser. The Board also considered information provided by the Adviser comparing the proposed advisory fee rate and expense ratios for the Fund to the advisory fee rates and expense ratios for comparable funds, including information compiled by Lipper, Inc., an independent organization. The Board further considered that the proposed advisory fee schedule for the Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. The Board noted that any such reduction in the Fund’s advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board further considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that the Fund’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, to the extent that the Adviser waives fees pursuant to the expense limitation arrangement, the Fund’s actual advisory fee may be lower than the Fund’s contractual advisory fee. Based on its review, the Board determined that the Adviser’s proposed fee for the Fund is fair and reasonable.

With respect to the Sub-Advisory Agreement, the Board also considered the proposed sub-advisory fee in light of the fees that the proposed Sub-Adviser charges under other advisory agreements with other clients. The Board noted that the Adviser, and not the Fund, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fees agreed upon with the proposed Sub-Adviser are reasonable in light of the quality of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the anticipated level of profits to be realized by the Adviser in connection with the operation of the Fund. The Adviser represented that, as a new fund with no prior operations, the Fund was not expected to be profitable to the Adviser initially because of its anticipated small initial asset base. As a result, the Board noted that it periodically would evaluate profitability as the assets of the Fund increase over time. With respect to the Sub-Advisory Agreement, the Board considered the estimated impact of the proposed advisory fee on the profitability of the Adviser. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee paid to the proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances in each case for each of them. The Board further noted that the proposed Sub-Adviser’s fee will be paid by the Adviser and not the Fund.

Economies of Scale. The Board also considered whether economies of scale or efficiencies would be realized as the Fund grows larger and the extent to which this is reflected in the proposed advisory and sub-advisory fee schedules for the Fund. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the adviser, and (iv) reinvestment in, and enhancements to, the services that an adviser and its affiliates provide to a fund and its shareholders. The Board noted that the proposed advisory fee schedule for the Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. In addition, the Board noted that the Adviser had agreed to assume certain expenses of the Fund by making payments or waiving all or a portion of its advisory, administrative and other fees so that the Fund’s total expense ratios do not exceed certain levels as set forth in the prospectus in light of the fact that the Fund is a new fund and initially would not have sufficient assets to maintain its expense ratios at competitive levels. The Board also considered that the Adviser could potentially share economies of scale or efficiencies with the Fund through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Fund. The Board considered these factors, and the relationship they bear to the fee structure charged to the Fund by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with the Fund once it commences operations and at reasonably anticipated asset levels. The Board noted, however, that it would monitor future growth in Fund assets to determine whether economies of scale or efficiencies continued to be reflected in the Fund’s fee arrangements.

Fall-Out Benefits. The Board also considered the extent to which the Adviser and its affiliates might derive ancillary benefits from Fund operations, including the following. The Board noted that the Adviser also would serve as the administrator for the Fund and would receive compensation for acting in this capacity. The Board also noted that AXA Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. AXA Distributors, LLC may receive compensation from the Fund (which may include payments pursuant to Rule 12b-1 plans with respect to its Class A, Class C (when offered for sale), and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Fund. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser are fair and reasonable.

The Board also noted that the proposed Sub-Adviser may derive ancillary benefits from Fund operations. For example, the Board noted that the proposed Sub-Adviser serves as investment sub-adviser for other funds advised by the Adviser and receives sub-advisory fees with respect to those funds. In addition, the Board noted that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Sub-Adviser are fair and reasonable.

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2016 (UNAUDITED)

At a meeting held on March 2-3, 2016, the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Advisory Agreement”) with AXA Equitable Funds Management Group, LLC (d/b/a 1290 Asset Managers) (“1290 Asset Managers” or the “Adviser”) and an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and AXA Investment Managers, Inc. (the “Sub-Adviser”) with respect to the 1290 Global Talents Fund, a newly-created fund of the Trust that commenced operations on April 12, 2016.

The Board noted that the Trust is an affiliated investment company of EQ Advisors Trust, which is also managed by the Adviser, and that all of the Board members also currently serve on the Board of Trustees of EQ Advisors Trust. The Board also noted that the proposed Sub-Adviser currently serves as investment sub-adviser for another fund of the Trust and for an allocated portion of a portfolio of EQ Advisors Trust. The Board noted that the Fund would be added, by amendment, to the existing Sub-Advisory Agreement between the Adviser and the proposed Sub-Adviser. In this regard, the Board noted that it had most recently approved the existing Sub-Advisory Agreement at a meeting held on June 10, 2014.

In reaching its decision to approve each Agreement with respect to the Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to the Fund and each Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the proposed Sub-Adviser and, where applicable, their respective affiliates; (2) comparative performance information; (3) the level of the Fund’s proposed advisory fee and sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (5) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Adviser, the proposed Sub-Adviser, and their respective affiliates. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees in connection with the meeting. The Board also took into account information provided to the Trustees at prior Board meetings. The Board also took into account information relating to the Adviser and the proposed Sub-Adviser provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, at prior meetings of the Board of Trustees of EQ Advisors Trust, and the Trustees noted their experience and familiarity with the Adviser, the proposed Sub-Adviser, and the other funds of the Trust derived from their years of service on the Boards of EQ Advisors Trust and the Trust. The information provided to the Trustees described, among other things, the Fund’s investment strategies and risks, the services to be provided by the Adviser and the proposed Sub-Adviser, as well as the Adviser’s and the proposed Sub-Adviser’s investment personnel, proposed advisory and sub-advisory fees, expense ratios, comparative performance information, expense limitation arrangements, and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Agreements and the information provided. The Independent Trustees met in advance of, and in executive session during, the meeting at which the Board approved the Agreements to review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. In approving the Agreements, the Board, including the Independent Trustees, determined that the proposed advisory and sub-advisory fees were fair and reasonable and that the approval of the Agreements was in the best interests of the Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Fund and its shareholders by the Adviser, the proposed Sub-Adviser and, where applicable, their respective affiliates. In addition to the comparative performance information discussed below, the Board considered the Adviser’s and the proposed Sub-Adviser’s responsibilities with respect to the Fund.

With respect to the Adviser, the Board considered that the Adviser would be responsible for, among other things, developing investment strategies for the Fund; researching, conducting “due diligence” on, selecting and monitoring the proposed Sub-Adviser; overseeing the proposed Sub-Adviser’s selection of investments for the Fund; monitoring and evaluating the performance of the Fund; monitoring the investment operations and composition of the Fund and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Fund among the proposed Sub-Adviser and other applicable parties; and implementing Board directives as they relate to the Fund. The Board also considered information regarding the Adviser’s process for selecting and monitoring the proposed Sub-Adviser, as well as information regarding the backgrounds of the personnel who would perform those functions with respect to the Fund. The Board also considered that the Adviser’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding the Adviser’s ongoing risk management activities. The Board also considered that the Adviser has assumed significant entrepreneurial and other risk in launching and sponsoring the Fund. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Adviser also was based, in part, on (i) the Board’s experience and familiarity with the Adviser serving as the investment adviser for the other funds of the Trust, and on periodic reports provided to the Board regarding the services provided by the Adviser to those other funds, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser serving as the investment manager for portfolios of EQ Advisors Trust, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the Adviser to those other portfolios.

With respect to the proposed Sub-Adviser, the Board considered that, subject to the oversight of the Adviser, the proposed Sub-Adviser would be responsible for making investment decisions for the Fund; placing with brokers or dealers orders for the purchase and sale of investments for the Fund; and performing certain related administrative functions. The Board also reviewed information regarding the proposed Sub-Adviser’s process for selecting investments for the Fund, as well as information regarding the background of the proposed Sub-Adviser’s portfolio managers who would provide services to the Fund, including their experience managing similar accounts for the Sub-Adviser and its affiliates. In addition, the Board received information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve ”best execution” on behalf of the Fund. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser also was based, in part, on (i) the Board’s experience and familiarity with the Sub-Adviser serving as an investment sub-adviser for another fund of the Trust, and on periodic reports provided to the Board regarding the services provided by the Sub-Adviser to that other fund, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Sub-Adviser serving as an investment sub-adviser for an allocated portion of a portfolio of EQ Advisors Trust, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the Sub-Adviser to that other portfolio.

The Board members also considered the Fund’s Chief Compliance Officer’s evaluation of the Sub-Adviser’s compliance program, policies, and procedures with respect to the Fund and factored into their review their experience and familiarity with the Adviser’s and the proposed Sub-Adviser’s compliance programs, policies, and procedures with respect to the Trust and their experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser’s and the proposed Sub-Adviser’s compliance programs, policies, and procedures with respect to EQ Advisors Trust. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser or the proposed Sub-Adviser and reviewed information regarding the Adviser’s and the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Fund.

The Board also considered the benefits that would be provided to shareholders from participation in a Fund advised by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution services that the Adviser and its affiliates would provide to the Fund and its shareholders.

The Board noted that the Fund did not have any performance history as it was newly organized and had not commenced operations as of the date of the meeting. With respect to approval of the Advisory Agreement, the Board received and reviewed information regarding the Fund’s investment objectives, policies and anticipated investments. The Board also considered the Adviser’s expertise, resources, proposed methodology and personnel for managing the Fund and its experience managing the other funds of the Trust, as well as portfolios of EQ Advisors Trust.

With respect to approval of the Sub-Advisory Agreement, the Board received and reviewed performance data relating to the proposed Sub-Adviser’s management of other funds and/or accounts with substantially similar investment objectives, policies, and strategies as the Fund, as compared to appropriate benchmarks. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered the proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Fund.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Adviser were appropriate for the Fund in light of its investment objectives and, thus, supported a decision to approve the Agreements.

Expenses. The Board considered the Fund’s proposed advisory fee and sub-advisory fee in light of the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Adviser. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the proposed Sub-Adviser and the advisory fee to be retained by the Adviser in light of, among other factors, the services provided to the Fund by the Adviser and the proposed Sub-Adviser. The Board considered that all fees and expenses of the Fund are explicitly disclosed in the Fund’s offering documents.

With respect to the Advisory Agreement, the Board also considered the Fund’s proposed advisory fee schedule relative to the advisory fee schedules of other portfolios managed by the Adviser. The Board also considered information provided by the Adviser comparing the proposed advisory fee rate and expense ratios for the Fund to the advisory fee rates and expense ratios for comparable funds, including information compiled by Lipper, Inc., an independent organization. The Board further considered that the proposed advisory fee schedule for the Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. The Board noted that any such reduction in the Fund’s advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board further considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that the Fund’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, to the extent that the Adviser waives fees pursuant to the expense limitation arrangement, the Fund’s actual advisory fee may be lower than the Fund’s contractual advisory fee. Based on its review, the Board determined that the Adviser’s proposed fee for the Fund is fair and reasonable.

With respect to the Sub-Advisory Agreement, the Board also considered the proposed sub-advisory fee in light of the fees that the proposed Sub-Adviser charges under other advisory agreements with other clients. The Board noted that the Adviser, and not the Fund, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fees agreed upon with the proposed Sub-Adviser are reasonable in light of the quality of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the anticipated level of profits to be realized by the Adviser in connection with the operation of the Fund. The Adviser represented that, as a new fund with no prior operations, the Fund was not expected to be profitable to the Adviser initially because of its anticipated small initial asset base. As a result, the Board noted that it periodically would evaluate profitability as the assets of the Fund increase over time. With respect to the Sub-Advisory Agreement, the Board considered the estimated impact of the proposed advisory fee on the profitability of the Adviser. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee paid to the proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances in each case for each of them. The Board further noted that the proposed Sub-Adviser’s fee will be paid by the Adviser and not the Fund.

Economies of Scale. The Board also considered whether economies of scale or efficiencies would be realized as the Fund grows larger and the extent to which this is reflected in the proposed advisory and sub-advisory fee schedules for the Fund. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the adviser, and (iv) reinvestment in, and enhancements to, the services that an adviser and its affiliates provide to a fund and its shareholders. The Board noted that the proposed advisory fee schedule for the Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. In addition, the Board noted that the Adviser had agreed to assume certain expenses of the Fund by making payments or waiving all or a portion of its advisory, administrative and other fees so that the Fund’s total expense ratios do not exceed certain levels as set forth in the prospectus in light of the fact that the Fund is a new fund and initially would not have sufficient assets to maintain its expense ratios at competitive levels. The Board also considered that the Adviser could potentially share economies of scale or efficiencies with the Fund through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Fund. In connection with its deliberations regarding the Sub-Advisory Agreement, the Board noted that the proposed sub-advisory fee schedule for the proposed Sub-Adviser includes breakpoints that would reduce the sub-advisory fee rate as Fund assets under the proposed Sub-Adviser’s management increase above certain levels. The Board again noted that the sub-advisory fee is paid by the Adviser out of its assets and not from the Fund’s assets. The Board considered these factors, and the relationship they bear to the fee structure charged to the Fund by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with the Fund once it commences operations and at reasonably anticipated asset levels. The Board noted, however, that it would monitor future growth in Fund assets to determine whether economies of scale or efficiencies continued to be reflected in the Fund’s fee arrangements.

Fall-Out Benefits. The Board also considered the extent to which the Adviser and its affiliates might derive ancillary benefits from Fund operations, including the following. The Board noted that the Adviser also would serve as the administrator for the Fund and would receive compensation for acting in this capacity. In addition, the Board recognized that the proposed Sub-Adviser is an affiliate of the Adviser and would serve as the Sub-Adviser to the Fund and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from the Fund. The Board also noted that AXA Distributors, LLC, which also is an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. AXA Distributors, LLC may receive compensation from the Fund (which may include payments pursuant to Rule 12b-1 plans with respect to its Class A, Class C (when offered for sale), and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Fund. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser are fair and reasonable.

The Board also noted that the proposed Sub-Adviser may derive ancillary benefits from Fund operations. For example, the Sub-Adviser, through its position as Sub-Adviser to the Fund, may engage in soft dollar transactions. The Board considered information regarding the proposed Sub-Adviser’s procedures for executing portfolio transactions for the Fund and the proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that the Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also considered that the proposed Sub-Adviser is an affiliate of the Adviser and would serve as the Sub-Adviser to the Fund and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from the Fund. The Board also noted that the proposed

Sub-Adviser serves as investment sub-adviser for other funds advised by the Adviser and receives sub-advisory fees with respect to those funds. The Board also recognized that the proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Fund and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Sub-Adviser are fair and reasonable.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.1290Funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Visit the Funds’ Website: 1290Funds.com

Must be accompanied or preceded by a Prospectus. 1290 Funds are distributed by ALPS Distributors, Inc.	RRD#166950

© 2016 AXA Equitable Life Insurance Company. All rights reserved.

1290 Avenue of the Americas, New York, NY 10104.

AXA Equitable Life Insurance Company

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable for the reporting period.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1290 FUNDS

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
July 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
July 6, 2016

By:	/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
July 6, 2016